                           Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         The Salomon Brothers Fund Inc
                (Name of Registrant as Specified In Its charter)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         ---------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------
     (5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------
     (3) Filing Party:

         ---------------------------------------------------------------------
     (4) Date Filed:

         ---------------------------------------------------------------------

                   SALOMON BROTHERS INVESTORS FUND INC

                    SALOMON BROTHERS CAPITAL FUND INC

                  SALOMON BROTHERS OPPORTUNITY FUND INC

                    SALOMON BROTHERS SERIES FUNDS INC:
                     SALOMON BROTHERS CASH MANAGEMENT FUND
             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                     SALOMON BROTHERS HIGH YIELD BOND FUND
                     SALOMON BROTHERS STRATEGIC BOND FUND
                      SALOMON BROTHERS TOTAL RETURN FUND
                       SALOMON BROTHERS ASIA GROWTH FUND
               SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

             SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND

                      THE SALOMON BROTHERS FUND INC

                  SALOMON BROTHERS 2008 WORLDWIDE DOLLAR

                        GOVERNMENT TERM TRUST INC

                SALOMON BROTHERS WORLDWIDE INCOME FUND INC

                  SALOMON BROTHERS HIGH INCOME FUND INC

                   THE EMERGING MARKETS INCOME FUND INC

                 THE EMERGING MARKETS INCOME FUND II INC

               THE EMERGING MARKETS FLOATING RATE FUND INC.

                     GLOBAL PARTNERS INCOME FUND INC.

                       MUNICIPAL PARTNERS FUND INC.

                     MUNICIPAL PARTNERS FUND II INC.

                                                         November 21, 1997

Dear Stockholder:

 We are pleased to enclose the notice and proxy statement for the Annual and Special Meetings of Stockholders (the "Meetings") of each of the above funds (the "Funds") to be held on January 14 or 15, 1998.

 As you may know, on September 24, 1997, Travelers Group Inc. ("Travelers") and Salomon Inc ("Salomon") entered into a Merger Agreement pursuant to which a wholly-owned subsidiary of Travelers will be merged with and into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney"). Thereafter, Smith Barney Holdings Inc., a subsidiary of Travelers, will merge with and into Salomon Smith Barney (the two mergers collectively, the "Transaction"). Salomon is currently the ultimate parent corporation of Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser or manager to each of the Funds. Salomon is also the ultimate parent corporation of Salomon Brothers Asset Management Limited ("SBAM

Limited"), which provides certain subadvisory services to Salomon Brothers Strategic Bond Fund, and Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP"), which provides certain subadvisory services to Salomon Brothers Asia Growth Fund and Salomon Brothers Institutional Asia Growth Fund. At the Meetings, stockholders of each Fund will be asked to approve one or more new investment advisory, management or subadvisory agreements with SBAM, SBAM Limited and SBAM AP, as applicable, which will be substantially similar to the existing agreements with such Fund, to become effective following consummation of the Transaction. Approval of the new agreements is necessary because the closing of the Transaction could be deemed to result in the termination of the existing investment advisory, management or subadvisory agreements pursuant to provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, stockholders of Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be asked to vote on the election of directors and to ratify the selection of independent accountants and stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will be asked to vote on the election of a director.

 It is important to keep in mind that Travelers and its subsidiaries are acquiring Salomon and its subsidiaries, not the Funds. YOUR FUND SHARES AND THE MANAGEMENT OR ADVISORY FEES CHARGED EACH FUND WILL NOT CHANGE AS A RESULT OF THE TRANSACTION. Moreover, Travelers has advised each Fund's Board of Directors that SBAM, SBAM Limited and SBAM AP are expected to continue following the closing of the Transaction to provide the high-quality services to which you have grown accustomed. The Transaction does not involve Value Advisors LLC ("Value Advisors"), which currently serves as investment adviser or manager to The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. However, because SBAM is a party to agreements with Value Advisors and certain of these Funds, stockholders of such Funds are being asked to consider new agreements with SBAM and Value Advisors.

 Because the Funds are affected similarly by the Transaction, each Fund's Board of Directors determined it would be most efficient to prepare a single combined notice and proxy statement which has been sent to the stockholders of all of the Funds. Further information relating to each Fund is contained in a separate exhibit, which is an important part of the proxy statement. If you are a stockholder of more than one Fund, you will receive the combined notice of meetings, proxy statement and a proxy card for each such Fund. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

 Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed Notice of Meetings describes which Funds' stockholders are being asked to vote on each proposal, and the proxy card provides for voting only with respect to the proposals relating to such Funds.

 After careful consideration, each Fund's Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act), approved the proposals relating to such Fund and recommends that its stockholders vote "FOR" each such proposal.

 We urge you to review the enclosed materials for all of the details on the proposals described above. It is very important that you complete and return the enclosed proxy card(s). Your prompt response will help save the cost of additional proxy solicitation.

 We thought it would be helpful to provide the questions and answers on the following page regarding the Transaction and the related proposals. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, and not a substitute for, the proxy statement, which we urge you to carefully review.

 Please feel free to call our proxy solicitor, D.F. King & Co., Inc. at 1-800-488-8035 to answer any questions or if you need assistance in voting. If we have not received your proxy card(s) prior to the date of the Meetings, you may receive a telephone call from D.F. King & Co., Inc. encouraging you to exercise your right to vote.

  We thank you for your participation.

 Sincerely,

 The Chairmen of the Boards and Presidents.

                              QUESTIONS & ANSWERS

Q. WHO IS BEING ACQUIRED IN THE TRANSACTION?

A. Travelers, a publicly-traded financial services company, and its subsidiaries have agreed to acquire all of the outstanding voting securities of Salomon. Salomon is the ultimate parent corporation of SBAM, which is the investment adviser or manager to the Funds, and of SBAM Limited and SBAM AP, which provide subadvisory services to certain of the Funds. The Funds themselves are not being acquired.

Q. WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. Pursuant to the 1940 Act, consummation of the Transaction could be deemed to cause the automatic termination of each of the current management or investment advisory agreements with SBAM as well as the termination of each of the subadvisory agreements to which SBAM, SBAM Limited and SBAM AP are a party. Therefore, in order to ensure continuity of management, stockholders are being asked to approve substantially similar new agreements.

Q. HOW WILL THE TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged each Fund will not change as a result of the Transaction. Moreover, Travelers has advised each Fund's Board that SBAM, SBAM Limited and SBAM AP are expected to continue following the Transaction to provide the high-quality services to which you've grown accustomed. Consequently, management of each Fund believes that the Transaction will not adversely affect the operations of the Fund.

Q. HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, each Fund's Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act), recommends that stockholders vote "FOR" each of the proposals relating to such Fund on the enclosed proxy card(s).

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please feel free to call our proxy solicitor, D.F. King & Co., Inc. at 1-800-488-8035 to answer any questions or if you need assistance in voting.

                       PLEASE SIGN, DATE AND RETURN THE
             ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                   SALOMON BROTHERS INVESTORS FUND INC

                    SALOMON BROTHERS CAPITAL FUND INC

                  SALOMON BROTHERS OPPORTUNITY FUND INC

                    SALOMON BROTHERS SERIES FUNDS INC:
                     SALOMON BROTHERS CASH MANAGEMENT FUND
             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                     SALOMON BROTHERS HIGH YIELD BOND FUND
                     SALOMON BROTHERS STRATEGIC BOND FUND
                      SALOMON BROTHERS TOTAL RETURN FUND
                       SALOMON BROTHERS ASIA GROWTH FUND
               SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

             SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND

                      THE SALOMON BROTHERS FUND INC

                  SALOMON BROTHERS 2008 WORLDWIDE DOLLAR

                        GOVERNMENT TERM TRUST INC

                SALOMON BROTHERS WORLDWIDE INCOME FUND INC

                  SALOMON BROTHERS HIGH INCOME FUND INC

                   THE EMERGING MARKETS INCOME FUND INC

                 THE EMERGING MARKETS INCOME FUND II INC

               THE EMERGING MARKETS FLOATING RATE FUND INC.

                     GLOBAL PARTNERS INCOME FUND INC.

                       MUNICIPAL PARTNERS FUND INC.

                     MUNICIPAL PARTNERS FUND II INC.

             NOTICE OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

                                                         November 21, 1997

To the Stockholders of the above funds:

 Notice is hereby given that Annual Meetings of the stockholders of each of Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. and that Special Meetings of the stockholders of each of the other Funds listed above (each, a "Fund" and, collectively, the "Funds") will be held on January 14 or 15, 1998, at the offices of Salomon Brothers Asset Management Inc ("SBAM"), 7 World Trade Center, New York, New York in the Downtown Conference Center, at the following dates and times:

                             January 14, 1998

 Salomon Brothers Investors Fund Inc

 Salomon Brothers Capital Fund Inc                  9:00 a.m.

 Salomon Brothers Opportunity Fund Inc              9:30 a.m.

 Salomon Brothers Cash Management Fund              10:00 a.m.

                                                    10:30 a.m.

 Salomon Brothers New York Municipal Money
   Market Fund                                      10:30 a.m.
 Salomon Brothers National Intermediate
   Municipal Fund                                   10:30 a.m.
 Salomon Brothers U.S. Government Income Fund
 Salomon Brothers High Yield Bond Fund              10:30 a.m.

 Salomon Brothers Strategic Bond Fund               10:30 a.m.

 Salomon Brothers Total Return Fund                 10:30 a.m.

 Salomon Brothers Asia Growth Fund                  10:30 a.m.

 Salomon Brothers Institutional Money Market        10:30 a.m.
   Fund
 Salomon Brothers Institutional Emerging            10:30 a.m.
   Markets Debt Fund
 Salomon Brothers Institutional High Yield Bond     1:00 p.m.
   Fund
 Salomon Brothers Institutional Asia Growth         1:00 p.m.
   Fund
                                                    1:00 p.m.

                             January 15, 1998

 Salomon Brothers High Income Fund Inc
 Salomon Brothers 2008 Worldwide Dollar             9:00 a.m.
   Government Term Trust Inc
 Salomon Brothers Worldwide Income Fund Inc         9:30 a.m.

 The Emerging Markets Income Fund Inc               10:00 a.m.

 Global Partners Income Fund Inc.                   10:30 a.m.

 The Emerging Markets Income Fund II Inc            11:00 a.m.

 The Emerging Markets Floating Rate Fund Inc.       11:30 a.m.

 Municipal Partners Fund Inc.                       1:00 p.m.

 Municipal Partners Fund II Inc.                    1:30 p.m.

 The Salomon Brothers Fund Inc                      2:00 p.m.

                                                    3:00 p.m.

 The Annual and Special Meetings (the "Meetings") will be held for the following purposes:

THE FOLLOWING PROPOSAL RELATES TO EACH OF THE FOLLOWING FUNDS: SALOMON BROTHERS INVESTORS FUND INC, SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS CASH MANAGEMENT FUND, SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND, SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND, SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND, SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND, SALOMON BROTHERS TOTAL RETURN FUND, SALOMON BROTHERS ASIA GROWTH FUND, SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND, SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND, SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND, SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND, THE SALOMON BROTHERS FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, SALOMON BROTHERS HIGH INCOME FUND INC AND THE EMERGING MARKETS INCOME FUND INC.

    1. The approval of a new management or investment advisory agreement be-tween SBAM and the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.

    2. The approval of a new investment advisory and administration agreement among SBAM, Value Advisors LLC and the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS STRATEGIC BOND FUND.

    3. The approval of a new subadvisory consulting agreement between SBAM and Salomon Brothers Asset Management Limited with respect to the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS ASIA GROWTH FUND AND SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND.

    4. The approval of a new subadvisory agreement between SBAM and Salomon Brothers Asset Management Asia Pacific Limited with respect to the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC, GLOBAL PARTNERS INCOME FUND INC., THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.

    5. The election of a director(s) for the Fund, to hold office until his (their) successor(s) is (are) duly elected and qualified.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC AND GLOBAL PARTNERS INCOME FUND INC.

    6. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal years ending July 31, 1998 with respect to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, August 31, 1998 with respect to Salomon Brothers Opportunity Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc., October 31, 1997 with respect to Salomon Brothers Worldwide Income Fund Inc and December 31, 1997 with respect to Salomon Brothers Capital Fund Inc.

THE FOLLOWING RELATES TO EACH FUND:

     To conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

The close of business on November 17, 1997 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, each of the Meetings and any adjournment(s) thereof.

                                 By Order of the Boards of Directors,

                                 Noel B. Daugherty,
                                 Secretary of:

                                 SALOMON BROTHERS INVESTORS FUND INC
                                 SALOMON BROTHERS CAPITAL FUND INC
                                 SALOMON BROTHERS OPPORTUNITY FUND  INC

                                 SALOMON BROTHERS CASH MANAGEMENT  FUND
                                 SALOMON BROTHERS NEW YORK MUNICIPAL  MONEY
                                 MARKET FUND
                                 SALOMON BROTHERS NATIONAL  INTERMEDIATE
                                 MUNICIPAL FUND
                                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND SALOMON BROTHERS HIGH YIELD BOND FUND SALOMON BROTHERS STRATEGIC BOND FUND
                                 SALOMON BROTHERS TOTAL RETURN FUND
                                 SALOMON BROTHERS ASIA GROWTH FUND
                                 SALOMON BROTHERS INSTITUTIONAL  MONEY MARKET
                                 FUND
                                 SALOMON BROTHERS INSTITUTIONAL  EMERGING
                                 MARKETS DEBT FUND
                                 SALOMON BROTHERS INSTITUTIONAL HIGH  YIELD
                                 BOND FUND
                                 SALOMON BROTHERS INSTITUTIONAL ASIA  GROWTH
                                 FUND
                                 THE SALOMON BROTHERS FUND INC
                                 SALOMON BROTHERS 2008 WORLDWIDE  DOLLAR
                                 GOVERNMENT TERM TRUST INC
                                 SALOMON BROTHERS WORLDWIDE INCOME  FUND INC
                                 SALOMON BROTHERS HIGH INCOME FUND  INC
                                 THE EMERGING MARKETS INCOME FUND INC
                                 THE EMERGING MARKETS INCOME FUND II  INC

                                 THE EMERGING MARKETS FLOATING RATE  FUND INC.

                                 GLOBAL PARTNERS INCOME FUND INC.
                                 MUNICIPAL PARTNERS FUND INC.
                                 MUNICIPAL PARTNERS FUND II INC.

New York, New York

November 21, 1997


 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDI-CATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), DATE AND SIGN IT
 (THEM) AND RETURN IT (THEM) PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   SALOMON BROTHERS INVESTORS FUND INC

                    SALOMON BROTHERS CAPITAL FUND INC

                  SALOMON BROTHERS OPPORTUNITY FUND INC

                    SALOMON BROTHERS SERIES FUNDS INC:
                     SALOMON BROTHERS CASH MANAGEMENT FUND
             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                     SALOMON BROTHERS HIGH YIELD BOND FUND
                     SALOMON BROTHERS STRATEGIC BOND FUND
                      SALOMON BROTHERS TOTAL RETURN FUND
                       SALOMON BROTHERS ASIA GROWTH FUND
               SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

             SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND

                      THE SALOMON BROTHERS FUND INC

     SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

                SALOMON BROTHERS WORLDWIDE INCOME FUND INC

                  SALOMON BROTHERS HIGH INCOME FUND INC

                   THE EMERGING MARKETS INCOME FUND INC

                 THE EMERGING MARKETS INCOME FUND II INC

               THE EMERGING MARKETS FLOATING RATE FUND INC.

                     GLOBAL PARTNERS INCOME FUND INC.

                       MUNICIPAL PARTNERS FUND INC.

                     MUNICIPAL PARTNERS FUND II INC.

                           COMBINED PROXY STATEMENT

                           Meetings of Stockholders

 This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the above funds (each, a "Fund" and, collectively, the "Funds"), to be used at meetings of stockholders (in each case, the "Meeting") of the Funds and any adjournment(s) thereof. The Meetings will be held on January 14 or 15, 1998, at the times indicated on pages 1 and 2 of the "Notice of Annual and Special Meetings of Stockholders," at the offices of Salomon Brothers Asset Management Inc ("SBAM"), 7 World Trade Center, New York, New York in the Downtown Conference Center. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 21, 1997.


 The primary purpose of the Meetings is to permit each Fund's stockholders to consider one or more new management, investment advisory or subadvisory agreements to take effect upon consummation of the transaction contemplated by the Merger Agreement, dated as of September 24, 1997 (the "Merger Agreement"), entered into by Travelers Group Inc. ("Travelers") and

Salomon Inc ("Salomon"). Pursuant to the Merger Agreement, a wholly-owned subsidiary of Travelers will be merged with and into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney"). Thereafter, Smith Barney Holdings Inc. ("SBHI"), a subsidiary of Travelers, will merge with and into Salomon Smith Barney (the two mergers collectively, the "Transaction"). Salomon is currently the ultimate parent corporation of SBAM, which serves as investment adviser or manager to each of the Funds. Salomon is also the ultimate parent corporation of Salomon Brothers Asset Management Limited ("SBAM Limited"), which provides certain subadvisory services to Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), and Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP"), which provides certain subadvisory services to Salomon Brothers Asia Growth Fund and Salomon Brothers Institutional Asia Growth Fund (each, an "Asia Fund" and, collectively, the "Asia Funds"). For a discussion of the Transaction, see "The Transaction" under Proposal 1 below.

 Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Transaction could be deemed to cause the automatic termination of each Fund's management or investment advisory agreements currently in place with SBAM, as well as the automatic termination of SBAM's subadvisory agreements with SBAM Limited (with respect to the Strategic Bond
Fund) and SBAM AP (with respect to each Asia Fund). Travelers and Salomon have applied for exemptive relief from the Securities and Exchange Commission with respect to the termination of those agreements. If granted, such relief would permit new agreements with SBAM, SBAM Limited or SBAM AP, as applicable, to go into effect without stockholder approval and would allow SBAM, SBAM Limited and SBAM AP to collect fees pursuant to those agreements, such fees to be held in escrow pending stockholder approval which must occur within 150 days following the closing of the Transaction. Therefore, in order to ensure continuity in the management of the Funds, stockholders of certain of the Funds are being asked to approve new management or investment advisory agreements with SBAM. For this same reason, with respect to each of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (collectively, the "Co-Advised Funds"), stockholders are being asked to approve a new investment advisory and administration agreement among the Fund, SBAM and Value Advisors LLC ("Value Advisors"). In addition, stockholders of the Strategic Bond Fund are being asked to approve a new subadvisory consulting agreement between SBAM and SBAM Limited, and stockholders of each Asia Fund are being asked to approve a new subadvisory agreement between SBAM and SBAM AP.

 The Meeting also will serve as the Annual Meeting of Stockholders of Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. Stockholders of each of these Funds are being asked to vote on the election of directors and to ratify the selection of the Funds' respective independent accountants. In addition, stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will be asked to vote on the election of a director.

 Stockholders who execute proxies retain the right to revoke them in person at the relevant Meeting or by written notice received by the Secretary of the relevant Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted "FOR" each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on November 17, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders of each Fund entitled to notice of, and to vote at, the relevant Meeting and any adjournment(s) thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each fractional share) held of record on the Record Date, with no shares having cumulative voting rights. Each Fund had outstanding the number of shares indicated in the separate fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying as Exhibit A to, and forming an important part of, this proxy statement. Stockholders of each Fund may vote only on those Proposals affecting their Fund, and stockholders of each Fund will vote separately on each such Proposal from stockholders of the other Funds voting on such Proposal. All of the outstanding capital stock of each Fund will vote together as a single class with respect to each Proposal.

The Proposals are to be voted upon by stockholders of the Funds as follows:

              PROPOSALS                 FUNDS TO WHICH EACH PROPOSAL APPLIES
----------------------------------------------------------------------------
  1. Approval of a new management or  Salomon Brothers Investors Fund Inc,
     investment advisory agreement    Salomon Brothers Capital Fund Inc,
     between SBAM and the Fund.       Salomon Brothers Opportunity Fund Inc,
                                      Salomon Brothers Cash Management Fund,
                                      Salomon Brothers New York Municipal
                                      Money Market Fund, Salomon Brothers
                                      National Intermediate Municipal Fund,
                                      Salomon Brothers U.S. Government
                                      Income Fund, Salomon Brothers High
                                      Yield Bond Fund, Salomon Brothers
                                      Strategic Bond Fund, Salomon Brothers
                                      Total Return Fund, Salomon Brothers
                                      Asia Growth Fund, Salomon Brothers
                                      Institutional Money Market Fund,
                                      Salomon Brothers Institutional
                                      Emerging Markets Debt Fund, Salomon
                                      Brothers Institutional High Yield Bond
                                      Fund, Salomon Brothers Institutional
                                      Asia Growth Fund, The Salomon Brothers
                                      Fund Inc, Salomon Brothers 2008
                                      Worldwide Dollar Government Term Trust
                                      Inc, Salomon Brothers Worldwide Income
                                      Fund Inc, Salomon Brothers High Income
                                      Fund Inc and The Emerging Markets
                                      Income Fund Inc
----------------------------------------------------------------------------
  2. Approval of a new investment     The Emerging Markets Income Fund II
     advisory and administration      Inc, The Emerging Markets Floating
     agreement among SBAM, Value      Rate Fund Inc., Global Partners Income
     Advisors and the Fund.           Fund Inc., Municipal Partners Fund
                                      Inc. and Municipal Partners Fund II
                                      Inc.
----------------------------------------------------------------------------
  3. Approval of a new subadvisory    Salomon Brothers Strategic Bond Fund
     consulting agreement between
     SBAM and SBAM Limited.
----------------------------------------------------------------------------
  4. Approval of a new subadvisory    Salomon Brothers Asia Growth Fund and
     agreement between SBAM and SBAM  Salomon Brothers Institutional Asia
     AP.                              Growth Fund

               PROPOSALS                  FUNDS TO WHICH EACH PROPOSAL APPLIES
------------------------------------------------------------------------------
  5. Election of directors to the       Salomon Brothers Capital Fund Inc,
     Board of Directors to hold office  Salomon Brothers Opportunity Fund Inc,
     until their successors are duly    Salomon Brothers 2008 Worldwide Dollar
     elected and qualified.             Government Term Trust Inc, Salomon
                                        Brothers Worldwide Income Fund Inc,
                                        The Emerging Markets Income Fund Inc,
                                        Global Partners Income Fund Inc., The
                                        Emerging Markets Income Fund II Inc,
                                        The Emerging Markets Floating Rate
                                        Fund Inc., Municipal Partners Fund
                                        Inc. and Municipal Partners Fund II
                                        Inc.
------------------------------------------------------------------------------
  6. Ratification of the selection of   Salomon Brothers Capital Fund Inc,
     Price Waterhouse LLP as the        Salomon Brothers Opportunity Fund Inc,
     Fund's independent accountants.    Salomon Brothers 2008 Worldwide Dollar
                                        Government Term Trust Inc, Salomon
                                        Brothers Worldwide Income Fund Inc,
                                        The Emerging Markets Income Fund Inc
                                        and Global Partners Income Fund Inc.

 Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such Proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

 In accordance with each Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of: (i) a majority of the outstanding shares of the Fund entitled to vote at the Meeting with respect to all Funds except Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund and Salomon Brothers Institutional Money Market Fund (collectively, the "Series Funds"); and (ii) one-third of the outstanding shares of each of the Series Funds entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve any of the Proposals to be acted on at such Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies and without establishing a new Record Date. Any such adjournment will require the affirmative vote of a majority of those shares present at the relevant Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement with respect to a Fund prior to any such adjournment if sufficient votes have been received for approval.

 EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO STOCKHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT TO STOCKHOLDERS, IF ANY, SUCCEEDING SUCH ANNUAL REPORT, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE RELEVANT FUND IN WRITING AT ITS ADDRESS BELOW OR BY CALLING 1-888-777-0102.

 The principal executive offices of each of the Funds are located at 7 World Trade Center, New York, New York 10048.

   PROPOSAL 1. APPROVAL OF A NEW MANAGEMENT OR INVESTMENT ADVISORY AGREEMENT
                           BETWEEN SBAM AND THE FUND

 STOCKHOLDERS OF SALOMON BROTHERS INVESTORS FUND INC, SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS CASH MANAGEMENT FUND, SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND, SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND, SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND, SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND, SALOMON BROTHERS TOTAL RETURN FUND, SALOMON BROTHERS ASIA GROWTH FUND, SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND, SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND, SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND, SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND, THE SALOMON BROTHERS FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, SALOMON BROTHERS HIGH INCOME FUND INC AND THE EMERGING MARKETS INCOME FUND INC WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

 SBAM currently serves as investment adviser or manager to each of the Funds pursuant to an investment advisory or management agreement (in each case, the "Existing SBAM Agreement" and, collectively, the "Existing SBAM Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of such Fund or SBAM, most recently approved the Fund's Existing SBAM Agreement.

 As a result of the Transaction, Salomon, the ultimate parent corporation of SBAM, SBAM Limited and SBAM AP, will be reconstituted as Salomon Smith Barney and will become a wholly-owned subsidiary of Travelers. The Transaction could be deemed to result in an "assignment," as defined in the 1940 Act, of the Existing SBAM Agreements.

 As required by the 1940 Act, each Existing SBAM Agreement provides for its automatic termination in the event of its "assignment," as defined in such Act. Therefore, in connection with the Transaction, the Board of Directors of each Fund is proposing that its stockholders approve a new management or investment advisory agreement between the Fund and SBAM (in each case, the "New SBAM Agreement" and, collectively, the "New SBAM Agreements"). The New SBAM Agreement proposed for each Fund is substantially similar to its Existing SBAM Agreement. A description of the New SBAM Agreement proposed for each Fund, including the services to be provided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the forms of New SBAM Agreements attached hereto as Exhibits B-1 to B-5.

INFORMATION CONCERNING SBAM

 SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM has served as investment adviser or manager to each Fund pursuant to such Fund's Existing SBAM Agreement since May 1, 1990 with respect to Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc and The Salomon Brothers Fund Inc, and since commencement of operations with respect to each of the other Funds. As of September 30, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $25.9 billion of assets, of which SBAM managed approximately $19.3 billion. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each Fund for which SBAM provides management, advisory or sub-advisory services.

 SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc ("SBHC"), which in turn is a wholly-owned subsidiary of Salomon. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

 The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.

                                             TITLE AND
NAME                                      PRINCIPAL OCCUPATION
----                                      --------------------
Thomas W. Brock.......................... Chairman, Chief Executive Officer and
                                          Managing Director of SBAM and Managing
                                          Director and Member of the Management
                                          Board of Salomon Brothers Inc
Michael S. Hyland........................ President, Managing Director and
                                          Member of the Board of SBAM and
                                          Managing Director of Salomon Brothers
                                          Inc
Rodney B. Berens......................... Managing Director and Member of the
                                          Board of SBAM and Managing Director
                                          and Member of the Management Board of
                                          Salomon Brothers Inc
Vilas V. Gadkari......................... Managing Director and Member of the
                                          Board of SBAM and Managing Director of
                                          Salomon Brothers Inc
Zachary Snow............................. Secretary of SBAM and Managing
                                          Director and Counsel of Salomon
                                          Brothers Inc

 The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.

 Each Fund has been informed that Berkshire Hathaway, Inc., a Delaware corporation, owned beneficially as of September 30, 1997, shares of Common Stock and Preferred Stock, Series A, of Salomon, constituting in excess of 10% of the votes entitled to be cast by the outstanding voting securities of Salomon. Messrs. Brock and Hyland currently own common stock of Salomon.

THE TRANSACTION

 On September 24, 1997, Travelers and Salomon entered into the Merger Agreement pursuant to which a wholly-owned subsidiary of Travelers will be merged into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. Thereafter, SBHI will merge with and into Salomon Smith Barney, with Salomon Smith Barney as the survivor. In connection with the Transaction, Travelers will issue 1.695 shares of its common stock in exchange for each outstanding share of Salomon common stock. Salomon preferred stockholders will receive one newly issued share of a corresponding series of Travelers preferred stock with terms substantially identical to those of the respective series of Salomon preferred stock they are exchanging. The total value of the Transaction is approximately $9 billion.

 The Transaction is expected to be completed by late November 1997. Its consummation is subject to various regulatory approvals and approval by Salomon stockholders. If for any reason the closing of the Transaction does not occur, the existing management, investment advisory and subadvisory agreements will remain in effect in accordance with their terms.

 Travelers has advised each Fund that it anticipates upon consummation of the Transaction that SBAM will continue to provide the same level of advisory or management services as has been provided to each Fund to date.

 Travelers is a publicly traded financial services holding company whose principal business address is 388 Greenwich Street, New York, New York 10013. Travelers is a diversified, integrated financial services company engaged in investment and asset management services, consumer finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through SBHI and certain of its subsidiaries.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available to the parties in connection with the Transaction. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Each Fund's Board of Directors is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. All of the Funds meet this test except for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc and Salomon Brothers High Income Fund Inc. In connection with the consummation of the Transaction, and in order to meet this condition for compliance with
Section 15(f), it is anticipated that Michael S. Hyland will resign from the Boards of Directors of those three Funds. The Emerging Markets Income Fund Inc has applied for an exemption by the Securities and Exchange Commission from the 75% disinterested board requirement to avoid the need to reconstitute the Fund's Board of Directors upon consummation of the Transaction.

EXISTING SBAM AGREEMENTS AND NEW SBAM AGREEMENTS

 The Existing SBAM Agreement and the New SBAM Agreement for each Fund are substantially similar. The following description of the New SBAM Agreement for each Fund is qualified in its entirety by reference to the forms of New SBAM Agreements attached hereto as Exhibits B-1 to B-5.

Services to be Performed

 Pursuant to each New SBAM Agreement, SBAM will continue to manage and supervise each Fund's investment program and will provide certain compliance, administrative and clerical services to all Funds.

Expenses and Advisory Fees

 Each New SBAM Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for certain expenses in connection with maintaining a staff within its organization to furnish the above services to the Funds.

 FOR EACH FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY THE FUND PURSUANT TO ITS NEW SBAM AGREEMENT IS IDENTICAL TO THE RATE IN ITS EXISTING SBAM AGREEMENT. Consequently, each Fund will pay SBAM a fee at a rate under its New SBAM Agreement which is identical to the fee rate for its Existing SBAM Agreement, which is set forth in the Fund Exhibit. For each Fund, the aggregate amount of management or investment advisory fees paid by such Fund to SBAM for the Fund's most recent fiscal year under its Existing SBAM Agreement is set forth in the Fund Exhibit. SBAM remitted a certain percentage of such fees to third parties, including SBAM Limited (with respect to the Strategic Bond Fund) and SBAM AP (with respect to each Asia Fund), affiliates of SBAM, pursuant to applicable agreements (for a discussion of certain such agreements, see Proposals 3 and 4).

Limitation of Liability

 As set forth more fully in the applicable exhibit, all of the New SBAM Agreements (with the exception of the New SBAM Agreement with respect to The Salomon Brothers Fund Inc) provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), SBAM shall not be liable to the Fund or its stockholders for any act, omission and/or mistake in judgment in the course of or in connection with the rendering of its services thereunder. The Salomon Brothers Fund Inc New SBAM Agreement provides that SBAM shall not be liable to that Fund or its stockholders with respect to certain affiliated transactions in the absence of disabling conduct. In addition, the New SBAM Agreements with respect to Salomon Brothers Asia Growth Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Asia Growth Fund, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc and The Emerging Markets Income Fund Inc provide that the Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

 Each Fund's New SBAM Agreement will have an initial term of either one or two years (as set forth in the applicable exhibit), and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by: (i) a majority of the members of the Fund's Board of Directors who are not parties to the New SBAM Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party; and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund with respect to all Funds except The Salomon Brothers Fund Inc, or a majority of the outstanding voting securities of The Salomon Brothers Fund Inc. For each Fund, its New SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund with respect to all Funds except The Salomon Brothers Fund Inc, and by a majority of the outstanding voting securities of the Fund with respect to The Salomon Brothers Fund Inc, or by SBAM, and each New SBAM Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 Each Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New SBAM Agreement or its affiliates, has approved the New SBAM Agreement for such Fund and recommends that stockholders of the Fund approve such agreement. Meetings related to such Board approvals were held on October 10, 1997 and October 28, 1997 with respect to all Funds except Salomon Brothers Opportunity Fund Inc, for which meetings were held on October 13, 1997 and November 4, 1997. Each New SBAM Agreement will become effective on the date the Transaction is consummated.

 In approving the New SBAM Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each Fund has independently determined that continuity and efficiency of management or advisory services after the Transaction can best be assured by approving the New SBAM Agreement on behalf of the Fund. The Board of Directors of each Fund believes that the New SBAM Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New SBAM Agreement, each Fund's Board of Directors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM and Travelers. These materials included financial statements as well as other written information regarding SBAM and Travelers and their personnel, operations and financial condition.

 In approving the New SBAM Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the operations and services to date provided by SBAM to the Fund, which are expected to continue to be provided by SBAM after the Transaction with no change in fees, comparative fee information concerning other investment companies currently advised by SBAM with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM Agreement and the New SBAM Agreement for such Fund, including the terms relating to the services to be performed thereunder by SBAM, are substantially similar (and are identical with respect to the expenses and fees payable by the Fund). In connection with these considerations, each Fund's Board of Directors compared the terms of the New SBAM Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to SBAM of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commitment of Travelers to maintain the services provided to the Fund by SBAM, and met with representatives of Travelers to discuss their current intentions with respect to SBAM.

 In addition to the foregoing primary considerations, each Fund's Board of Directors considered the likelihood of SBAM's and Travelers' financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of SBAM and Travelers and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM to retain and attract qualified personnel following consummation. In connection with these considerations, each Board considered possible alternatives to approval of the New SBAM Agreement.

 Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New SBAM Agreement is in the best interests of the Fund and its stockholders.

 Certain directors and officers of each Fund may have a substantial interest in the approval of the New SBAM Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described above under "Information Concerning SBAM" and in the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of each Fund's New SBAM Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of:
(a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy; or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and Broker Non-Votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAVELERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW SBAM AGREEMENT.

               PROPOSAL 2. APPROVAL OF A NEW INVESTMENT ADVISORY
                   AND ADMINISTRATION AGREEMENT AMONG SBAM,
                          VALUE ADVISORS AND THE FUND

 STOCKHOLDERS OF THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC. WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

 SBAM serves as investment adviser and administrator to each Co-Advised Fund pursuant to an investment advisory and administration agreement currently in place among Value Advisors, SBAM and each such Fund (in each case, the "Co-Advised Agreement" and, collectively, the "Co-Advised Agreements"), the date of each of which is set forth in the Fund Exhibit. For more information on SBAM, see "Information Concerning SBAM" under Proposal 1 above. The Fund Exhibit sets forth the respective dates on which each Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of such Fund, Value Advisors or SBAM, most recently approved the Fund's Co-Advised Agreement. For more information concerning Value Advisors, see "Information Concerning Value Advisors" in the Fund Exhibit.

 As required by the 1940 Act, each Co-Advised Agreement provides for its automatic termination in the event of its "assignment," as defined in such Act. As discussed under Proposal 1 above, consummation of the Transaction could be deemed to result in an assignment (and technical termination) of each such agreement. For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of each Fund is proposing that its stockholders approve a new investment advisory and administration agreement among SBAM, the Fund and Value Advisors (in each case, the "New Co-Advised Agreement" and, collectively, the "New Co-Advised Agreements"). The New

Co-Advised Agreement proposed for each Fund is substantially similar to its existing Co-Advised Agreement. A description of the New Co-Advised Agreement proposed for each Fund, including the services to be provided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New Co-Advised Agreement for each Fund attached hereto as Exhibit C.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available in connection with Travelers' acquisition of indirect control of SBAM. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above. The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have applied for an exemption by the Securities and Exchange Commission from the 75% disinterested board requirement to avoid the need to reconstitute the Funds' Boards of Directors upon consummation of the Transaction.

EXISTING AND NEW CO-ADVISED AGREEMENTS

 The existing Co-Advised Agreement and the New Co-Advised Agreement for each Fund are substantially similar. The following description of the New Co-Advised Agreement for each Fund is qualified in its entirety by reference to the form of New Co-Advised Agreement attached hereto as Exhibit C.

Services to be Performed

 Pursuant to each New Co-Advised Agreement, subject to the direction and control of the directors of the Fund and in consultation with Value Advisors, SBAM will make investment strategy decisions for each Fund, manage the investing and reinvesting of assets in accordance with the Fund's stated policies, place purchase and sale orders for the Fund, provide financial research and data to the Fund and be responsible for administrative and stockholder services.

Expenses and Advisory Fees

 Each New Co-Advised Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the Fund.

 VALUE ADVISORS, AND NOT THE FUND, IS RESPONSIBLE FOR PAYING SBAM ITS FEE UNDER THE NEW CO-ADVISED AGREEMENT. FOR EACH FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY VALUE ADVISORS TO SBAM PURSUANT TO THE NEW CO-ADVISED AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING CO-ADVISED AGREEMENT. Consequently, SBAM will be paid by Value Advisors a fee at a rate under each Fund's New Co-Advised Agreement which is identical to the fee rate for its existing Co-Advised Agreement, which is set forth in the Fund Exhibit. For each Fund, the aggregate amount of fees paid to SBAM for the Fund's most recent fiscal year under its existing Co-Advised Agreement is set forth in the Fund Exhibit.

Limitation of Liability

 Each New Co-Advised Agreement provides that in the absence of disabling conduct, SBAM shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New Co-Advised Agreement provides that the Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

 Each Fund's New Co-Advised Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by: (i) a majority of the members of the Co-Advised Fund's Board of Directors who are not parties to the New Co-Advised Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party; and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For each Fund, its New Co-Advised Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or by SBAM, and each New Co-Advised Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 Each Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New Co-Advised Agreement or its affiliates, has approved the New Co-Advised Agreement for such Fund and recommends that stockholders of the Fund approve such agreement. Meetings related to such Board approvals were held on October 10, 1997 and October 28, 1997. Each New Co-Advised Agreement will become effective on the date the Transaction is consummated.

 In approving the New Co-Advised Agreement and determining to submit it to the stockholders for their approval, the Board of Directors of each Fund has independently determined that continuity and efficiency of management or advisory services after the Transaction can best be assured by approving the New Co-Advised Agreement on behalf of the Co-Advised Fund. The Board of each Fund believes that the New Co-Advised Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Co-Advised Agreement is in the best interests of the Fund and its stockholders.

 In connection with its review of the New Co-Advised Agreement, each Fund's Board of Directors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM and Travelers. These materials included financial statements as well as other written information regarding SBAM and Travelers and their personnel, operations and financial condition.

 In approving the New Co-Advised Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the services provided to date by SBAM to the Fund, which are expected to continue to be provided after the Transaction with no change in fees, comparative fee information concerning other investment companies advised by SBAM with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the existing Co-Advised Agreement and the New Co-Advised Agreement for such Fund, including the terms relating to the services to be performed thereunder by SBAM, are substantially similar (and identical with respect to the expenses and fees payable to SBAM). In connection with these primary considerations, each Fund's Board of Directors compared the terms of the New Co-Advised Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commitment of Travelers to maintain the services provided to the Fund by SBAM, and met with representatives of Travelers to discuss their current intentions with respect to SBAM.

 In addition to the foregoing primary considerations, each Fund's Board of Directors considered the likelihood of SBAM's and Travelers' continued financial stability following the consummation of the Transaction, particularly in light of each of SBAM's and Travelers' overall experience and reputation and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM to retain and attract qualified personnel following consummation. In connection with these considerations, each Fund's Board considered possible alternatives to approval of the New Co-Advised Agreement.

 Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New Co-Advised Agreement is in the best interests of the Fund and its stockholders.

 Certain directors and officers of each Fund may have a substantial interest in the approval of the New Co-Advised Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described in Proposal 1 and the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of each Fund's New Co-Advised Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, VALUE ADVISORS, SALOMON, TRAVELERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW CO-ADVISED AGREEMENT.

             PROPOSAL 3. APPROVAL OF A NEW SUBADVISORY CONSULTING
                    AGREEMENT BETWEEN SBAM AND SBAM LIMITED

 STOCKHOLDERS OF SALOMON BROTHERS STRATEGIC BOND FUND WILL VOTE ON THIS PRO-
 POSAL.

INTRODUCTION

 SBAM Limited provides certain advisory services relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement currently in place between SBAM Limited and SBAM (the "Existing SBAM Limited Agreement"), the date of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the dates on which the Strategic Bond Fund stockholders and the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Strategic Bond Fund, SBAM or SBAM Limited, most recently approved the Existing SBAM Limited Agreement.

 As required by the 1940 Act, the Existing SBAM Limited Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act, as well as in the event of the termination of the investment advisory agreement between SBAM and the Strategic Bond Fund. As discussed under Proposal 1 above, consummation of the Transaction could be deemed to result in the assignment (and technical termination) of all Existing SBAM and SBAM Limited

Agreements (including SBAM's agreement with the Strategic Bond Fund and the Existing SBAM Limited Agreement). For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors is proposing that stockholders of the Strategic Bond Fund approve a new subadvisory consulting agreement between SBAM and SBAM Limited (the "New SBAM Limited Agreement"). The New SBAM Limited Agreement proposed for the Strategic Bond Fund is substantially similar to its Existing SBAM Limited Agreement. A description of the New SBAM Limited Agreement proposed for the Fund, including the services to be provided by SBAM Limited thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM Limited Agreement for the Strategic Bond Fund attached hereto as Exhibit D.

INFORMATION CONCERNING SBAM LIMITED

 SBAM Limited is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Fund. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to the Strategic Bond Fund for which SBAM Limited provides investment advisory services. SBAM Limited is a wholly-owned subsidiary of Salomon Brothers Europe Limited, which in turn is a wholly-owned subsidiary of Salomon (International) Finanz AG, which in turn is a wholly-owned subsidiary of SBHC, which is a wholly-owned subsidiary of Salomon, and therefore is an affiliate of SBAM. The principal business address of Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SWIW OSB, England and the principal business address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act. The principal business address of SBAM Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

 The names, titles and principal occupations of the current directors and executive officers of SBAM Limited are set forth in the following table. The business address of each person listed below except for Messrs. Hyland and Brock is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England. The business address of Messrs. Hyland and Brock is 7 World Trade Center, New York, New York 10048.

                                               TITLE AND
NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------
Michael S. Hyland.......................... Director/Chairman of SBAM Limited
                                            and Managing Director of Salomon
                                            Brothers Inc
Thomas W. Brock............................ Director of SBAM Limited and
                                            Managing Director and Member of the
                                            Management Board of Salomon Brothers
                                            Inc
Vilas V. Gadkari........................... Chief Investment Officer and
                                            Director of SBAM Limited and
                                            Managing Director of Salomon
                                            Brothers Inc
Joseph V. McDevitt......................... Chief Operating Officer and Director
                                            of SBAM Limited
Susan H. Dean.............................. Finance Officer of SBAM Limited
Beatrice J. Doran.......................... Vice President and Counsel of SBAM
                                            Limited

 Upon consummation of the Transaction, SBAM Limited will be an indirect wholly-owned subsidiary of Travelers (as discussed under "The Transaction" in Proposal 1 above). Travelers has advised the Strategic Bond Fund that it anticipates that SBAM Limited will continue to provide the same level of advisory services as has been provided to the Strategic Bond Fund to date.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available in connection with Travelers' acquisition of indirect control of SBAM Limited. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above.

EXISTING AND NEW SBAM LIMITED AGREEMENTS

 The Existing SBAM Limited Agreement and the New SBAM Limited Agreement are substantially similar. The following description of the New SBAM Limited Agreement is qualified in its entirety by reference to the form of New SBAM Limited Agreement attached hereto as Exhibit D.

Services to be Performed

 Pursuant to the New SBAM Limited Agreement, SBAM Limited, subject to the supervision of SBAM and the Strategic Bond Fund's Board of Directors, will manage such investments and determine the composition of such assets of the Strategic Bond Fund as may be agreed from time to time by SBAM and SBAM Limited. As is the case with respect to the Existing SBAM Limited Agreement, it is anticipated that SBAM Limited primarily will provide subadvisory services with respect to currency transactions and non-dollar denominated debt securities pursuant to the New SBAM Limited Agreement.

Expenses and Advisory Fees

 SBAM, AND NOT THE STRATEGIC BOND FUND, IS RESPONSIBLE FOR PAYING SBAM LIMITED ITS SUBADVISORY FEE UNDER THE NEW SBAM LIMITED AGREEMENT. THE RATE USED TO DETERMINE FEES PAYABLE BY SBAM TO SBAM LIMITED PURSUANT TO THE NEW SBAM LIMITED AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING SBAM LIMITED AGREEMENT. Consequently, SBAM Limited will be paid by SBAM a fee at a rate under the New SBAM Limited Agreement which is identical to the fee rate for its Existing SBAM Limited Agreement, which is set forth in the Fund Exhibit. The aggregate amount of the fees paid to SBAM Limited for the Strategic Bond Fund's most recent fiscal year under the Existing SBAM Limited Agreement is set forth in the Fund Exhibit.

Duration and Termination

 The Strategic Bond Fund's New SBAM Limited Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by: (i) a majority of the members of the Board of Directors who are not parties to the New SBAM Limited Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party; and (ii) a majority of the Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Strategic Bond Fund. The New SBAM Limited Agreement may be terminated, without penalty, on 60 days notice, by the Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Strategic Bond Fund, or by SBAM and SBAM Limited. The New SBAM Limited Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 The Board of Directors of the Strategic Bond Fund, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New SBAM Limited Agreement or its affiliates, has approved the New SBAM Limited Agreement and recommends that the stockholders of the Strategic Bond Fund approve such agreement. Meetings related to such Board approvals were held on October 10, 1997 and October 28, 1997. The New SBAM Limited Agreement will become effective on the date the Transaction is consummated.

 In approving the New SBAM Limited Agreement and determining to submit it to stockholders for their approval, the Board of Directors has determined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the New SBAM Limited Agreement on behalf of the Strategic Bond Fund. The Board believes that the New SBAM Limited Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM Limited Agreement is in the best interests of the Strategic Bond Fund and its stockholders.

 In connection with its review of the New SBAM Limited Agreement, the Board of Directors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished recently by SBAM, SBAM Limited and Travelers. These materials included financial statements as well as other written information regarding SBAM Limited and Travelers and their personnel, operations and financial condition.

 In approving the New SBAM Limited Agreement, the Board of Directors focused primarily on the nature, quality and scope of the operations and services to date provided by SBAM Limited to the Strategic Bond Fund, which are expected to continue to be provided after the Transaction with no change in fees, comparative fee information concerning other investment companies advised or subadvised by SBAM Limited with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM Limited Agreement and the New SBAM Limited Agreement, including the terms relating to the services to be performed thereunder by SBAM Limited, are substantially similar (and identical with respect to the expenses and fees payable to SBAM Limited). In connection with these primary considerations, the Board of Directors compared the terms of the New SBAM Limited Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM Limited of its relationship with the Fund. In addition, the Board of Directors considered the commitment of Travelers to maintain the services provided to the Strategic Bond Fund by SBAM Limited, and met with representatives of Travelers to discuss their current intentions with respect to SBAM and SBAM Limited.

 In addition to the foregoing primary considerations, the Board of Directors considered the likelihood of SBAM Limited's and Travelers' financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of SBAM Limited and Travelers and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM Limited to retain and attract qualified personnel following consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New SBAM Limited Agreement.

 Based upon its review of the above factors, the Board of Directors concluded that the New SBAM Limited Agreement is in the best interests of the Strategic Bond Fund and its stockholders.

 Certain directors and officers of the Strategic Bond Fund may have a substantial interest in the approval of the New SBAM Limited Agreement as a result of their interests in SBAM, SBAM Limited or affiliates thereof, as described above and in the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of the New SBAM Limited Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Strategic Bond Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.

 THE DIRECTORS OF THE STRATEGIC BOND FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAVELERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE STRATEGIC BOND FUND VOTE "FOR" THE NEW SBAM LIMITED AGREEMENT.

                    PROPOSAL 4. APPROVAL OF NEW SUBADVISORY
                      AGREEMENTS BETWEEN SBAM AND SBAM AP

 STOCKHOLDERS OF SALOMON BROTHERS ASIA GROWTH FUND AND SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

 SBAM AP provides sub-advisory services for each Asia Fund pursuant to a subadvisory agreement currently in place between SBAM and SBAM AP (in each case, the "Existing SBAM AP Agreement" and, collectively, the "Existing SBAM AP Agreements"), the dates of which are set forth in the Fund Exhibit. The Fund Exhibit sets forth the dates on which each Asia Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Asia Fund, SBAM or SBAM AP, most recently approved the applicable Existing SBAM AP Agreement.

 As required by the 1940 Act, each Existing SBAM AP Agreement provides for its automatic termination in the event of its "assignment," as defined in such Act, as well as in the event of the termination of the applicable investment advisory agreement between SBAM and each Asia Fund. As discussed under Proposal 1 above, consummation of the Transaction could be deemed to result in the assignment (and technical termination) of all Existing SBAM and SBAM AP Agreements (including SBAM's agreements with the Asia Funds and the Existing SBAM AP Agreements). For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of each Asia Fund is proposing that stockholders of the Fund approve a new subadvisory agreement between SBAM and SBAM AP (in each case, the "New SBAM AP Agreement" and, collectively, the "New SBAM AP Agreements"). The New SBAM AP Agreement proposed for each of the Asia Funds is substantially similar to its Existing SBAM AP Agreement. A description of the New SBAM AP Agreements proposed for the Asia Funds, including the services to be provided by SBAM AP thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM AP Agreement for the Asia Funds attached hereto as Exhibit E.

INFORMATION CONCERNING SBAM AP

 SBAM AP is a company organized under the laws of Hong Kong. SBAM AP provides subadvisory services to SBAM for the benefit of the Asia Funds. SBAM AP is a wholly-owned subsidiary of SBHC, which in turn is a wholly-owned subsidiary of Salomon, and therefore is an affiliate of SBAM. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser pursuant to the Advisers Act. The principal business address of SBAM AP is Three Exchange Square, Hong Kong.

 The names, titles and principal occupations of the current directors and executive officers of SBAM AP are set forth in the following table. The business address of each person listed below except for Messrs. Brock and Peckman is Three Exchange Square, Hong Kong. The business address of Messrs. Brock and Peckman is 7 World Trade Center, New York, New York 10048.

                                               TITLE AND
NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------
Thomas W. Brock............................ Chairman and CEO of SBAM AP and
                                            Managing Director and Member of the
                                            Management Board of Salomon Brothers
                                            Inc
Giampaolo Guarnieri........................ Director and Head of SBAM AP
John T. Shinkle............................ Director of SBAM AP, Managing
                                            Director and Director of Legal and
                                            Compliance of Salomon Brothers Hong
                                            Kong Ltd. and Managing Director of
                                            Salomon Brothers Inc
Robert R. Morse............................ Director of SBAM AP, Managing
                                            Director, CEO of Asia Pacific Region
                                            and Chairman of Asia Pacific
                                            Management Committee of Salomon
                                            Brothers Hong Kong Ltd. and Managing
                                            Director of Salomon Brothers Inc
Marcus A. Peckman.......................... Treasurer of SBAM AP
Greg B. Hagen.............................. Secretary of SBAM AP

 Upon consummation of the Transaction, SBAM AP will be an indirect wholly-owned subsidiary of Travelers (as discussed under "The Transaction" in Proposal 1 above). Travelers has advised each of the Asia Funds that it anticipates that SBAM AP will continue to provide the same level of advisory services as has been provided to each Asia Fund to date.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available in connection with Travelers' acquisition of indirect control of SBAM AP. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above.

EXISTING AND NEW SBAM AP AGREEMENTS

 The Existing SBAM AP Agreements and the New SBAM AP Agreements are substantially similar. The following description of the New SBAM AP Agreements is qualified in its entirety by reference to the form of New SBAM AP Agreement attached hereto as Exhibit E.

Services to be Performed

 Pursuant to the New SBAM AP Agreement, SBAM AP, subject to the supervision of SBAM and each Asia Fund's Board of Directors, will continue to manage and supervise the investments, and determine the composition of the assets, of each Asia Fund.

Expenses and Advisory Fees

 SBAM, AND NOT THE FUND, IS RESPONSIBLE FOR PAYING SBAM AP ITS SUBADVISORY FEE UNDER

EACH NEW SBAM AP AGREEMENT. THE RATE USED TO DETERMINE FEES PAYABLE BY SBAM TO SBAM AP PURSUANT TO EACH NEW SBAM AP AGREEMENT IS IDENTICAL TO THE RATE IN EACH EXISTING SBAM AP AGREEMENT. Consequently, SBAM AP will be paid by SBAM a fee at a rate under each New SBAM AP Agreement which is identical to the fee rate for each Existing SBAM AP Agreement, which is set forth in the Fund Exhibit. The aggregate amount of the fees paid to SBAM AP for each Asia Fund's most recent fiscal year under the Existing SBAM AP Agreement is set forth in the Fund Exhibit.

Limitation of Liability

 The New SBAM AP Agreements provide that in the absence of disabling conduct, SBAM AP shall not be liable to the Asia Funds or their stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New SBAM AP Agreement provides that each of the Asia Funds, under certain circumstances, will indemnify SBAM AP against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

 Each New SBAM AP Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by: (i) a majority of the members of the applicable Board of Directors who are not parties to the New SBAM AP Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party; and (ii) a majority of the applicable Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Asia Fund. Each New SBAM AP Agreement may be terminated, without penalty, on 60 days notice, by the Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Asia Fund, or by SBAM and SBAM AP. Each New SBAM AP Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 Each of the Boards of Directors of the Asia Funds, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New SBAM AP Agreement or its affiliates, has approved the New SBAM AP Agreement for such Asia Fund and recommends that the stockholders of each of the Asia Funds approve such agreement. Meetings related to such Board approvals were held on October 10, 1997 and October 28, 1997. The New SBAM AP Agreements will become effective on the date the Transaction is consummated.

 In approving each New SBAM AP Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each Asia Fund has independently determined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the New SBAM AP Agreement on behalf of the Asia Fund. The Board believes that the New SBAM AP Agreement will enable each Asia Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM AP Agreement is in the best interests of each Asia Fund and its stockholders.

 In connection with its review of the New SBAM AP Agreement, each Board of Directors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM, SBAM AP and Travelers. These materials included financial statements as well as other written information regarding SBAM AP and Travelers and their personnel, operations and financial condition.

 In approving the New SBAM AP Agreement, the Board of Directors of each Asia Fund focused primarily on the nature, quality and scope of the operations and services to date provided by SBAM AP to the Asia Fund, which are expected to continue to be provided after the Transaction with no change in fees, comparative fee information concerning other investment companies advised or subadvised by SBAM AP with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM AP Agreement and the New SBAM AP Agreement, including the terms relating to the services to be performed thereunder by SBAM AP, are substantially similar (and identical with respect to the expenses and fees payable to SBAM AP). In connection with these primary considerations, each Fund's Board of Directors compared the terms of the New SBAM AP Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM AP of its relationship with the Asia Fund. In addition, the Board of Directors considered the commitment of Travelers to maintain the services provided to the Asia Fund by SBAM AP, and met with representatives of Travelers to discuss their current intentions with respect to SBAM and SBAM AP.

 In addition to the foregoing primary considerations, the Board of Directors of each Asia Fund considered the likelihood of SBAM AP's and Travelers' financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of SBAM AP and Travelers and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM AP to retain and attract qualified personnel following consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New SBAM AP Agreement.

 Based upon its review of the above factors, the Board of Directors of each Asia Fund concluded that the New SBAM AP Agreement is in the best interests of each of the Asia Funds and its stockholders.

 Certain directors and officers of each Asia Fund may have a substantial interest in the approval of the New SBAM AP Agreement as a result of their interests in SBAM, SBAM AP or affiliates thereof, as described in Proposal 1 and in the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of each Asia Fund's New SBAM AP Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Asia Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.

 THE DIRECTORS OF EACH OF THE ASIA FUNDS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAVELERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW SBAM AP AGREEMENT.

                       PROPOSAL 5. ELECTION OF DIRECTORS

 STOCKHOLDERS OF SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC, GLOBAL PARTNERS INCOME FUND INC., THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC. WILL VOTE ON THIS PROPOSAL.

 The Meetings of Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. also will serve as such Fund's Annual Meeting of Stockholders, and stockholders of each such Fund are being asked to consider for election as directors the individuals (the "Nominees") listed in the Fund Exhibit. As described in the Fund Exhibit, the Board of Directors of each of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. is divided into three classes. Consequently, stockholders of each such Fund will be electing the directors specified in the Fund Exhibit at the respective Meetings to hold office until the year specified in the Fund Exhibit or thereafter when their respective successors are elected and qualified.

 For each of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc., which are not holding annual meetings at this time, stockholders are being asked to elect William D. Cvengros (also a "Nominee"), who was appointed by the Board effective November 4, 1997 to replace Alan H. Rappaport, who resigned effective the same date, for the remainder of Mr. Rappaport's term (as specified in the Fund Exhibit) or thereafter until his successor is elected and qualified. For each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., stockholders are being asked to elect William D. Cvengros, who was appointed by the Board effective November 4, 1997 to replace Mark C. Biderman, who resigned effective the same date, for the remainder of Mr. Biderman's term (as specified in the Fund Exhibit) or thereafter until his successor is elected and qualified.

 Biographical information about the Nominees and other directors and executive officers of the Funds, and other information relating to, among other things, compensation of such individuals, is set forth in the Fund Exhibit under the heading "B. Specific Fund Information." Each Nominee currently serves as a director of the relevant Fund.

 The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed otherwise) FOR the election of the Nominees. Each Nominee has indicated that he or she will serve if elected, but if any Nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

REQUIRED VOTE

 For each Fund, the Nominees will be elected by a plurality of the votes cast by the holders of shares of the Fund's voting stock present in person or represented by proxy at the Meeting, provided a quorum is present. For purposes of the election of directors of each of the above Funds, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the plurality vote required for the election of directors.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                        PROPOSAL 6. RATIFICATION OF THE
                     SELECTION OF INDEPENDENT ACCOUNTANTS

 STOCKHOLDERS OF SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC AND GLOBAL PARTNERS INCOME FUND INC. WILL VOTE ON THIS PROPOSAL.

 Because the Meetings of the Funds listed above will serve as each such Fund's Annual Meeting of Stockholders, the stockholders of each such Fund will be asked to ratify the selection by the Fund's Board of Directors of the Fund's independent accountants. The Board of Directors of each such Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year of the Fund set forth in the Fund Exhibit. The appointment of independent accountants is approved annually by each such Fund's Board of Directors and is subsequently submitted to its stockholders for ratification at its next annual meeting if such a meeting is held. Price Waterhouse LLP served as independent accountant for each such Fund for the fiscal year most recently completed. Each Fund has been advised by Price Waterhouse LLP that, as of the end of each Fund's last fiscal year, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting to answer questions concerning each Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

 Ratification of the selection of Price Waterhouse LLP as independent accountants of each of the Funds requires the affirmative vote of a majority of the votes cast by holders of such Fund's Common Stock at a Meeting at which a quorum is present. For purposes of this Proposal, abstentions and Broker Non-Votes will not be considered votes cast and do not affect the vote required for ratification.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF SUCH FUND, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS SUCH FUND'S INDEPENDENT ACCOUNTANTS.

                INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

  Information regarding the number and percentage of outstanding shares of each Fund owned beneficially by each director and executive officer thereof, and all directors and executive officers as a group, in each case as of the date set forth in the Fund Exhibit, is set forth in the Fund Exhibit. To the knowledge of each of the Funds, as of November 10, 1997 certain persons owned beneficially more than 5% of such Fund's outstanding shares, as disclosed in the Fund Exhibit.

                PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

  A stockholder of a Fund who wishes to submit a proposal for the next annual meeting of such Fund should refer to Section A.8 of the Fund Exhibit entitled "Other Information" for information regarding when such proposals must be submitted in order to be included in the notice of meeting and the proxy statement relating to such annual meeting.

                            EXPENSES OF THE MEETING

 The expenses of the Meeting of each Fund other than Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be borne by Travelers. The expenses of the Meetings of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. relating to the approval of new investment advisory or management agreements will be borne by Travelers, while the expenses of such Meetings relating to the governance of such Funds will be borne by the respective Funds.

 Proxies may be solicited personally by officers of each Fund and by regular employees of Travelers, Salomon, SBAM, or their affiliates, or other representatives of each Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation services in an amount not to exceed $1,600 per Fund plus reasonable out-of-pocket expenses. Therefore, expenses of the Meetings will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

 D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at its toll-free number, 1-800-488-8035.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require that each Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and SBAM's directors and officers file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Stockholders of Funds which are electing directors should refer to the Fund Exhibit for a discussion of compliance with this requirement.

                              OTHER BUSINESS

  Each Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on that matter.

  November 21, 1997

                                                                      EXHIBIT A

                                 FUND EXHIBIT

 A. General Information. The following information relates to each of the Funds identified below and is provided in connection with the proposals in the proxy statement relating to each such Fund. Stockholders of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, Global Partners Income Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. also should refer to the information relating specifically to each such Fund which is provided below under the heading "Specific Fund Information". Terms used herein and not otherwise defined have the meanings given to them in the proxy statement.

1. COMPARATIVE FEE INFORMATION:

 SBAM serves as an investment adviser or manager to each Fund and to the investment companies listed below which have similar investment objectives to the Funds. For purposes of comparison of the information listed below, Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc and The Salomon Brothers Fund Inc have similar investment objectives; Salomon Brothers Cash Management Fund, Salomon Brothers Institutional Money Market Fund and Salomon Brothers New York Municipal Money Market Fund have similar investment objectives; Salomon Brothers High Yield Bond Fund, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Salomon Brothers Worldwide Income Fund Inc, Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc, Salomon Brothers/JNL Global Bond Series, SEI Emerging Markets Debt Portfolio, Heritage High Yield Bond Fund, Latin America Investment Fund and Americas Income Trust Inc. have similar investment objectives; Salomon Brothers Institutional Asia Growth Fund and Salomon Brothers Asia Growth Fund have similar investment objectives; Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Salomon Brothers National Intermediate Municipal Fund and North American Funds National Municipal Bond Fund have similar investment objectives; Salomon Brothers U.S. Government Income Fund, New England Zenith/Salomon Brothers U.S. Government Series, Salomon Brothers/JNL U.S. Government and Quality Bond Series, NASL U.S. Government Securities Trust, North American Funds U.S. Government Securities Fund and WNL/Salomon Brothers U.S. Government Securities Portfolio have similar investment objectives; Salomon Brothers Strategic Bond Fund, New England Zenith/Salomon Brothers Strategic Bond Opportunity Series, NASL Strategic Bond Trust, North American Funds Strategic Income Fund and Nationwide Multisector Bond Fund have similar investment objectives; and Salomon Brothers Total Return Fund and Nationwide Balanced Fund have similar investment objectives.

                     INVESTMENT ADVISORY OR MANAGEMENT
                          FEE (AS A PERCENTAGE OF       APPROXIMATE NET ASSETS
NAME OF FUND             AVERAGE DAILY NET ASSETS)      AS OF OCTOBER 31, 1997
------------         ---------------------------------  ----------------------
Salomon Brothers     first $350 million--.65%*              $  703,822,749
 Investors Fund Inc  next $150 million--.55%
 (SBIF)              next $250 million--.525%
                     next $250 million--.500%
                     over $1 billion--.450%

                          INVESTMENT ADVISORY OR MANAGEMENT
                               FEE (AS A PERCENTAGE OF       APPROXIMATE NET ASSETS
NAME OF FUND                  AVERAGE DAILY NET ASSETS)      AS OF OCTOBER 31, 1997
------------              ---------------------------------  ----------------------
Salomon Brothers Capital  first $100 million--1.00%               $183,661,069
 Fund Inc (SBCF)          next $100 million--.75%
                          next $200 million--.625%
                          over $400 million--.50%
Salomon Brothers Series
 Funds Inc (SBSF)
 Salomon Brothers Cash                   .20%                     $ 47,136,346
  Management Fund/1/
  (CMF)
 Salomon Brothers New                    .20%                     $229,434,691
  York Municipal Money
  Market Fund (NYM)
 Salomon Brothers                        .50%                     $ 13,767,023
  National Intermediate
  Municipal Fund/1//2/
  (NIM)
 Salomon Brothers U.S.                   .60%                     $ 13,084,920
  Government Income
  Fund/1//2/ (GIF)
 Salomon Brothers High                   .75%                     $519,287,538
  Yield Bond Fund/1/
  (HYB)
 Salomon Brothers                        .75%                     $ 77,633,704
  Strategic Bond
  Fund/1/ (SBD)
  Salomon Brothers Asset  SBAM Limited is paid by SBAM, out
   Management Limited     of its management fee, an amount
   (SBAM Limited) acts    equal to the fee payable under
   as Subadviser to this  the management contract between
   Fund                   SBAM and the Fund multiplied by
                          the current value of net assets
                          of the Fund that SBAM allocates
                          to SBAM Limited.
 Salomon Brothers Total                  .55%                     $143,681,588
  Return Fund/1/ (TRF)
 Salomon Brothers Asia                   .80%                     $ 15,184,938
  Growth
  Fund/1//2//6/ (AGF)
  Salomon Brothers Asset  SBAM AP is paid by SBAM, out of
   Management Asia        its management fee, an amount
   Pacific Limited (SBAM  agreed upon from time to time.
   AP) acts as
   Subadviser to this
   Fund
 Salomon Brothers                        .20%                     $407,506,093
  Institutional Money
  Market
  Fund/1//2//3/ (IMM)

                          INVESTMENT ADVISORY OR MANAGEMENT
                               FEE (AS A PERCENTAGE OF       APPROXIMATE NET ASSETS
NAME OF FUND                  AVERAGE DAILY NET ASSETS)      AS OF OCTOBER 31, 1997
------------              ---------------------------------  ----------------------
Salomon Brothers
 Institutional Series
 Funds Inc (SBISF)
 Salomon Brothers                        .70%                    $    9,516,914
  Institutional Emerging
  Markets Debt
  Fund/1/3/ (IEM)
 Salomon Brothers                        .50%                    $    4,672,775
  Institutional High
  Yield Bond Fund/1/
  (IHY)
 Salomon Brothers                        .75%                    $    3,802,125
  Institutional Asia
  Growth Fund/1/6/
  (IAG)
  Salomon Brothers Asset  SBAM AP is paid by SBAM, out of
   Management Asia        its management fee, an amount
   Pacific Limited (SBAM  agreed upon from time to time.
   AP) acts as
   Subadviser to this
   Fund
Salomon Brothers                        1.00%                    $  195,934,403
 Opportunity Fund Inc
 (SBOF)
The Salomon Brothers      first $350 million--.650%*             $1,673,471,665
 Fund Inc (SBF)           next $150 million--.550%
                          next $250 million--.525%
                          next $250 million--.500%
                          over $1 billion--.450%
Salomon Brothers High                    .70%                    $   72,289,118
 Income Fund Inc/4/
 (HIF)
Salomon Brothers 2008                    .60%                    $  355,879,133
 Worldwide Dollar
 Government Term Trust
 Inc/4/5/ (SBG)
Salomon Brothers                         .90%                    $  198,077,564
 Worldwide Income Fund
 Inc/4/5/ (SBW)
The Emerging Markets                     .70%                    $   67,249,398
 Income Fund Inc/4/
 (EMD)
The Emerging Markets                     .70%                    $  343,314,002
 Income Fund II
 Inc/4/7/ (EDF)
The Emerging Markets                     .65%                    $   65,058,219
 Floating Rate Fund
 Inc./4/7/ (EFL)
Global Partners Income                   .65%                    $  219,732,558
 Fund Inc./4/7/ (GDF)
Municipal Partners Fund                  .36%                    $   83,911,229
 Inc./4/7/ (MNP)
Municipal Partners Fund                  .36%                    $   84,710,984
 II Inc./4/7/ (MPT)

The following information is provided for comparative purposes only:

                          INVESTMENT ADVISORY OR MANAGEMENT
                               FEE (AS A PERCENTAGE OF        APPROXIMATE NET ASSETS
NAME OF FUND                  AVERAGE DAILY NET ASSETS)      AS OF SEPTEMBER 30, 1997
------------              ---------------------------------  ------------------------
Salomon Brothers          first $50 million--.35%                 $   64,493,097
 Strategic Bond           next $150 million--.30%
 Opportunity Series, an   next $300 million--.25%
 investment portfolio of  over $500 million--.10%
 New England Zenith
 Fund/8/9/
Salomon Brothers U.S.     first $200 million--.225%               $   17,773,533
 Government Series, an    next $300 million--.150%
 investment portfolio of  over $500 million--.100%
 New England Zenith
 Fund/8/
Salomon Brothers/JNL      first $50 million--.375%                $   32,170,924
 Global Bond Series, an   next $100 million--.350%
 investment portfolio of  next $350 million--.300%
 JNL Series               over $500 million--.250%
 Trust/8/9/
Salomon Brothers/JNL      first $150 million--.225%               $   19,543,038
 U.S. Government &        next $150 million--.175%
 Quality Bond Series, an  next $200 million--.150%
 investment portfolio of  over $500 million--.100%
 JNL Series Trust/8/
Strategic Bond Trust, an  first $50 million--.35%                 $  331,557,951
 investment portfolio of  next $150 million--.30%
 NASL Series              next $300 million--.25%
 Trust/8/9/            over $500 million--.20%
U.S. Government           first $200 million--.225%               $  227,997,438
 Securities Trust, an     next $300 million--.150%
 investment portfolio of  over $500 million--.100%
 NASL Series Trust/8/
Strategic Income Fund,    first $50 million--.35%                 $   84,863,209
 an investment portfolio  next $150 million--.30%
 of North American        next $300 million--.25%
 Funds/8/9/            over $500 million--.20%
U.S. Government           first $200 million--.225%               $   85,808,211
 Securities Fund, an      next $300 million--.15%
 investment portfolio of  over $500 million--.10%
 North American
 Funds/8/
National Municipal Bond                  .25%                     $   18,122,749
 Fund, an investment
 portfolio of North
 American Funds/8/
Salomon Brothers U.S.                   .225%                     $    2,701,852
 Government Securities
 Portfolio, an
 investment portfolio of
 WNL Series Trust/8/

                          INVESTMENT ADVISORY OR MANAGEMENT
                               FEE (AS A PERCENTAGE OF        APPROXIMATE NET ASSETS
NAME OF FUND                  AVERAGE DAILY NET ASSETS)      AS OF SEPTEMBER 30, 1997
------------              ---------------------------------  ------------------------
Emerging Markets Debt     first $50 million--.475%                 $59,294,032
 Portfolio, an            over $50 million--.15%
 investment portfolio of
 SEI International
 Trust/8/
Americas Income Trust,                  .375%                      $60,663,911
 Inc./4/8/
Heritage High Yield Bond                 .50%                      $54,585,486
 Fund, an investment
 portfolio of Heritage
 Income Trust/8/1/0/
Latin America Investment                 .15%                      $ 3,790,920
 Fund/8/
Irish Investment Fund,                   .25%                      $99,879,789
 Inc./4/8/
Nationwide Balanced       first $150 million--.35%                         -0-+
 Fund/8/                 next $350 million--.30%
                          over $500 million--.25%
Nationwide Multi Sector   first $50 million--.35%                          -0-+
 Bond Fund/9/            next $150 million--.30%
                          next $300 million--.25%
                          over $500 million--.20%

--------

 * The Salomon Brothers Fund Inc and Salomon Brothers Investors Fund Inc pay SBAM a base fee as set forth in the table subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution.

 + This Fund commenced investment operations October 31, 1997.

 /1/For the last fiscal year SBAM waived certain management fees.

 /2/For the last fiscal year SBAM voluntarily absorbed certain expenses.

 /3/SBAM has agreed to reduce or otherwise limit the expenses of the Salomon
    Brothers Institutional Money Market Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (exclusive of taxes, interest, and extraordinary expenses, such as litigation and indemnification expenses), on an annualized basis to 0.18% and 0.75%, respectively, of the Fund's average daily net assets. With respect to Salomon Brothers Institutional Emerging Markets Debt Fund this limitation includes SBAM's advisory fees.

 /4/With respect to this Fund the Investment Advisory or Management Fee is as a percentage of average weekly net assets.

 /5/SBAM also serves as Administrator for this Fund and is paid a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services. SBAM in turn pays 80% of such fees collected to Prudential Mutual Fund Management, Inc. which serves as Sub-administrator for the Fund. During the last fiscal year of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund

   Inc, SBAM was paid $481,936 and $315,258, respectively, by the Funds for its service as Administrator. It is anticipated that SBAM will continue to provide administrative services to SBG and SBW after each Fund's New SBAM Agreement is approved.

 /6/SBAM Limited acts as Sub-administrator to this Fund and is paid by SBAM out of its management fee. It is anticipated that SBAM Limited will continue to provide sub-administration services to each Asia Fund after the Fund's New SBAM Agreements is approved.

 /7/Fee is paid by Value Advisors out of its management fee and includes compensation for administration services.

 /8/With respect to this Fund SBAM serves as subadviser and, accordingly, the sponsoring investment adviser pays SBAM a portion of the total advisory fee.

 /9/SBAM Limited acts as subadviser to this Fund and is paid by SBAM out of its management fee an amount equal to the fee payable under the management contract between SBAM and the Fund multiplied by the current value of net assets of the Fund that SBAM allocates to SBAM Limited.

 /1/Amount paid is a percentage of the annual investment advisory fee paid to the Manager, without regard to any reduction in the fees paid to the Manager as a result of any limitation of the Fund's expenses.

2. INFORMATION PERTAINING TO THE MEETING:

 The following table sets forth the issued and outstanding shares of each Fund as of November 10, 1997.

                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
NAME OF FUND                                             ISSUED AND OUTSTANDING
------------                                             ----------------------
Salomon Brothers Investors Fund Inc
  Class O...............................................       26,697,477
  Class A...............................................        2,389,934
  Class B...............................................        2,034,983
  Class C...............................................          477,575
Salomon Brothers Capital Fund Inc
  Class O...............................................        7,092,201
  Class A...............................................          204,486
  Class B...............................................          130,495
  Class C...............................................           77,819
Salomon Brothers Cash Management Fund
  Class O...............................................       18,270,381
  Class A...............................................       21,329,636
  Class B...............................................        4,688,291
  Class C...............................................        6,408,371
Salomon Brothers New York Municipal Money Market Fund
  Class O...............................................      231,418,691
  Class A...............................................        3,828,546
  Class B...............................................           25,000
  Class C...............................................           25,000
Salomon Brothers National Intermediate Municipal Fund
  Class O...............................................        1,061,276
  Class A...............................................           93,657
  Class B...............................................          119,188
  Class C...............................................           45,892

                                                           NUMBER OF SHARES
                                                           OF COMMON STOCK
NAME OF FUND                                            ISSUED AND OUTSTANDING
------------                                            ----------------------
Salomon Brothers U.S. Government Income Fund
  Class O..............................................          937,096
  Class A..............................................           94,002
  Class B..............................................          199,532
  Class C..............................................           52,204
Salomon Brothers High Yield Bond Fund
  Class O..............................................          185,064
  Class A..............................................       13,472,768
  Class B..............................................       25,406,341
  Class C..............................................        5,879,963
Salomon Brothers Strategic Bond Fund
  Class O..............................................           58,801
  Class A..............................................        1,614,433
  Class B..............................................        3,991,996
  Class C..............................................        1,610,012
Salomon Brothers Total Return Fund
  Class O..............................................           89,390
  Class A..............................................        3,360,918
  Class B..............................................        5,980,649
  Class C..............................................        1,318,301
Salomon Brothers Asia Growth Fund
  Class O..............................................           49,652
  Class A..............................................          852,043
  Class B..............................................          744,481
  Class C..............................................          204,776
Salomon Brothers Institutional Money Market Fund.......      409,046,872
Salomon Brothers Institutional Emerging Markets Debt
 Fund..................................................          858,396
Salomon Brothers Institutional High Yield Bond Fund....          406,126
Salomon Brothers Institutional Asia Growth Fund........          464,050
Salomon Brothers Opportunity Fund Inc..................        3,702,365
The Salomon Brothers Fund Inc..........................       83,479,550
Salomon Brothers High Income Fund Inc..................        4,807,096
Salomon Brothers 2008 Worldwide Dollar Government
 Term Trust Inc........................................       34,510,639
Salomon Brothers Worldwide Income Fund Inc.............       12,657,133
The Emerging Markets Income Fund Inc...................        3,512,134
The Emerging Markets Income Fund II Inc................       21,946,825
The Emerging Markets Floating Rate Fund Inc............        4,174,700
Global Partners Income Fund Inc........................       14,507,134
Municipal Partners Fund Inc.
  Common Stock.........................................        5,757,894
  Preferred Stock......................................              800
Municipal Partners Fund II Inc.
  Common Stock.........................................        6,007,994
  Preferred Stock......................................              900

3. INFORMATION PERTAINING TO THE MANAGEMENT AND INVESTMENT ADVISORY
  AGREEMENTS:

 The following table provides information regarding the date of each existing SBAM Agreement, Co-Advised Agreement, SBAM Limited Agreement and SBAM AP Agreement, the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to SBAM, SBAM Limited or SBAM AP, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.

                                 AGREEMENT          DATE OF   DATE OF LAST
      NAME OF FUND              DESCRIPTION        LAST BOARD SHAREHOLDER  FEES PAID
 (AND FISCAL YEAR-END)           (AND DATE)         APPROVAL    APPROVAL    TO SBAM
 ---------------------          -----------        ---------- ------------ ---------
Salomon Brothers            Management Agreement    1/28/97     4/29/97    2,455,501
 Investors Fund Inc               (4/29/97)
 (12/31)
Salomon Brothers Capital    Management Contract     1/28/97     4/18/91    1,143,084
 Fund Inc (12/31)                 (5/1/90)
Salomon Brothers Series
 Funds Inc (12/31)
 Salomon Brothers Cash      Management Contract     9/23/97     9/20/91          -0-/1/
  Management Fund                 (9/27/90)
  (12/31)
 Salomon Brothers New       Management Contract     9/23/97     9/20/91      393,078
  York Municipal Money            (9/27/90)
  Market Fund (12/31)
 Salomon Brothers           Management Contract     9/23/97      1/3/95          -0-/1/
  National Intermediate           (1/3/95)
  Municipal Fund (12/31)
 Salomon Brothers U.S.      Management Contract     9/23/97      1/3/95          -0-/1/
  Government Income Fund          (1/3/95)
  (12/31)
 Salomon Brothers High      Management Contract     9/23/97      1/3/95      374,129
  Yield Bond Fund                 (1/3/95)
  (12/31)
 Salomon Brothers           Management Contract     9/23/97      1/3/95        1,836
  Strategic Bond Fund             (1/3/95)
  (12/31)
                           Subadvisory Consulting   9/23/97      1/3/95          -0-/2/
                               Agreement with
                              Salomon Brothers
                          Asset Management Limited
                                  (1/3/95)
 Salomon Brothers Total     Management Contract     9/23/97      9/6/95          -0-/1/
  Return Fund (12/31)             (9/7/95)
 Salomon Brothers Asia      Management Contract     9/23/97     4/29/96          -0-/1/
  Growth Fund/4/                  (4/26/96)
  (12/31)

                                AGREEMENT        DATE OF   DATE OF LAST
      NAME OF FUND             DESCRIPTION      LAST BOARD SHAREHOLDER  FEES PAID
 (AND FISCAL YEAR-END)         (AND DATE)        APPROVAL    APPROVAL    TO SBAM
 ---------------------         -----------      ---------- ------------ ---------
                          Subadvisory Agreement  9/23/97      4/29/96         -0-/2/
                          with Salomon Brothers
                          Asset Management Asia
                             Pacific Limited
                                (4/26/96)
 Salomon Brothers          Management Contract   9/23/97      3/26/96         -0-/1/
  Institutional Money           (3/26/96)
  Market Fund (12/31)
Salomon Brothers
 Institutional Series
 Funds Inc (2/28)
 Salomon Brothers          Management Contract   9/23/97      3/21/96         -0-/1/
  Institutional Emerging        (4/29/96)
  Markets Debt Fund
  (2/28)
 Salomon Brothers          Management Contract   9/23/97      3/21/96         -0-/1/
  Institutional High            (4/29/96)
  Yield Bond Fund (2/28)
 Salomon Brothers          Management Contract   9/23/97      3/21/96         -0-/1/
  Institutional Asia            (4/29/96)
  Growth Fund/4// (2/28)
                          Subadvisory Agreement  9/23/97      3/21/96         -0-/2/
                          with Salomon Brothers
                          Asset Management Asia
                             Pacific Limited
                                (4/29/96)
Salomon Brothers           Management Contract   11/4/97     12/27/90   1,654,512
 Opportunity Fund Inc            (5/1/90)
 (8/31)
The Salomon Brothers      Investment Management  1/28/97      4/27/97   5,894,684
 Fund Inc (12/31)               Agreement
                                (4/29/97)
Salomon Brothers High     Investment Management  7/23/97      1/20/93     470,729
 Income Fund Inc (12/31)        Agreement
                                (1/22/93)
Salomon Brothers 2008      Investment Advisory   7/23/97      8/13/93   2,041,754
 Worldwide Dollar               Agreement
 Government Term Trust          (8/19/93)
 Inc/5/ (7/31)
Salomon Brothers           Investment Advisory   7/23/97     12/20/93   1,931,142
 Worldwide Income Fund          Agreement
 Inc/5/ (10/31)                (12/22/93)
The Emerging Markets      Management Agreement    7/1/97     10/14/97     493,137
 Income Fund Inc (8/31)         (6/18/93)

                                 AGREEMENT          DATE OF   DATE OF LAST
      NAME OF FUND              DESCRIPTION        LAST BOARD SHAREHOLDER  FEES PAID
 (AND FISCAL YEAR-END)           (AND DATE)         APPROVAL    APPROVAL    TO SBAM
 ---------------------          -----------        ---------- ------------ ---------
The Emerging Markets      Investment Advisory and    7/1/97     10/14/97   2,361,395/3/
 Income Fund II Inc       Administration Agreement
 (5/31)                           (11/4/97)
The Emerging Markets      Investment Advisory and    7/1/97     10/14/97     409,391/3/
 Floating Rate Fund Inc.  Administration Agreement
 (2/28)                          (11/4/97)
Global Partners Income    Investment Advisory and    7/1/97     10/14/97   1,446,355/3/
 Fund Inc. (8/31)         Administration Agreement
                                  (11/4/97)
Municipal Partners Fund   Investment Advisory and   7/10/97     10/14/97     429,076/3/
 Inc. (12/31)             Administration Agreement
                                  (11/4/97)
Municipal Partners Fund   Investment Advisory and   7/10/97     10/14/97     450,004/3/
 II Inc. (6/30)           Administration Agreement
                                  (11/4/97)

--------

/1/For this Fund's last fiscal year SBAM waived its management or advisory fee.

/2/No fee was paid to SBAM Limited or SBAM AP, as the case may be, for these Funds because SBAM was waving its management fee and/or reimbursing the Fund for certain expenses during the Fund's last fiscal year.

/3/Fee is paid by Value Advisors (or, prior to November 4 1997, by Advantage
   Advisers, Inc.), which serves as Investment Manager, out of its management fee.

/4/SBAM Limited acts as Sub-administrator to this Fund and is paid by SBAM out of its management fee.

/5/SBAM also serves as Administrator for this Fund and is paid a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services. SBAM in turn pays 80% of such fees collected to Prudential Mutual Fund Management, Inc. which serves as Sub-administrator for the Fund. During the last fiscal year of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc, SBAM was paid $481,936 and $315,258, respectively, by the Funds for its service as Administrator.

4. INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

 The following table provides information regarding the directors and officers of each Fund who currently are also directors, officers or employees of SBAM, SBAM Limited or SBAM AP.

          NAME                                POSITION WITH FUNDS
          ----                                -------------------
Thomas W. Brock......... Director of SBF, SBIF, SBCF, HIF, SBG and SBW.
Michael S. Hyland*...... Director of all Funds, except SBOF. Chairman of SBF, SBIF,
                         SBCF, SBSF, SBISF, HIF, SBG and SBW. Co-Chairman of EMD, EDF,
                         EFL, GDF, MNP and MPT. President of SBF, SBIF, SBCF, SBSF,
                         SBISF, HIF, SBG and SBW.
Irving G. Brilliant..... Director and President of SBOF.
Peter J. Wilby.......... Executive Vice President of SBSF, SBISF, HIF, SBG, SBW, EMD,
                         EDF, EFL and GDF.
Thomas K. Flanagan...... Executive Vice President of SBSF, SBISF, HIF, SBG, SBW, EMD,
                         EDF, EFL and GDF.
Beth A. Semmel.......... Executive Vice President of SBSF, SBISF, HIF, SBW and GDF.
Richard E. Dahlberg..... Executive Vice President of SBF, SBIF, SBCF and SBSF.
Allan R. White III...... Executive Vice President of SBF, SBIF and SBCF.
Michael A. Kagan........ Vice President of SBF.
Martin L. Roberts....... Vice President of SBF.
Pamela Milunovich....... Vice President of SBIF.
Ross S. Margolies....... Executive Vice President of SBCF.
Marybeth Whyte.......... Executive Vice President of SBSF, MNP and MPT.
Maureen O'Callaghan..... Executive Vice President of SBSF, SBISF, HIF and SBW.
James E. Craige......... Executive Vice President of SBSF, SBISF, HIF, SBG and SBW.
Steven Guterman......... Executive Vice President of SBSF and SBG.
Giampaolo Guarnieri..... Executive Vice President of SBSF and SBISF.
Ameet Shah.............. Vice President of SBSF and SBISF.
Nancy A. Noyes.......... Vice President of SBSF.
Roger M. Lavan.......... Executive Vice President of SBG.
Alan M. Mandel.......... Treasurer of all Funds.
Noel B. Daugherty....... Secretary of all Funds.
Jennifer G. Muzzey...... Assistant Secretary of all Funds.
Janet S. Tolchin........ Assistant Treasurer of SBF, SBIF, SBCF, SBSF and SBOF.
Reji Paul............... Assistant Treasurer of SBF, SBIF, SBCF, SBSF and SBISF.
Laurie A. Pitti......... Assistant Treasurer of HIF, SBG, SBW, EMD, EDF, EFL, GDF, MNP
                         and MPT.
Amy W. Yeung............ Assistant Treasurer of SBISF, EMD and EDF.

--------
* It is anticipated that Michael S. Hyland will resign as a Director of HIF, SBG and SBW effective on the date the Transaction is consummated.

 Each Fund's directors and executive officers own, individually and in the aggregate, directly or indirectly, less than 1% of the outstanding shares of Salomon Inc, the indirect parent of SBAM, and of Travelers Group Inc., which will become the indirect parent of SBAM.

5. INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

 The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Salomon Brothers Fund Inc, Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                          THE SALOMON BROTHERS  SALOMON BROTHERS  SALOMON BROTHERS
          NAME                  FUND INC       INVESTORS FUND INC CAPITAL FUND INC
          ----            -------------------- ------------------ ----------------
Charles F. Barber.......         10,335              23,138            14,978
Andrew L. Breech........          2,859             118,793               -0-
Thomas W. Brock.........         57,990                 -0-            14,984
Carol L. Colman.........          3,682                 352               183
William R. Dill.........          2,048               2,050               610
Michael S. Hyland.......          1,681                 856               -0-
Clifford M. Kirtland,
 Jr.....................            969               1,713             1,320
Robert W. Lawless.......          1,829               1,918               -0-
Louis P. Mattis.........            -0-                 -0-               -0-
Thomas F. Schlafly......          3,000              69,159             4,320
Richard E. Dahlberg.....          2,000+                -0-               286
Allan R. White III......          4,166+              2,481+          140,951(1.8%)+
Ross S. Margolies.......              *                   *             1,787+
Michael A. Kagan........            -0-                   *                 *
Martin L. Roberts.......          4,595+                  *                 *
Pamela Milunovich.......              *               2,000+                *
Noel B. Daugherty.......            -0-                 -0-               -0-
Alan M. Mandel..........            -0-                 -0-               -0-
All Directors and Execu-
 tive Officers (as a
 group).................         95,154             222,460           179,419(2.3%)

--------
*  This individual is not an officer of this fund.

+  Shares owned beneficially as of September 30, 1997.

 The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Salomon Brothers Series Funds Inc and Salomon Brothers Institutional Series Funds Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                                              SALOMON BROTHERS
                                        SALOMON BROTHERS    INSTITUTIONAL SERIES
        NAME                            SERIES FUNDS INC         FUNDS INC
        ----                            ----------------    --------------------
Charles F. Barber......................       12,040/1/              -0-
Daniel P. Cronin.......................          -0-                 -0-
Carol L. Colman........................          -0-                 -0-
Michael S. Hyland......................    1,372,150(5.1%)           -0-
Richard E. Dahlberg....................       12,314/4/+              *
Marybeth Whyte.........................       66,123/6/+              *
Peter J. Wilby.........................            6                 -0-
Thomas K. Flanagan.....................            6                 -0-
Beth A. Semmel.........................       12,626/2/+             -0-
Maureen O'Callaghan....................          -0-                 -0-
James E. Craige........................       19,250/2/+          2,287/3/+
Steven Guterman........................       20,223/5/+              *
Giampaolo Guarnieri....................          -0-                 -0-
Ameet Shah.............................          -0-                 -0-
Nancy A. Noyes.........................        2,863/2/+              *
Noel B. Daugherty......................          -0-                 -0-
Alan M. Mandel.........................          476/1/+             -0-
All Directors and Executive Officers
 (as a group)..........................    1,517,793#              2,287/3/

--------
*  This individual is not an officer of this fund.

+  Shares owned beneficially as of September 30, 1997.

# 1,466,848 shares of New York Municipal Money Market Fund (5.4%), 38,653 shares of Salomon Brothers High Yield Bond Fund, 10,657 shares of Salomon Brothers Total Return Fund, 1,064 shares of Salomon Brothers Asia Growth Fund and 589 shares of Salomon Brothers U.S. Government Income Fund.

/1/Shares of Salomon Brothers New York Municipal Money Market Fund.

/2/Shares of Salomon Brothers High Yield Bond Fund.

/3/Shares of Salomon Brothers Institutional Emerging Markets Debt Fund.

/4/593 Shares of Salomon Brothers High Yield Bond Fund, 10,657 shares of
   Salomon Brothers Total Return Fund and 1064 shares of Salomon Brothers Asia Growth Fund.

/5/18,884 shares of Salomon Brothers New York Municipal Money Market Fund, 589 shares of Salomon Brothers U.S. Government Income Fund and 750 shares of Salomon Brothers High Yield Bond Fund.

/6/63,298 shares of Salomon Brothers New York Municipal Money Market Fund,
   2,571 shares of Salomon Brothers High Yield Bond Fund and 254 shares of Salomon Brothers Asia Growth Fund.

 The following table provides information regarding the number and percentage of outstanding shares of common stock of Salomon Brothers Opportunity Fund Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                                           SALOMON BROTHERS
                                                             OPPORTUNITY
        NAME                                                   FUND INC
        ----                                               ----------------
Irving G. Brilliant.......................................       521,009(14.1%)
Bruce Alexander Gaguine...................................       578,885(15.6%)
Rosalind Kochman..........................................       276,253/1/(7.5%)
Irving Sonnenschein.......................................        45,170(1.2%)
Noel B. Daugherty.........................................           -0-
Alan M. Mandel............................................           -0-
All Directors and Executive Officers (as a group).........     1,421,317(38.4%)

--------

/1/222,803 shares are owned by Ms. Kochman's husband. Ms. Kochman disclaims beneficial ownership of such shares for purposes of the Securities Exchange Act of 1934, as amended.

 The following table provides information regarding the number of outstanding shares of common stock of Salomon Brothers High Income Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                              SALOMON BROTHERS
                                               2008 WORLDWIDE   SALOMON BROTHERS
                           SALOMON BROTHERS   DOLLAR GOVERNMENT WORLDWIDE INCOME
          NAME           HIGH INCOME FUND INC  TERM TRUST INC       FUND INC
          ----           -------------------- ----------------- ----------------
Charles F. Barber.......        1,000                 -0-            1,000
Thomas W. Brock.........        1,000               1,000            1,063
Daniel P. Cronin........          -0-               1,000            1,000
Michael S. Hyland.......        1,000               1,500            1,000
Dr. Riordan Roett.......          -0-                 -0-              -0-
Jeswald W. Salacuse.....          200                 200              200
Peter J. Wilby..........          -0-               1,000+             -0-
Beth A. Semmel..........          -0-                   *              -0-
Thomas K. Flanagan......          -0-                 -0-              -0-
James E. Craige.........          -0-                 311+             141+
Maureen O'Callaghan.....          -0-                   *              -0-
Steven Guterman.........            *               2,000+               *
Roger M. Lavan..........            *                 -0-                *
Noel B. Daugherty.......          -0-                 -0-              -0-
Alan M. Mandel..........          -0-                 -0-              -0-
All Directors and
 Executive Officers (as
 a group)...............        3,200               7,011            4,404

--------
*  This individual is not an officer of this fund.

+  Shares owned beneficially as of September 30, 1997.

 The following table provides information regarding the number of outstanding shares of common stock of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                          THE EMERGING   THE EMERGING    THE EMERGING
                         MARKETS INCOME MARKETS INCOME MARKETS FLOATING GLOBAL PARTNERS
          NAME              FUND INC     FUND II INC.   RATE FUND INC.  INCOME FUND INC.
          ----           -------------- -------------- ---------------- ----------------
Charles F. Barber.......     2,139          4,171             500              -0-
William D. Cvengros.....       -0-            -0-             -0-              -0-
Leslie H. Gelb..........       -0-            -0-             -0-              -0-
Michael S. Hyland.......     1,200          1,500           1,000            1,000
Dr. Riordan Roett.......       -0-            -0-             -0-              -0-
Jeswald W. Salacuse.....       200            200             200              200
Stephen J. Treadway.....       -0-              *               *              -0-
Newton B. Schott........       -0-              *               *              -0-
Peter J. Wilby..........       -0-            500+            -0-              500+
Thomas K. Flanagan......       302+/1/        591+            -0-              -0-
Beth A. Semmel..........         *              *               *              -0-
Noel B. Daugherty.......       -0-            -0-             -0-              -0-
Alan M. Mandel..........       -0-            -0-             -0-              -0-
All Directors and
 Executive Officers (as
 a group)...............     3,841          6,962           1,700            1,700

--------
*  This individual is not an officer of this fund.

+  Shares owned beneficially as of September 30, 1997.

/1/Shares owned by Mr. Flanagan's wife. Mr. Flanagan disclaims beneficial ownership of such shares for purposes of the Securities Exchange Act of 1934, as amended.

 The following table provides information regarding the number of outstanding shares of common stock of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                          MUNICIPAL PARTNERS MUNICIPAL PARTNERS
        NAME                                  FUND INC.         FUND II INC.
        ----                              ------------------ ------------------
Charles F. Barber........................       1,000              1,000
William D. Cvengros......................         -0-                -0-
Michael S. Hyland........................       1,000              1,000
Dr. Riordan Roett........................         -0-                -0-
Robert L. Rosen..........................         -0-                -0-
Stephen J. Treadway......................         -0-                -0-
Newton B. Schott.........................         -0-                -0-
Marybeth Whyte...........................         -0-                -0-
Noel B. Daugherty........................         -0-                -0-
Alan M. Mandel...........................         -0-                -0-
All Directors and Executive Officers (as
 a group)................................       2,000              2,000

--------

 For each of the Funds, unless otherwise noted in the tables above, the holdings of no director or executive officer, nor the directors and executive officers of each such Fund as a group, represented more than 1% of the outstanding shares of such Fund's Common Stock as of October 31, 1997. Except as otherwise noted, each director and executive officer has sole voting and investment power with respect to the listed shares. No director or executive officer held any shares of preferred stock of any Fund as of October 31, 1997.

 The following table sets forth all stockholders who own 5% or more of each Fund on November 10, 1997, the number of shares owned by each and the percentage of shares of the Fund owned.

                                                                 NUMBER
      NAME OF FUND                NAME OF STOCKHOLDER          OF SHARES  PERCENT
      ------------                -------------------          ---------- -------
Salomon Brothers Cash
 Management Fund
 (Class O)                Salomon Brothers A/C XQSSHNF          8,531,949  52.0
                          State Street Bank & Trust Co          4,479,327  27.3
Salomon Brothers New
 York Municipal Money
 Market Fund (Class O)    Sandra Atlas Bass                    11,968,170   5.3
                          Salomon Brothers Inc A/C V0349       11,468,835   5.1
                          Les J. Lieberman                     22,527,895   9.9
Salomon Brothers Capital
 Fund (Class O)           Salomon Inc                           3,903,118  54.3
Salomon Brothers
 Opportunity Fund         Nicole Brilliant TST                    301,828   8.1
                          Marvin Kochman                          222,803   6.0
                          Benito Gaguine, Frances C. Gaguine,     255,547   6.9
                          John B. Gaguine and Bruce Alexander
                          Gaguine TTEE Benito Gaguine
Salomon Brothers Total    Henry Owen Inc. Employees Pension        39,640  44.5
 Return Fund (Class O)
Salomon Brothers Asia     Alan Bert Aldrich                         4,230   8.7
 Growth
 Fund (Class O)           Salomon Brothers Holding Co. Inc         10,000  20.6
                          Salomon Brothers A/C VD276               11,522  23.8
                          Salomon Brothers A/C V0160                8,576  17.7
Salomon Brothers U.S.     Salomon Brothers Holdings Co. Inc       925,812  98.8
 Government Income Fund
 (Class O)
Salomon Brothers High     Salomon Brothers Inc A/C VO410           46,976  25.8
 Yield
 Bond Fund (Class O)      Salomon Brothers Inc VD407               27,755  15.3
                          BSD&T Cust.                              11,423   6.3
                          Salomon Brothers A/C V8276               23,727  13.0
                          Salomon Brothers Inc A/C V0288           27,486  15.1
Salomon Brothers          BSDT Custodian For Walter G.             27,498  46.8
 Strategic Bond Fund      Chandoha
 (Class O)
                          Salomon Brothers Holding Co. Inc         26,730  45.5
Salomon Brothers          Salomon Brothers Holding Co. Inc        925,263  87.2
 National
 Intermediate Municipal   Bertran M. Elgot                        106,269  10.0
 Fund (Class O)
Salomon Brothers Cash     Northstar Advantage Funds            16,924,760  79.3
 Management Fund (Class   F. Christian Koch                     1,957,443   9.2
 A)
Salomon Brothers U.S.     Everen Clearing Corp.                    27,269  29.2
 Government Income Fund   Diego Martinez                            5,934   6.4
 (Class A)
Salomon Brothers          Investors Fiduciary Trust Co. Cust.     824,758  34.7
 Investors Fund (Class
 A)
Salomon Brothers High     Citibank N.A. TTEE                      818,880   6.0
 Yield Bond Fund (Class
 A)
Salomon Brothers          F. Christian Koch                       151,773   9.5
 Strategic Bond Fund
 (Class A)

                                                                NUMBER
      NAME OF FUND                NAME OF STOCKHOLDER          OF SHARES PERCENT
      ------------                -------------------          --------- -------
Salomon Brothers          Betty L. Veit TTEE                       7,684   9.0
 National
 Intermediate Municipal   Smith Barney Inc.                        6,779   8.0
 Fund
 (Class A)                Wexford Clearing Services Corp. FBD      6,418   7.6
                          Maureen Torsney-Weir                     9,825  11.7
                          Wexford Clearing Services Corp. FBD      4,574   5.4
                          Salomon Brothers Holding Co. Inc        25,006  29.7
                          Raymond James & Assoc. Inc.              8,995  10.7
Salomon Brothers Asia     Salomon Brothers Holding Co. Inc       240,000  29.3
 Growth Fund (Class A)
Salomon Brothers New      Diane H. Grosso                        411,117  11.9
 York
 Municipal Money Market
  Fund                    James S. Peterson                      366,938  10.6
 (Class A)                Mark Finestone                         911,848  26.3
                          Robert J. King                         560,036  16.1
                          Marvin Finestone                       277,532   8.0
                          Joseph Victor Lipschutz &              362,541  10.5
                          Madeline Lipschutz JTWROS
Salomon Brothers Cash     Northstar Advantage Funds FBO Class  2,634,614  54.9
 Management Fund (Class   B shareholders
 B)
                          Northstar Advantage Funds FBO Class  1,138,122  23.7
                          T shareholders
Salomon Brothers U.S.     Salomon Brothers Holding Co. Inc        25,018  13.3
 Government Income Fund
 (Class B)
Salomon Brothers High     Merrill Lynch Pierce Fenner & Smith  1,589,371   6.4
 Yield Bond Fund (Class   ("MLPF&S") for the sole benefit of
 B)                       its customers
Salomon Brothers          MLPF&S for the sole benefit of its     461,246  11.8
 Strategic Bond Fund      customers
 (Class B)
Salomon Brothers          Katherine G. Savidge                    22,795  19.1
 National
 Intermediate Municipal   Wexford Clearing Services Corp. FBD      9,708   8.2
 Fund (Class B)           Dianne J. Connors                       16,873  14.2
                          MLPF&S for the sole benefit of its       7,422   6.2
                          customers
                          Salomon Brothers Holding Co. Inc        25,003  21.0
                          Jeannette S. Toll                       11,688   9.8
Salomon Brothers Asia     Salomon Brothers Holding Co. Inc       240,000  32.8
 Growth
 Fund (Class B)           MLPF&S for the sole benefit of its      47,444   6.5
                          customers
Salomon Brothers Capital  MLPF&S for the sole benefit of its      12,749  10.0
 Fund (Class B)           customers
Salomon Brothers New      Salomon Brothers Holding Co. Inc        25,000   100
 York Municipal Money
 Market Fund (Class B)
Salomon Brothers Cash     Northstar Advantage Funds            5,741,121  89.5
 Management Fund (Class
 C)
Salomon Brothers U.S.     Salomon Brothers Holding Co. Inc        25,018  48.2
 Government Income Fund
  (Class C)               Smith Barney Inc.                        3,711   7.1
                          Noel A. Hart                             4,087   7.9
                          Smith Barney Inc.                        2,914   5.6
                          MLPF&S for the sole benefit of its       9,524  18.3
                          customers

                                                                 NUMBER
      NAME OF FUND                NAME OF STOCKHOLDER           OF SHARES  PERCENT
      ------------                -------------------          ----------- -------
Salomon Brothers High     MLPF&S for the sole benefit of its       759,367  13.4
 Yield Bond Fund (Class   customers
 C)
Salomon Brothers          MLPF&S for the sole benefit of its       153,476  10.0
 Strategic Bond Fund      customers
 (Class C)
Salomon Brothers
 National Intermediate
 Municipal Fund
 (Class C)                H.R. Lewis TTEE                            9,975  21.8
                          James Omer Olson & Connie K. Olson
                          JTWROS                                     5,210  11.4
                          Salomon Brothers Holding Co. Inc          25,003  54.6
Salomon Brothers Total
 Return Fund (Class C)    Everen Clearing Corp.                     77,846   6.0
Salomon Brothers Asia     MLPF&S for the sole benefit of its
 Growth Fund (Class C)    customers                                 17,897   8.8
Salomon Brothers Capital  MLPF&S for the sole benefit of its
 Fund (Class C)           customers                                 10,954  15.3
                          Turtle & Co.                               5,855   8.2
                          Claude J. Autin                            9,406  13.1
Salomon Brothers New
 York Municipal Money
 Market Fund (Class C)    Salomon Brothers Holding Co. Inc          25,000   100
Salomon Brothers
 Institutional Money
 Market Fund              Saturn & Co.                          39,903,771   7.6
                          Citibank NA TR                        69,955,874  17.1
                          QWEST Communications Corporation     140,315,050  34.4
                          Winstar Equipment Corp.               63,559,726  15.6
                          Smartalk Teleservices Inc.            75,243,640  17.9
Salomon Brothers
 Institutional Asia
 Growth Fund              Salomon Brothers A/C PWM1389              97,854  21.1
                          Salomon Brothers Inc A/C V0410            39,497   8.5
                          Thomas W. Brock                          104,595  22.5
                          Salomon Brothers Holding Co. Inc         207,743  44.8
Salomon Brothers
 Institutional High
 Yield Bond Fund          Salomon Brothers A/C PWM1390              20,314   5.0
                          Salomon Brothers A/C PWM1207             101,665  25.0
                          Salomon Brothers A/C PWM1389             182,825  45.0
                          Salomon Brothers A/C PWM1249              97,716  24.1
Salomon Brothers
 Institutional Emerging
 Markets Debt Fund        Salomon Brothers A/C PWM1249              99,623  11.4
                          Salomon Brothers A/C PWM1389              94,054  10.8
                          Salomon Brothers A/C PWM1207             106,746  12.3
                          Dakota Partners L.P.                      44,287   5.1
                          Leavitt Investment Partnership L.P.       44,287   5.1
                          MAC & Co. A/C CRNF5825022                293,586  33.7
                          Michael Alper & Pamela Alper JTWROS      121,753  14.0
The Emerging Markets
 Income
 Fund Inc                 Cede & Co.                             3,293,127  93.8
The Emerging Markets
 Income
 Fund II Inc.             Cede & Co.                            20,542,660  93.6
The Emerging Markets
 Floating Rate Fund Inc.  Cede & Co.                             3,885,013  93.1
Global Partners Income
 Fund Inc.                Cede & Co.                            13,247,003  91.3
Salomon Brothers High
 Income
 Fund Inc                 Cede & Co.                             4,251,603  88.4
Salomon Brothers 2008
 Worldwide Dollar
 Government Term Trust
 Inc                      Cede & Co.                            31,831,782  92.2
Salomon Brothers
 Worldwide Income Fund
 Inc                      Cede & Co.                            11,568,065  91.4
Municipal Partners Fund
 Inc. (Common)            Cede & Co.                             4,912,904  85.3

                                                                NUMBER
     NAME OF FUND                NAME OF STOCKHOLDER          OF SHARES  PERCENT
     ------------                -------------------          ---------- -------
Municipal Partners Fund
 Inc. (Preferred)        Cede & Co.                                  800   100
Municipal Partners Fund
 II Inc. (Common)        Cede & Co.                            5,361,007  89.2
Municipal Partners Fund
 II Inc. (Preferred)     Cede & Co.                                  900   100
The Salomon Brothers
 Fund Inc                Cede & Co.                           51,340,820  61.5

6. INFORMATION CONCERNING VALUE ADVISORS

 Value Advisors is organized as a limited liability company under the laws of Delaware and is registered as an investment adviser under the Advisers Act. Value Advisors is investment adviser or manager, as the case may be, to The Emerging Markets Income Fund Inc and each Co-Advised Fund.

 The principal business address of Value Advisors is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

 The names, titles and principal occupations of the directors and executive officers of Value Advisors are set forth in the following table.

                                               TITLE AND
NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------
William D. Cvengros........................ Chief Executive Officer, President
                                            and Member of the Board of Value
                                            Advisors and Chief Executive Officer
                                            and President of PIMCO Advisors
Robert M. Fitzgerald....................... Senior Vice President, Chief
                                            Financial Officer and Principal
                                            Accounting Officer of Value Advisors
                                            and Senior Vice President, Chief
                                            Financial Officer and Principal
                                            Accounting Officer of PIMCO Advisors
Kenneth M. Poovey.......................... Executive Vice President and General
                                            Counsel and Member of the Board of
                                            Value Advisors and Executive Vice
                                            President and General Counsel of
                                            PIMCO Advisors
Stephen J. Treadway........................ Executive Vice President and Member
                                            of the Board of Value Advisors and
                                            Executive Vice President of PIMCO
                                            Advisors
James G. Ward.............................. Senior Vice President of Value
                                            Advisors and Senior Vice President
                                            of PIMCO Advisors
Richard M. Weil............................ Senior Vice President of Value
                                            Advisors and Senior Vice President
                                            of PIMCO Advisors

 The business address of each person listed above other than Mr. Treadway is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. The business address of Mr. Treadway is 2187 Atlantic Street, Stamford, Connecticut 06902.

7. INFORMATION PERTAINING TO CERTAIN ARRANGEMENTS:

 Salomon Brothers Inc ("SBI"), a subsidiary of Salomon, 7 World Trade Center, New York, New York 10048, serves as distributor for Solomon Brothers Investors Fund Inc, Solomon Brothers Capital Fund Inc, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Asia Growth Fund and Salomon Brothers Opportunity Fund Inc.

 The following table sets forth brokerage commissions paid by the indicated Funds to SBI during such Fund's last fiscal year.

                               BROKERAGE       PERCENTAGE OF FUND'S
                           COMMISSIONS PAID     AGGREGATE BROKERAGE
          FUND            BY THE FUNDS TO SBI COMMISSIONS PAID TO SBI
          ----            ------------------- -----------------------
Salomon Brothers Invest-
 ors Fund Inc                  $ 59,316                 9.6%
Salomon Brothers Capital
 Fund Inc                      $ 29,772                 4.8%
Salomon Brothers Total
 Return Fund                   $  1,758                 4.1%
The Salomon Brothers
 Fund Inc                      $150,180                 9.1%

 During each of the following Fund's last fiscal year certain fees were paid to SBI by the Fund. Salomon Brothers Asia Growth Fund paid SBI $23,163 in distribution fees, $25 in underwriter fees and $6 in commissions as dealer of record for Fund shares. Salomon Brothers Capital Fund Inc paid SBI $258 in distribution fees, $701 in underwriter fees and $2,362 in commissions as dealer of record for Fund shares. Salomon Brothers Investors Fund Inc paid SBI $45,167 in distribution fees, $14,374 in contingent deferred sales charges, $19,489 in underwriter fees and $2,697 in commissions as dealer of record for Fund shares. Salomon Brothers Total Return Fund paid SBI $198,673 in distribution fees, $42,736 in contingent deferred sales charges, $21,599 in underwriter fees and 1,967 as commissions as dealer of record for Fund shares. Salomon Brothers High Yield Bond Fund paid SBI $522,244 in distribution fees, $83,732 in contingent deferred sales charges, $130,793 in underwriter fees and $3,395 in commissions as dealer of record for Fund shares. Salomon Brothers Strategic Bond Fund paid SBI $86,072 in distribution fees, $5,744 in contingent deferred sales charges and $5,888 in underwriter fees. Salomon Brothers U.S. Government Income Fund paid SBI $12,463 in distribution fees, $3,942 in contingent deferred sales charges and $2,308 in underwriters fees. Salomon Brothers National Intermediate Municipal Fund paid SBI $10,946 in distribution fees, $10,000 in contingent deferred sales charges and $868 in underwriter fees. It is anticipated that these Funds will continue to pay similar fees to SBI and/or certain of its affiliates after each Fund's New SBAM Agreement is approved.

8. OTHER INFORMATION:

 Any proposals which stockholders of a Fund plan to submit at the next annual meeting of such Fund must be or have been received by the Fund on the date set forth in the following table if the proposals are to be included in the notice of meeting and the proxy statement relating to such annual meetings. Under the By-Laws of Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Asia Growth Fund and Salomon Brothers Opportunity Fund Inc annual meetings of stockholders are not required to be held unless necessary under the 1940 Act. Therefore these Funds do not hold stockholder meetings on an annual basis. A stockholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 7 World Trade Center, New York, New York 10048, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a stockholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities law.

NAME OF FUND                                                             DATE
------------                                                             ----
The Salomon Brothers Fund Inc......................................... 11/12/97
Salomon Brothers High Income Fund Inc.................................  11/7/97
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc......  7/24/98
Salomon Brothers Worldwide Income Fund Inc............................  7/24/98
The Emerging Markets Income Fund Inc..................................  7/24/98
The Emerging Markets Income Fund II Inc...............................   5/7/98
The Emerging Markets Floating Rate Fund Inc...........................   5/7/98
Global Partners Income Fund Inc.......................................  7/24/98
Municipal Partners Fund Inc...........................................   5/7/98
Municipal Partners Fund II Inc........................................   5/7/98


 B. Specific Fund Information. The following information relates specifically to Global Partners Income Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., and is provided in connection with the proposals in the proxy statement relating to such Funds.

                       GLOBAL PARTNERS INCOME FUND INC.
                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

 In accordance with each Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III.

Global Partners Income Fund Inc.

 At the Meeting, stockholders will be asked to elect two Class III Directors, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. In addition, the stockholders will be asked to elect one Class II Director who was appointed to the board to fill a vacancy created by the resignation of Mr. Alan H. Rappaport, to hold office until the 1999 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the Annual Meeting of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Fund and all nominees except Mr. Cvengros have previously been elected a director by stockholders of the Fund.

 The following table provides information concerning each nominee for election as a director.

              NAMES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                -------------- ---
NOMINEES TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J.
 Braker Professor of Commercial Law and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts University.            1993       59
Michael S. Hyland*, Co-Chairman; President and Managing
 Director, SBAM and Managing Director, SBI; Chairman SBAM
 Limited and Chairman SBAM Ireland Limited.                       1993       51
NOMINEE TO SERVE UNTIL THE YEAR 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTOR
William D. Cvengros*, Co-Chairman; Chief Executive Officer,
 President and Member of the Board of Value Advisors and
 Chief Executive Officer and President of PIMCO Advisors.         1997       49

  The following table provides information concerning the remaining directors of the Fund.

              NAMES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                -------------- ---
DIRECTOR SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTOR
Leslie H. Gelb, Member of the Audit Committee; President,
 The Council on Foreign Relations; formerly, Columnist,
 Deputy Editorial Page Editor and Editor, Op-Ed Page, The
 New York Times.                                                  1994       60
DIRECTORS SERVING UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant;
 formerly, Chairman of the Board, ASARCO Incorporated.            1993       80
Dr. Riordan Roett, Member of Audit Committee; Professor and
 Director, Latin American
 Studies Program, Paul H. Nitze School of Advanced Interna-
 tional Studies, Johns Hopkins University.(A)                     1995       59

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(A) Dr. Roett has also served as a director of the Fund from February 1994 through June 1994.

The Emerging Markets Income Fund Inc

 At the Meeting, stockholders will be asked to elect two Class I Directors, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. In addition, the stockholders will be asked to elect one Class II Director who was appointed to the Board to fill a vacancy created by the resignation of Mr. Alan H. Rappaport, to hold office until the 1998 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the remaining Class II and Class III Directors expire at the Annual Meetings of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Funds and all nominees except Mr. Cvengros have previously been elected a director by stockholders of the Fund.

 The following table provides information concerning each nominee for election as a director.

            NOMINEES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
            ----------------------------------               -------------- ---
NOMINEES TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J.
 Braker Professor of Commercial Law and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts University.            1992       59
Dr. Riordan Roett, Member of Audit Committee; Professor and
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, Johns Hopkins
 University.(A)                                                   1995       59
NOMINEE TO SERVE UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTOR
William D. Cvengros*, Co-Chairman; Chief Executive Officer,
 President and Member of the Board of Value Advisors and
 Chief Executive Officer and President of PIMCO Advisors.         1997       49

 The following table provides information concerning the remaining directors of the Fund.

             NAMES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                  DIRECTOR SINCE AGE
             -------------------------------                -------------- ---
DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTORS
Michael S. Hyland*, Co-Chairman; President and Managing
 Director, SBAM, and Managing Director, SBI; Chairman SBAM
 Limited and Chairman, SBAM Ireland Limited.                     1992       51
Leslie H. Gelb, Member of the Audit Committee; President,
 The Council on Foreign Relations; formerly, Columnist,
 Deputy Editorial Page Editor and Editor, Op-Ed Page, The
 New York Times.                                                 1994       60
DIRECTOR SERVING UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTOR
Charles F. Barber, Member of Audit Committee; Consultant;
 formerly, Chairman of the Board, ASARCO Incorporated.           1992       80

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(A) Dr. Roett has also served as a director of the Fund from February 1994 through June 1994.

The Emerging Markets Income Fund II Inc

 At the Meeting, stockholders will be asked to elect one Class III Director who was appointed to the Board to fill a vacancy created by the resignation of Mr. Alan H. Rappaport, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter until his respective successor is elected and qualified. The terms of office of the remaining Class I, Class II and Class III Directors expire at the Annual Meetings of Stockholders in 1998, 1999 and 2000, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

 The following table provides information concerning each nominee for election as a director.

            NOMINEES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
            ----------------------------------               -------------- ---
NOMINEE TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTOR
William D. Cvengros*, Co-Chairman; Chief Executive Officer,
 President and Member of the Board of Value Advisors and
 Chief Executive Officer and President of PIMCO Advisors.         1997       49

 The following table provides information concerning the remaining directors of the Fund.

              NAMES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                -------------- ---
DIRECTORS SERVING UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTORS
Dr. Riordan Roett, Member of Audit Committee; Professor and
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, Johns Hopkins
 University.(A)                                                   1995       59
Leslie H. Gelb, Member of the Audit Committee; President,
 The Council on Foreign Relations; formerly, Columnist,
 Deputy Editorial Page Editor and Editor, Op-Ed Page, The
 New York Times.                                                  1994       60
DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J.
 Braker Professor Commercial Law and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts University.            1992       59
Michael S. Hyland*, Co-Chairman; President and Managing
 Director, SBAM, Managing Director, SBI; Chairman SBAM
 Limited and Chairman SBAM Ireland Limited.                       1992       51
DIRECTOR SERVING UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTOR
Charles F. Barber, Member of Audit Committee; Consultant;
 formerly, Chairman of the Board, ASARCO Incorporated.            1992       80

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(A) Dr. Roett has also served as a director of the Fund from February 1994 through June 1994.

The Emerging Markets Floating Rate Fund Inc.

 At the Meeting, stockholders will be asked to elect one Class III Director who was appointed to the Board to fill a vacancy created by the resignation of Mr. Alan H. Rappaport, to hold office until the year 1998 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the remaining Class III, Class I and Class II Directors expire at the Annual Meetings of Stockholders in 1998, 1999 and 2000, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

 The following table provides information concerning each nominee for election as a director.

            NOMINEES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
            ----------------------------------               -------------- ---
NOMINEE TO SERVE UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTOR
William D. Cvengros*, Co-Chairman; Chief Executive Officer,
 President and Member of the Board of Value Advisors and
 Chief Executive Officer and President of PIMCO Advisors.         1997       49

 The following table provides information concerning the remaining directors of the Fund.

              NAMES AND PRINCIPAL OCCUPATIONS
                 DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                 -------------- ---
DIRECTORS SERVING UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTORS
Michael S. Hyland*, Co-Chairman; President and Managing
 Director, SBAM, and Managing Director, SBI; Chairman SBAM
 Limited and Chairman SBAM Ireland Limited.                        1992       51
Leslie H. Gelb, Member of the Audit Committee; President,
 The Council on Foreign Relations; formerly, Columnist,
 Deputy Editorial Page Editor and Editor, Op-Ed Page, The
 New York Times.                                                   1994       60
DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J.
 Braker Professor of Commercial Law and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts University.             1992       59
Dr. Riordan Roett, Member of Audit Committee; Professor and
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, Johns Hopkins
 University.(A)                                                    1995       59
DIRECTOR SERVING UNTIL THE 1998 ANNUAL MEETING OF STOCKHOLD-
 ERS
 CLASS III DIRECTOR
Charles F. Barber, Member of Audit Committee; Consultant;
 formerly, Chairman of the Board, ASARCO Incorporated.             1992       80

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(A) Dr. Roett has also served as a director of the Fund from February 1994 through June 1994.

Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc. and The Emerging Markets Floating Rate Fund Inc.

 In addition to serving as director of Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc. and The Emerging Markets Floating Rate Fund Inc., each of the nominees and directors also serves as a director of certain other U.S.-registered investment companies, as described below. Messrs. Cvengros and Roett are directors of two other investment companies advised by both Value Advisors and SBAM. Messrs. Salacuse and Gelb are directors of two other investment companies advised by CIBC Wood Gundy Securities Corp. ("CIBC"). Messrs. Salacuse and Roett are directors of three other investment companies advised by SBAM. Messrs. Hyland and Barber are directors of two other investment companies advised by both Value Advisors and SBAM, and eight other investment companies advised by SBAM. Mr. Barber is a director of two other investment companies advised by CIBC, and six other investment companies advised by investment advisory affiliates of Smith Barney Inc. Mr. Salacuse is a director of one other investment company advised by both Value Advisors and OpCap Advisors.

 Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require that each Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, Value Advisors (and prior to November 4, 1997, Advantage Advisers, Inc.) and SBAM and their respective directors and officers file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year except that Thomas K. Flanagan, Rodney B. Berens, Lawrence H. Kaplan, Jennifer
G. Muzzey and Vilas Gadkari have inadvertently failed to timely file their Initial Reports on Form 3 with respect to each Fund, Leslie H. Gelb and Robert
I. Kleinberg have inadvertently failed to timely file their Initial Reports on Form 3 with respect to The Emerging Markets Income Fund II Inc and Beth A. Semmel has inadvertently failed to timely file her Initial Report on Form 3 with respect to Global Partners Income Fund Inc.

 Each Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and Hyland, the present executive officers of each Fund are:

                                                                     OFFICER
NAME                                                 OFFICE           SINCE  AGE
----                                                 ------          ------- ---
Stephen J. Treadway........................ President                 1997    50
Peter J. Wilby............................. Executive Vice President  1994    37
Thomas K. Flanagan......................... Executive Vice President  1994    43
Beth A. Semmel/1//......................... Executive Vice President  1996    36
Newton B. Schott........................... Executive Vice President  1997    55
Alan M. Mandel............................. Treasurer                 1995    40
Noel B. Daugherty.......................... Secretary                 1997    32

--------
/1/This/Officer serves as such for Global Partners Income Fund Inc. only.

 Mr. Treadway has served since May 1996 as an Executive Vice President of PIMCO Advisors and as Director, Chairman and President of PIMCO Funds Distribution Company. Prior to May 1996, Mr. Treadway was employed by Smith Barney Inc. for more than 18 years, serving in various senior officer positions. Mr. Wilby has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since January 1991. Prior to January 1996, he was a Vice President of SBAM and SBI. Ms. Semmel has also been a Director of SBAM and SBI since January 1996 and a Vice President of SBAM and SBI since May 1993. Mr. Schott has served since May 1990 as a Director, Executive Vice President, Chief Administrative Officer and Secretary of PIMCO Funds Distribution Company. From November 1994 until February 1996, Mr. Schott was Senior Vice President-Legal and Secretary of PIMCO Advisors L.P. Prior to November 1994 Mr. Schott served as Executive Vice President, Secretary and General Counsel of Thomas Advisory Group, Inc. and of PIMCO Advisors L.P. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

 Each Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committees of Global Partners Income Fund Inc. and The Emerging Markets Income Fund Inc each met one time during the fiscal year ended August 31, 1997. The Audit Committees of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc. each met one time during the fiscal years ended May 31, 1997 and February 28, 1997, respectively. Neither Fund has a nominating or compensation committee.

 The Board of Directors of Global Partners Income Fund Inc. and The Emerging Markets Income Fund Inc each met nine times during the fiscal years ended August 31, 1997. During the fiscal year ended May 31, 1997, the Board of Directors of The Emerging Markets Income Fund II Inc met ten times. During the fiscal year ended February 28, 1997, the Board of Directors of The Emerging Markets Floating Rate Fund Inc. met eight times. Each director of each Fund attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.

 Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM and Value Advisors. The following table provides information concerning the compensation paid during each Fund's last fiscal year to each director of the Fund. Each of the directors listed below are members of the Audit Committee of each Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during each Fund's last fiscal year by the Fund to Messrs. Rappaport, Cvengros or Hyland who, as employees of Advantage Advisers, Inc., Value Advisors and SBAM, respectively, are "interested persons," as defined in the 1940 Act. Mr. Rappaport resigned effective November 4, 1997 and was replaced by Mr. Cvengros.

Global Partners Income Fund Inc.

                                      TOTAL COMPENSATION
                                       FROM OTHER FUNDS  TOTAL COMPENSATION
                          AGGREGATE     CO-ADVISED BY     FROM OTHER FUNDS
                         COMPENSATION  VALUE ADVISORS*    ADVISED BY SBAM
    NAME OF DIRECTOR      FROM FUND        AND SBAM      AND ITS AFFILIATES TOTAL COMPENSATION
    ----------------     ------------ ------------------ ------------------ ------------------
                                       DIRECTORSHIPS(A)   DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
Charles F. Barber.......    $8,000         $43,300(5)         $99,275+(14)       $150,575+(20)
Leslie H. Gelb..........    $8,000         $24,900(3)         $     0            $ 32,900(4)
Jeswald W. Salacuse.....    $7,300         $22,800(3)         $26,300(3)         $ 56,400(7)
Dr. Riordan Roett.......    $8,100         $24,900(5)         $26,300(3)         $ 59,300(9)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

* During the fiscal year ended August 31, 1997 the investment manager for these Funds was Advantage Advisers, Inc.

+ Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

The Emerging Markets Income Fund Inc

                                      TOTAL COMPENSATION
                                       FROM OTHER FUNDS  TOTAL COMPENSATION
                          AGGREGATE     CO-ADVISED BY     FROM OTHER FUNDS
                         COMPENSATION  VALUE ADVISORS*    ADVISED BY SBAM
    NAME OF DIRECTOR      FROM FUND        AND SBAM      AND ITS AFFILIATES TOTAL COMPENSATION
    ----------------     ------------ ------------------ ------------------ ------------------
                                       DIRECTORSHIPS(A)   DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
Charles F. Barber.......    $8,500         $42,800(5)         $99,275+(14)       $150,575+(20)
Leslie H. Gelb..........    $8,500         $24,400(3)         $     0            $ 32,900(4)
Jeswald W. Salacuse.....    $7,800         $22,300(3)         $26,300(3)         $ 56,400(7)
Dr. Riordan Roett.......    $8,500         $24,500(5)         $26,300(3)         $ 59,300(9)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

* During the fiscal year ended August 31, 1997 the investment manager for these Funds was Advantage Advisers, Inc.

+ Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

The Emerging Markets Income Fund II Inc

                                      TOTAL COMPENSATION
                                       FROM OTHER FUNDS  TOTAL COMPENSATION
                          AGGREGATE     CO-ADVISED BY     FROM OTHER FUNDS
                         COMPENSATION  VALUE ADVISORS*    ADVISED BY SBAM
    NAME OF DIRECTOR      FROM FUND        AND SBAM      AND ITS AFFILIATES TOTAL COMPENSATION
    ----------------     ------------ ------------------ ------------------ ------------------
                                       DIRECTORSHIPS(A)   DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
Charles F. Barber.......    $9,900         $45,000(5)         $103,588+(14)      $158,488+(20)
Leslie H. Gelb..........    $9,900         $28,000(3)         $      0           $ 37,900(4)
Jeswald W. Salacuse.....    $9,200         $25,900(3)         $ 26,300(3)        $ 61,400(7)
Dr. Riordan Roett.......    $9,900         $28,100(5)         $ 26,300(3)        $ 64,300(9)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

* During the fiscal year ended May 31, 1997 the investment manager for these Funds was Advantage Advisers, Inc.

+ Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

The Emerging Markets Floating Rate Fund Inc.

                                      TOTAL COMPENSATION
                                       FROM OTHER FUNDS  TOTAL COMPENSATION
                          AGGREGATE     CO-ADVISED BY     FROM OTHER FUNDS
                         COMPENSATION  VALUE ADVISORS*    ADVISED BY SBAM
    NAME OF DIRECTOR      FROM FUND        AND SBAM      AND ITS AFFILIATES TOTAL COMPENSATION
    ----------------     ------------ ------------------ ------------------ ------------------
                                       DIRECTORSHIPS(A)   DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
Charles F. Barber.......    $8,000         $43,600(5)         $111,650+(14)      $163,250+(20)
Leslie H. Gelb..........    $8,000         $26,600(3)         $      0           $ 34,600(4)
Jeswald W. Salacuse.....    $8,000         $26,600(3)         $ 26,300(3)        $ 60,900(8)
Dr. Riordan Roett.......    $8,000         $26,600(5)         $ 26,300(3)        $ 60,900(9)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

* During the fiscal year ended February 28, 1997 the investment manager for these Funds was Advantage Advisers, Inc.

+ Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

 The Boards of Directors of Global Partners Income Fund Inc. and The Emerging Markets Income Fund Inc have selected Price Waterhouse LLP as independent accountants of each Fund for the fiscal year ending August 31, 1998. Price Waterhouse LLP also served as independent accountants of each of the Funds for each Fund's most recently completed fiscal year.

     SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

                SALOMON BROTHERS WORLDWIDE INCOME FUND INC

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

 In accordance with each such Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

 At the Meeting of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, stockholders will be asked to elect one Class III Director, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter until his respective successor is elected and qualified. The terms of office of the Class I Directors and the Class II Directors expire at the 1998 and 1999 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. The nominee is currently a member of the Board of Directors of the Fund and has previously been elected a director by the stockholders of the Fund.

 The following table provides information concerning the nominee for election as a director.

              NAMES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                -------------- ---
NOMINEE TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTOR
Daniel P. Cronin, Member of Audit Committee; Vice President       1993       51
 and General Counsel, Pfizer International Inc.; Senior
 Assistant General Counsel, Pfizer, Inc.

  The following table provides information concerning the remaining directors of the Fund.

            DIRECTORS AND PRINCIPAL OCCUPATIONS
                 DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
            -----------------------------------               -------------- ---
DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant;          1993       80
 formerly Chairman of the Board, ASARCO Incorporated.
Thomas W. Brock*, Managing Director, Chairman and Chief            1995       50
 Executive Office, SBAM; Managing Director and Member of the
 Management Board of SBI; Director, SBAM Limited; Director,
 Chairman and Chief Executive Officer, SBAM AP.
DIRECTORS SERVING UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTORS
Dr. Riordan Roett, Member of Audit Committee; Professor and        1996       59
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, Johns Hopkins
 University.
Jeswald W. Salacuse, Member of Audit Committee; Henry J.           1996       59
 Braker Professor of Commercial Law, and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts University.

--------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


Salomon Brothers Worldwide Income Fund Inc

  At the Meeting, stockholders will be asked to elect two Class III Directors, to hold office until the year 2001 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. The terms of office of the Class I Directors and the Class II Directors expire at the 1999 and 2000 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Fund and have previously been elected a director by the stockholders of the Fund.

 The following table provides information concerning each nominee for election as a director.

              NAMES AND PRINCIPAL OCCUPATIONS
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                -------------- ---
NOMINEES TO SERVE UNTIL THE YEAR 2001 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTORS
Daniel P. Cronin, Member of the Audit Committee; Vice
 President and General Counsel, Pfizer International Inc.;
 Senior Assistant General Counsel, Pfizer, Inc.                   1993       51
Dr. Riordan Roett, Member of Audit Committee; Professor and
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, Johns Hopkins
 University.(A)                                                   1995(B)    59

 The following table provides information concerning the remaining directors of the Fund.

            DIRECTORS AND PRINCIPAL OCCUPATIONS
                 DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
            -----------------------------------               -------------- ---
DIRECTORS SERVING UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant;
 formerly, Chairman of the Board, ASARCO Incorporated.             1993       80
Thomas W. Brock*, Managing Director, Chairman and Chief
 Executive Officer SBAM; Managing Director and Member of the
 Management Board of SBI; Director, SBAM Limited; Director,
 Chairman and Chief Executive Officer, SBAM AP.                    1995       50
DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTOR
Jeswald W. Salacuse, Member of Audit Committee; Henry J.
 Braker Professor Commercial Law, and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts University.             1993       59

--------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


(A) Dr. Roett also served as a director of the Fund from February 1994 through June 1994.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc

 In addition to serving as a director of Salomon Brothers Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc, each of the nominees and directors also serve as a director of certain other U.S.- registered investment companies, as described below. Mr. Barber is a director of six other investment companies advised by both Value Advisors and SBAM, six other investment companies advised by SBAM, two other investment companies advised by CIBC Wood Gundy Securities Corp. ("CIBC"), and six other investment companies advised by investment advisory affiliates of Smith Barney Inc. Mr. Brock is a director of four other investment companies advised by SBAM. Mr. Cronin is a director of three other investment companies advised by SBAM. Dr. Roett is a director of one other investment companies advised by SBAM, and six other investment companies advised by both Value Advisors and SBAM. Mr. Salacuse is a director of one other investment company advised by SBAM, four other investment companies advised by both Value Advisors and SBAM, two other investment companies advised by CIBC, and one other investment company advised by both Value Advisors and OpCap Advisors.

 Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require that each Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and SBAM's directors and officers file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year except that Thomas K. Flanagan, James E. Craige, Rodney B. Berens, Lawerence H. Kaplan, Jennifer G. Muzzey and Vilas V. Gadkari have inadvertently failed to timely file their Initial Reports on Form 3 with respect to each Fund, Beth A. Semmel and Maureen O' Callaghan have inadvertently failed to timely file their Initial Reports on Form 3 with respect to Salomon Brothers Worldwide Income Fund Inc and Roger M. Lavan inadvertently failed to timely file his Initial Report on Form 3 with respect to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

 The executive officers of each Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The present executive officers of each Fund are:

                                                                     OFFICER
NAME                                                 OFFICE           SINCE  AGE
----                                                 ------          ------- ---
Michael S. Hyland.......................... President                 1993    51
Peter J. Wilby............................. Executive Vice President  1993    37
Thomas K. Flanagan......................... Executive Vice President  1994    43
James E. Craige............................ Executive Vice President  1996    28
Steven Guterman/1/......................... Executive Vice President  1993    43
Roger M. Lavan/1/.......................... Executive Vice President  1996    34
Beth A. Semmel/2/.......................... Executive Vice President  1996    36
Maureen O'Callaghan/2/..................... Executive Vice President  1996    32
Alan M. Mandel............................. Treasurer                 1995    40
Noel B. Daugherty.......................... Secretary                 1997    32

--------
/1/This Officer serves as such for Salomon Brothers 2008 Worldwide Dollar
   Government Term Trust Inc only.

/2/This/Officer serves as such for Salomon Brothers Worldwide Income Fund Inc only.

 Mr. Hyland also serves as President and Managing Director of SBAM, Managing Director of SBI, Chairman of SBAM Limited and Chairman of SBAM Ireland Limited. Mr. Wilby has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been an employee of SBAM and a Director of SBI since July 1991. Ms. Semmel has also been a Director of SBAM and SBI since January 1996. From May 1993 to January 1996 she was a Vice President of SBAM and SBI. From January 1989 to May 1993, Ms. Semmel was a Vice President at Morgan Stanley Asset Management. Ms. O'Callaghan has also been a Vice President with SBAM and SBI since October 1988. Mr. Craige has also been an employee of SBAM and a Vice President of SBI since May 1992. Mr Guterman has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr Lavan has also been a Director of SBAM and SBI since January 1996 and a Vice President of SBAM since May 1990 and a Vice President of SBI since March 1987. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

 Each Fund's Audit Committee is composed of Messrs. Barber, Cronin, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committees of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc met once during the fiscal years ended July 31, 1997 and October 31, 1997, respectively. Neither Fund has nominating or compensation committees.

 During the fiscal year ended July 31, 1997, the Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc met six times. Each director attended at least

75% of the aggregate number of meetings of the Board and the committee on which he serves. During the fiscal year ended October 31, 1997, the Board of Directors of Salomon Brothers Worldwide Income Fund Inc met eight times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves, with the exception of Mr. Cronin.

 Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc during the fiscal years ended July 31, 1997 and October 31, 1997, respectively. Each of the directors listed below are members of the Audit Committee of each Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Funds do not provide any pension or retirement benefits to directors. In addition, no remuneration was paid by Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc during the fiscal year ended July 31, 1997 or by Salomon Brothers Worldwide Income Fund Inc during the fiscal year ended October 31, 1997 to Mr. Hyland or Mr. Brock who, as employees of SBAM, are "interested persons" as defined under the 1940 Act.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

                                           TOTAL COMPENSATION
                               AGGREGATE    FROM OTHER FUNDS
                              COMPENSATION  ADVISED BY SBAM
      NAME OF DIRECTOR         FROM FUND   AND ITS AFFILIATES TOTAL COMPENSATION
      ----------------        ------------ ------------------ ------------------
                                            DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
Charles F. Barber............    $9,200         $139,500+(19)      $148,700+(20)
Daniel P. Cronin.............    $8,500         $ 29,700 (4)       $ 38,200 (5)
Allan C. Hamilton(B).........    $9,200         $ 35,500 (4)       $ 44,700 (5)
Dr. Riordan Roett............    $9,200         $ 50,100 (8)       $ 59,300 (9)
Jeswald W. Salacuse..........    $9,200         $ 47,200 (6)       $ 56,400 (7)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.

  + Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

Salomon Brothers Worldwide Income Fund Inc

                                           TOTAL COMPENSATION
                               AGGREGATE    FROM OTHER FUNDS
                              COMPENSATION  ADVISED BY SBAM
      NAME OF DIRECTOR         FROM FUND   AND ITS AFFILIATES TOTAL COMPENSATION
      ----------------        ------------ ------------------ ------------------
                                            DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
Charles F. Barber............    $7,200         $148,050+(19)      $155,250+(20)
Daniel P. Cronin.............    $7,200         $ 31,500 (4)       $ 38,700 (5)
Allan C. Hamilton(B).........    $5,950         $ 30,400 (4)       $ 36,350 (5)
Dr. Riordan Roett............    $7,200         $ 52,400 (8)       $ 59,600 (9)
Jeswald W. Salacuse..........    $7,200         $ 47,000 (6)       $ 54,200 (7)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.

  + Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

 The Boards of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc have selected Price Waterhouse LLP as independent accountants of each Fund for the fiscal years ending July 31, 1998 and October 31, 1997, respectively. Price Waterhouse LLP also served as independent accountants of each Fund for such Fund's most recently completed fiscal year.

                       SALOMON BROTHERS CAPITAL FUND INC

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

 At the Meeting stockholders will be asked to elect the full board of ten Directors, each Director to hold office until his or her respective successor is elected and qualified. All of the nominees are currently members of the Board of Directors of the Fund.

 The following table provides information concerning each nominee for election as a director.

              NAMES AND PRINCIPAL OCCUPATIONS
                 DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
              -------------------------------                 -------------- ---
NOMINEES TO SERVE UNTIL THEIR RESPECTIVE SUCCESSORS ARE
 ELECTED AND QUALIFIED
Charles F. Barber, Member of Audit Committee; Consultant;          1982       80
 formerly Chairman of the Board, ASARCO Incorporated.
Andrew L. Breech, Member of the Proxy Committee; President,        1991       45
 Dealer Operating Control Service, Inc.
Thomas W. Brock*, Managing Director, Chairman and Chief            1995       50
 Executive Officer, SBAM; Managing Director and Member of
 the Management Board of SBI; Director, SBAM Limited;
 Director, Chairman and Chief Executive Officer, SBAM Asia
 Pacific Limited.
Carol L. Colman, Member of Audit Committee; President,             1992       51
 Colman Consulting Co., Inc.
William R. Dill, Member of Nominating Committee; President,        1985       67
 Boston Architectural Center; formerly, President, Anna
 Maria College; Consultant.
Michael S. Hyland*, Chairman and President; President and          1992       51
 Managing Director, SBAM and Managing Director, SBI;
 Chairman, SBAM Limited; Chairman, SBAM Ireland Limited.
Clifford M. Kirtland, Jr., Member of the Proxy Committee;          1987       73
 Member of Advisory Committee, Noro-Moseley Partners;
 formerly, Director, Oxford Industries, Inc., Shaw
 Industries, Inc. and Graphic Industries, Inc.; formerly,
 Chairman and President, Cox Communications.
Robert W. Lawless, Member of the Proxy Committee; President        1991       60
 and Chief Executive Officer, University of Tulsa; formerly,
 President and Chief Executive Officer, Texas Tech
 University and Texas Tech University Health Sciences
 Center.
Louis P. Mattis, Member of Nominating Committee; Consultant;       1991       56
 formerly Chairman and President Sterling Winthrop, Inc.;
 formerly, Executive Vice President of Richardson-Vicks,
 Inc.
Thomas F. Schlafly, Member of Audit and Nominating                 1986       49
 Committees; Of Counsel to Peper, Martin, Jensen, Maichel &
 Hetlage (attorneys); President, The Saint Louis Brewery,
 Inc.

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

 Each of the nominees and directors also serves as a director of certain other U.S.-registered investment companies, as described below. Messrs. Hyland and Barber are directors of six other investment companies advised by both Value Advisors and SBAM, and seven other investment companies advised by SBAM. Mr. Barber is a director of two other investment companies advised by CIBC Wood Gundy Securities Corp. ("CIBC"), and six other investment companies advised by investment advisory affiliates of Smith Barney Inc. Mr. Brock is a director of five other investment companies advised by SBAM. Messrs. Breech, Dill, Kirtland, Lawless, Mattis and Schlafly are directors of two other investment companies advised by SBAM. Mr. Lawless is a director of Central and Southwest Corporation. Ms. Colman is a director of four other investment companies advised by SBAM.

 Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

 The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the current executive officers of the Fund are:

                                                                     OFFICER
NAME                                                 OFFICE           SINCE  AGE
----                                                 ------          ------- ---
Richard E. Dahlberg........................ Executive Vice President  1995    59
Ross S. Margolies.......................... Executive Vice President  1994    38
Allan R. White III......................... Executive Vice President  1992    37
Alan M. Mandel............................. Treasurer                 1995    40
Noel B. Daugherty.......................... Secretary                 1997    32

 Mr. Dahlberg has also been a Managing Director of SBAM and Salomon Brothers Inc since January 1996, and Director of SBAM and SBI since July 1995. Prior to July 1995, Mr. Dahlberg was a Senior Vice President and Senior Portfolio Manager with Massachusetts Financial Services ("MFS") where he managed the MFS Total Return Fund from 1985-1995. Mr. Margolies has also been a Director of SBAM and SBI since June 1992. Prior to June 1992, Mr. Margolies was Senior Vice President of Lehman Brothers Inc. Mr. White has also been a Managing Director of SBAM and SBI, and a Vice President of SBAM and SBI from May 1989 to September 1992. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

 The Fund's Audit Committee is composed of Ms. Colman and Messrs. Barber and Schlafly. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended December 31, 1997.

 The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Dill, Mattis and Schlafly. This Committee held one meeting in the year ended December 31, 1997. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

 The Fund's Proxy Committee, composed of Messrs. Breech, Lawless and Kirtland, establishes and monitors the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determines the manner in which proxies for the Fund's securities are voted. This Committee held two meetings during the fiscal year ended December 31, 1997.

 During the fiscal year ended December 31, 1997, the Board of Directors met seven times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.

 Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1997 to each director of the Fund. Certain of the directors listed below are members of the Audit, Nominating and/or Proxy Committees of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1997 by the Fund to Messrs. Brock and Hyland who, as employees of SBAM, are "interested persons," as defined in the 1940 Act.

                                          TOTAL COMPENSATION
                                           FROM OTHER FUNDS
                              AGGREGATE    ADVISED BY SBAM
                             COMPENSATION AND ITS AFFILIATES TOTAL COMPENSATION
NAME OF DIRECTOR              FROM FUND    DIRECTORSHIPS(A)   DIRECTORSHIPS(A)
----------------             ------------ ------------------ ------------------
Charles F. Barber...........    $7,250         $142,750+(19)      $150,000+(20)
Andrew L. Breech............    $7,250         $ 19,500(2)        $ 26,750(3)
Carol L. Colman.............    $7,250         $ 28,750(4)        $ 36,000(5)
William R. Dill.............    $7,250         $ 19,500(2)        $ 26,750(3)
Clifford M. Kirtland, Jr....    $5,750         $ 16,500(2)        $ 22,250(3)
Robert W. Lawless...........    $6,500         $ 18,000(2)        $ 24,500(3)
Louis P. Mattis.............    $7,250         $ 19,500(2)        $ 26,750(3)
Thomas F. Schlafly..........    $7,250         $ 19,500(2)        $ 26,750(3)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

 + Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

 The Board of Directors of Salomon Brothers Capital Fund Inc has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997. Price Waterhouse LLP also serves as independent accountants of the Fund for the Fund's most recently completed fiscal year.

                     SALOMON BROTHERS OPPORTUNITY FUND INC

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

 At the Meeting stockholders will be asked to elect the full board of four Directors, each Director to hold office until his or her respective successor is elected and qualified.

 The following table provides information concerning each nominee for election as a director.

                                                          COMMON STOCK
                                                       BENEFICIALLY OWNED,
                                                           DIRECTLY OR
                                                         INDIRECTLY, ON    PERCENTAGE OF
NOMINEES AND PRINCIPAL OCCUPATIONS                      OCTOBER 31, 1997   FUND'S STOCK
    DURING THE PAST FIVE YEARS      DIRECTOR SINCE AGE       SHARES            OWNED
----------------------------------  -------------- --- ------------------- -------------
NOMINEES TO SERVE UNTIL
 THEIR RESPECTIVE
 SUCCESSORS ARE ELECTED
 AND QUALIFIED
Irving G. Brilliant*,
 President; Director of
 SBI, Director and
 Portfolio Manager for
 SBAM.                                   1978       80       521,009           14.1
B. Alexander Gaguine,
 Member of Audit
 Committee; Fund-raising
 and electorial campaign
 consultant.                             1997       47       578,885           15.6
Rosalind Kochman,
 Administrator and
 Counsel, Brooklyn Eye
 Surgery Center.                         1990       60       276,253            7.5
Irving Sonnenschein,
 Partner in the law firm
 of Sonnenschein Sherman
 & Deutsch.                              1994       77        45,170            1.2

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


 Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

 The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Brilliant the present executive officers of the Fund are:

                                                                     OFFICER
NAME                                                        OFFICE    SINCE  AGE
----                                                        ------   ------- ---
Alan M. Mandel............................................ Treasurer  1995    40
Noel B. Daugherty......................................... Secretary  1997    32

 Mr. Mandel has been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

 The Fund's Audit Committee is composed of Messrs. Gaguine and Sonnenschein and Ms. Kochman. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the
independent accountants the scope and anticipated costs of their audit; and
(iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met one time during the fiscal year ended August 31, 1997. The Fund has no nominating or compensation committees.

 During the fiscal year ended August 31, 1997, the Board of Directors met five times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves, with the exception of Mr. Benito Gaguine.

 Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1997 to each director of the Fund. Each of the directors listed below is a member of the Audit Committee of the Fund, and, accordingly, the amounts provided in the table include compensation for service on such committee. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1997 by the Fund to Mr. Brilliant who, as an employee of SBAM, is an "interested person," as defined in the 1940 Act.

                                                  AGGREGATE
                                                 COMPENSATION
                NAME OF DIRECTOR                  FROM FUND   TOTAL COMPENSATION
                ----------------                 ------------ ------------------
                                                               DIRECTORSHIPS(A)
Benito Gaguine(B)...............................    $1,000          $1,000(1)
Rosalind Kochman................................    $2,000          $2,000(1)
Irving Sonnenschein.............................    $2,000          $2,000(1)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Benito Gaguine resigned effective October 8, 1997.

2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

 The Board of Directors of Salomon Brothers Opportunity Fund Inc has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending August 31, 1998. Price Waterhouse LLP also serves as independent accountants of the Fund for the Fund's most recently completed fiscal year.

                       MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

 In accordance with each Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting of Municipal Partners Fund Inc., stockholders will be asked to elect one Class I Director who was appointed to the Board to fill a vacancy created by the resignation of Mr. Mark C. Biderman, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the remaining Class III, Class II and Class I Directors of Municipal Partners

Fund Inc. expire at the Annual Meeting of Stockholders in 1998, 1999 and 2000, respectively, or thereafter in each case when their respective successors are elected and qualified. At the Meeting of Municipal Partners Fund II Inc., stockholders will be asked to elect one Class III Director who was appointed to the Board to fill a vacancy created by the resignation of Mr. Mark C. Biderman, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter until his successor is elected or qualified. The terms of office of the remaining Class I, Class II and Class III Directors of Municipal Partners Fund II Inc. expire at the Annual Meeting of Stockholders in 1998, 1999 and 2000, respectively, or thereafter in each case when their respective successors are elected and qualified. With respect to each Fund, the effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

 The following table provides information concerning the Nominee for election as a director.

             NOMINEE AND PRINCIPAL OCCUPATION
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
             --------------------------------                -------------- ---
NOMINEE TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTOR (MUNICIPAL PARTNERS FUND INC.); CLASS III
 DIRECTOR (MUNICIPAL PARTNERS FUND II INC.)
William D. Cvengros*, Co-Chairman; Chief Executive Officer,
 President and Member of the Board of Value Advisors and
 Chief Executive Officer and President of PIMCO Advisors.         1997       49

 The following table provides information concerning the remaining directors to the Fund.

            DIRECTORS AND PRINCIPAL OCCUPATION
                DURING THE PAST FIVE YEARS                   DIRECTOR SINCE AGE
            ----------------------------------               -------------- ---
DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS II DIRECTORS (MUNICIPAL PARTNERS FUND INC. AND
 MUNICIPAL PARTNERS FUND II INC.)
Charles F. Barber, Member of Audit Committee; Consultant;
 formerly Chairman of the Board, ASARCO Incorporated.             1993       80
Michael S. Hyland*, Co-Chairman; President and Managing
 Director, SBAM and Managing Director, SBI.                       1993       51
DIRECTOR SERVING UNTIL THE 1998 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS III DIRECTOR (MUNICIPAL PARTNERS FUND INC.); CLASS I
 DIRECTOR (MUNICIPAL PARTNERS FUND II INC.)
Dr. Riordan Roett, Member of Audit Committee; Professor and
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, Johns Hopkins
 University.                                                      1997       59
DIRECTOR SERVING UNTIL THE YEAR 2000 ANNUAL MEETING OF
 STOCKHOLDERS
 CLASS I DIRECTOR (MUNICIPAL PARTNERS FUND INC.); CLASS III
 DIRECTOR (MUNICIPAL PARTNERS FUND II INC.)
Robert L. Rosen, Member of Audit Committee; Chief Executive
 Officer, RLR Partners L.L.C. (general partner of private
 investment fund); Chairman, Damon Corporation (1989-1993).       1993       51

--------

* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

 In addition to serving as a director of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., each of the directors serves as a director for certain other registered investment companies, as described below. Messrs. Hyland and Barber are directors of two other investment companies advised by both Value Advisors and SBAM and eight other investment companies advised by SBAM. Mr. Barber is a director of two other investment companies advised by CIBC, and six other investment companies advised by investment advisory affiliates of Smith Barney Inc. Mr. Rosen also serves as a director of Samsonite Corporation, AFP Imaging Corp. and Culligan Water Technologies, Inc. Messrs. Cvengros and Roett are directors of four other investment companies advised by both Value Advisors and SBAM. Dr. Roett is a director of three other investment companies advised by SBAM.

 Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require each Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Riordan Roett, Lawrence H. Kaplan, Jennifer G. Muzzey, Alan M. Mandel, Rodney B. Berens and Vilas V. Gadkari have inadvertantly failed to timely file their Initial Reports on Form 3 with respect to each Fund.

 Each Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and Hyland, the present executive officers of each Fund are:

                                                                     OFFICER
NAME                                                 OFFICE           SINCE  AGE
----                                                 ------          ------- ---
Stephen J. Treadway........................ President                 1997    50
Newton B. Schott........................... Executive Vice President  1997    55
Marybeth Whyte............................. Executive Vice President  1994    40
Alan M. Mandel............................. Treasurer                 1995    40
Noel B. Daugherty.......................... Secretary                 1997    32

 Mr. Treadway has served since May 1996 as an Executive Vice President of PIMCO Advisors and as Director, Chairman and President of PIMCO Funds Distribution Company. Prior to May 1996, Mr. Treadway was employed by Smith Barney Inc. for more than 18 years, serving in various senior officer positions. Mr. Schott has served since May 1990 as a Director, Executive Vice President, Chief Administrative Officer and Secretary of PIMCO Funds Distribution Company. From November 1994 until February 1996, Mr. Schott was Senior Vice President-Legal and Secretary of PIMCO Advisors L.P. Prior to November 1994 Mr. Schott served as Executive Vice President, Secretary and General Counsel of Thomas Advisory Group, Inc. and of PIMCO Advisors L.P. Ms. Whyte has also been a Director of SBAM and Salomon Brothers Inc since January 1995. Prior to January 1995, she was a Vice President of SBAM and SBI. Prior to July 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond area at Fiduciary Trust Company International. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

 Each Fund's Audit Committee is composed of Messrs. Barber, Rosen and Roett. The principal functions of the Audit Committee for each Fund are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The audit committees of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. each met one time during the fiscal years ended December 31, 1996 and June 30, 1997, respectively. Neither Fund has a nominating or compensation committee.

 During the fiscal year ended December 31, 1996, the Board of Directors of Municipal Partners Fund Inc. met five times. During the fiscal year ended June 30, 1997, the Board of Directors of Municipal Partners Fund II Inc. met eight times. Each director of each Fund attended at least 75% of the meetings of the Board and the Committee of the Board on which he served, with the exception of Mr. Rosen.

 Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following tables provide information concerning the approximate compensation paid during each Fund's most recently completed fiscal year to each director of the Fund. Each of the directors listed below is a member of the Audit Committee of each Fund and audit and other committees of certain other investment companies advised by Value Advisors and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. Please note that neither Fund provides any pension or retirement benefits to directors. In addition, no remuneration was paid during each Fund's last fiscal year to Messrs. Cvengros, Biderman or Hyland, who as employees of Value Advisors, Advantage Advisers Inc. and SBAM, are "interested persons," as defined in the 1940 Act.

Municipal Partners Fund Inc.

                                      TOTAL COMPENSATION
                                       FROM OTHER FUNDS  TOTAL COMPENSATION
                          AGGREGATE     CO-ADVISED BY     FROM OTHER FUNDS
                         COMPENSATION  VALUE ADVISORS*    ADVISED BY SBAM         TOTAL
    NAME OF DIRECTOR      FROM FUND        AND SBAM      AND ITS AFFILIATES   COMPENSATION
    ----------------     ------------ ------------------ ------------------ -----------------
                                      DIRECTORSHIPS (A)  DIRECTORSHIPS (A)  DIRECTORSHIPS (A)
Charles F. Barber.......    $8,500         $40,600(5)         $100,233+(14)     $149,333+(20)
Allan C. Hamilton(B)....    $8,500         $ 8,500(1)         $ 26,300(3)       $ 43,300(5)
Robert L. Rosen.........    $6,400         $ 6,400(1)         $      0          $ 12,800(2)
Dr. Riordan Roett.......    $    0         $32,100(5)         $ 26,300(3)       $ 58,400(9)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.

* During the fiscal year ended December 31, 1996 the investment manager for these Funds was Advantage Advisers, Inc.

+ Includes compensation from investment companies advised by Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

Municipal Partners Fund II Inc.

                                      TOTAL COMPENSATION
                                       FROM OTHER FUNDS  TOTAL COMPENSATION
                          AGGREGATE     CO-ADVISED BY     FROM OTHER FUNDS
                         COMPENSATION  VALUE ADVISORS*    ADVISED BY SBAM         TOTAL
    NAME OF DIRECTOR      FROM FUND        AND SBAM      AND ITS AFFILIATES   COMPENSATION
    ----------------     ------------ ------------------ ------------------ -----------------
                                      DIRECTORSHIPS (A)  DIRECTORSHIPS (A)  DIRECTORSHIPS (A)
Charles F. Barber.......    $8,500         $42,100(5)         $110,275+(14)     $160,875+(20)
Allan C. Hamilton(B)....    $8,500         $ 8,500(1)         $ 27,550(3)       $ 44,550(5)
Robert L. Rosen.........    $6,400         $ 7,100(1)         $      0          $ 13,500(3)
Dr. Riordan Roett.......    $    0         $33,800(5)         $ 27,550(3)       $ 61,350(9)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.

* During the fiscal year ended June 30, 1997 the investment manager for these Funds was Advantage Advisers, Inc.

+ Includes compensation from investment companies advised by affiliates of Smith Barney Inc. which, upon consummation of the Transaction, will be affiliates of SBAM.

                                                                    EXHIBIT B-1

                          FORM OF NEW SBAM AGREEMENT

                             MANAGEMENT AGREEMENT
                      SALOMON BROTHERS INVESTORS FUND INC
                           Seven World Trade Center
                           New York, New York 10048

Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 We herewith confirm our agreement with you as follows:

 We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940, and any representation made in our Prospectus. We have previously forwarded to you copies of the documents listed above and will from time to time furnish you with any amendments thereof.

 We hereby employ you to manage the investing and reinvesting of our assets as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

 You will provide us, at your expense, with office facilities, including space, furniture and equipment, and all personnel reasonably necessary for our operations. Other than as herein specifically indicated, you will not be responsible for any of our expenses. Specifically you will not be responsible, except to the extent of the reasonable compensation of our employees whose services may be involved, for our legal and auditing expenses; taxes and governmental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expense of preparing share certificates and other expenses of issue, sale, underwriting, distribution, redemption or repurchase of our shares; expense of registering or qualifying securities for sale; expense of preparing and distributing reports, notices and dividends to stockholders; cost of stationery; cost of stockholders' and other meetings; compensation of our Board of Directors and its Executive Committee; and traveling expenses of officers, directors and employees, if any. Should you determine that services which would ordinarily be rendered by our employees at our office can be better rendered by some other outside agency, you shall bear the costs of employing that agency.

 As manager of our portfolio, it shall be your duty to make purchases and sales of securities on our behalf in accordance with your best judgment and within the investment objectives and restrictions set forth in our Articles of Incorporation, By-Laws, Registration Statement and Prospectus, the Investment Company Act of 1940, the provisions of the Internal Revenue Code with respect to regulated investment companies, and such policy decisions as the Board of Directors shall from time to time adopt. You will further advise our Board of Directors, at such intervals as it may require, of purchases and sales during such intervals and will, when requested by the Board of Directors, supply the reasons and considerations that prompted your decisions.

 It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the execution of your performance of this

                                     B-1-1
agreement, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve us as officers and employees, if elected or appointed as such. These shall be a president, one or more vice presidents, a secretary, a treasurer and such additional officers and employees as may reasonably be necessary for the conduct of our business, and you agree to pay the reasonable compensation of all such persons.

 We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our stockholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

 In consideration of the foregoing, we will pay you quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee as computed below (the "Base Fee") plus a performance adjustment.

 The Base Fee shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                          QUARTERLY FEE RATE
-----------------------------------                          ------------------
First $350 million..........................................       .1625 %
Next $150 million...........................................       .1375 %
Next $250 million...........................................       .13125%
Next $250 million...........................................       .125  %
Over $1 billion.............................................       .1125 %

 The Base Fee shall be calculated using the daily net assets averaged over the most recent quarter. For each percentage point by which our investment performance exceeds or is exceeded by the investment record of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") over the one year period ending on the last day of each calendar quarter, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by
(ii) our average daily net assets for the one year period ending on the last day of each calendar quarter. If the amount by which we outperform or underperform the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless our investment performance exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is 1/4 of .1%, which would occur if our performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

 Our investment performance, for a period of one year, shall mean the sum of
(i) the change in our net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of our net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in our shares at the

                                     B-1-2
net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

 The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of (i) the change in the level of the index during such period and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

 For this purpose the value of our net assets shall be computed in the manner specified in our Articles of Incorporation for the computation of the value of such net assets in connection with the determination of the net asset value of our shares.

 If the fee payable to the Investment Manager pursuant to this agreement begins to accrue on a date prior to the end of any quarter or if this agreement terminates before the end of any quarter, compensation for the period from such date to the end of such quarter or from the end of the last quarter ending prior to such termination to the date of termination shall be prorated and shall be payable promptly at the end of such quarter or after the date of termination, as the case may be.

 Notwithstanding the foregoing, if the aggregate expenses (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) incurred by, or allocated to, us in any fiscal year shall exceed the most stringent expense limitations applicable to us imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, you shall reimburse us for such excess. Your reimbursement obligation will be limited to the amount of fees you received under this agreement during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any such payments required to be made shall be made once a year promptly after the end of our fiscal year.

 You will (i) not make a short sale of any share of our capital stock, (ii) not purchase any such share otherwise than for investment and (iii) advise us of any sale of such share made by you less than two months after the date of acquisition.

 This agreement shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of our directors who are not parties to this agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either by the vote of (x) the Board of Directors or (y) a majority of our outstanding voting securities (as so defined). This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

 This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you. This agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) by you.

                                     B-1-3

 Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any parent, subsidiary or affiliate of yours, or the right of any employees of yours or any of them who may also be a director, officer or employee of ours, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

 If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                       Very truly yours,

                                       SALOMON BROTHERS INVESTORS FUND INC


                                       By:____________________________________

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT
INC


By:__________________________________


                                     B-1-4

                                                                    EXHIBIT B-2

                        FORM OF NEW SBAM AGREEMENT/1/

MANAGEMENT CONTRACT

                                         /2/
                           Seven World Trade Center
                           New York, New York 10048



SALOMON BROTHERS ASSET MANAGEMENT INC
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (Fund) and you (Adviser) as follows:

 1. Fund proposes to engage in the business of investing and reinvesting its assets in securities of the type, in the manner and in accordance with the investment objectives and restrictions specified in its Articles of Incorporation and Registration Statement filed under the Investment Company Act of 1940 (the 1940 Act) and the Securities Act of 1933 (the 1933 Act). Copies of the documents listed above have been furnished to Adviser. Any amendments to these documents shall be furnished to Adviser promptly.

 2. Fund employs Adviser to manage the investing and reinvesting of its assets as specified in paragraph 1 and to provide to Fund the management and other services specified elsewhere in this Contract.

 3. (a) Adviser shall, at its expense, (i) provide Fund with office space, office facilities and personnel reasonably necessary for Fund's operations,
(ii) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract, and (iii) provide Fund with persons satisfactory to Fund's Board of Directors to serve as officers and employees of Fund, including a president, one or more vice presidents, a secretary and a treasurer.

(b) Except as provided in subparagraph (a), Fund shall be responsible for all of its expenses and liabilities, including compensation of its directors who are not affiliated with Adviser or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of Fund's independent auditors and legal counsel; membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculations of net asset value of shares of Fund), transfer agent, registrar, redemption agent and dividend disbursing agent of Fund; expenses of issuing, selling, distributing, redeeming, and registering and qualifying for sale shares of Fund Capital Stock; expenses of preparing, printing and mailing or otherwise delivering stock certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; cost of office supplies; travel expenses of all officers, directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions, expenses of shareholders' meetings; and extraordinary expenses.
--------
/1/This form is a composite of the New SBAM Agreements for the Salomon Broth-ers Capital Fund Inc ("SBCF") and Salomon Brothers Opportunity Fund Inc ("SBOF").

/2/Salomon Brothers Capital Fund Inc or Salomon Brothers Opportunity Fund Inc, as applicable.

                                     B-2-1

 4. As manager of Fund's assets, Adviser shall make purchases and sales of securities for Fund's account in accordance with Adviser's best judgment and within the investment objectives and restrictions set forth in Fund's Articles of Incorporation, Registration Statements under the 1940 Act and the 1933 Act, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and policy decisions adopted by Fund's Board of Directors from time to time. Adviser shall advise Fund's officers and Board of Directors, at such times as Fund's Board of Directors may specify, of purchases and sales made for Fund's account and shall, when requested by Fund's officers or Board of Directors, supply the reasons for making such purchases and sales.

 5. Adviser shall give Fund the benefit of Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to Adviser's undertaking to render these services, Fund agrees that Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Contract shall be deemed to protect or purport to protect Adviser against any liability to Fund or its shareholders to which Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties under this Contract or by reason of Adviser's reckless disregard of its obligations and duties hereunder.

 6. In consideration of the services to be rendered by Adviser under this Contract, Fund shall pay Adviser a monthly fee on the first business day of each month, [based upon the average daily closing value of fund's net assets during the next preceding month, at the following annual rates:

                 PORTION OF AVERAGE DAILY
                CLOSING VALUE OF NET ASSETS       FEE
                ---------------------------      ------
           Not exceeding $100 Million........... 1.00 %
           In excess of $100 million but not
            exceeding $200 million.............. 0.75 %
           In excess of $200 million but not
            exceeding $400 million.............. 0.625%
           In excess of $400 million............ 0.50 %]/3/

 If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of Fund's net assets shall be computed in the manner specified in its Articles of Incorporation for the computation of the value of such net assets in connection with the determination of the net asset value of shares of its Capital Stock.

 7. Adviser agrees that it will bear any expenses of Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of Fund in excess of the most stringent expense limitation imposed by state securities regulations applicable to Fund in an amount equal to the lesser of such excess or the aggregate amount of fees paid by Fund to Adviser pursuant to paragraph 6 for services rendered by Adviser under this Contract during such fiscal year. In the event this Contract is terminated as of a date other than the last day of the fiscal year of Fund, Adviser shall pay Fund the amount by which such expenses incurred by Fund prior to the termination date exceeds a pro rata portion of the applicable expense limitation, so Adviser is required to reimburse Fund for no more than the total reimbursement which would have been
--------
/3/SBOF agreement substitutes "equal to 1/12 of 1% of the average daily clos-ing value of Fund's net assets during the next preceding month" for brack-eted language.

                                     B-2-2
made had this Contract remained in effect for the full fiscal year multiplied by a fraction equal to the portion of such fiscal year this Contract remained in effect./4/

 8. This Contract shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of Fund's outstanding voting securities (as defined in the 1940 Act) or by Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of Fund's directors who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated at any time, without the payment of any penalty, by a vote of a majority of Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of Fund's entire Board of Directors on 60 days' written notice to Adviser or by Adviser on 60 days' written notice to Fund. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by Adviser.

 9. Upon the expiration or earlier termination of this Contract, Fund shall, if so requested by Adviser in writing, as promptly as practicable change its corporate name so as to eliminate all reference to "Salomon Brothers," and thereafter Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" in any form or combination and shall not use the words "Salomon Brothers" [or any other reference to Adviser or "Salomon Brothers"]./5/ The foregoing rights of Adviser and obligations of Fund shall not deprive Adviser, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which Adviser and any such affiliate may be entitled in law or equity by reason of any breach of this Contract by Fund, and the failure or omission of Adviser to request a change of Fund's name or cessation of the use of the name of "Salomon Brothers" as described in this paragraph shall not under any circumstances be deemed a waiver of the right to require such change or a cessation at any time thereafter for the same or any subsequent breach. The damage to Adviser, or any affiliate thereof which has "Salomon Brothers" in its name, by reason of any failure of Fund after request to change its name and to cease using the name of "Salomon Brothers" would be irreparable and impossible of ascertainment in terms of money, and Fund consents and agrees that, consistent with the foregoing, in any such case an injunction may issue against it restraining it from the further use of the name of "Salomon Brothers."
--------
/4/SBOF agreement substitutes paragraph 7 with the following: "If the aggregate expenses of every character incurred by Fund in any fiscal year, other than interest, taxes, brokerage commissions and any extraordinary expenses, but including the fees provided for in paragraph 6 (includable expenses), shall exceed the applicable expense limitations imposed by the securities, regulations of any state in which shares of Fund's Capital Stock are and continue to be, with Adviser's consent, registered or qualified for sale to the public, Adviser shall pay Fund the amount equal to the lesser of such excess or the aggregate amount of fees paid by Fund to Adviser pursuant to paragraph 6 for services rendered by Adviser under this Contract during such fiscal year. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitation shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of Fund's fiscal year, Adviser shall review the includable expenses accrued during such year to the end of the period, and shall estimate the contemplated includable expenses for the balance of the fiscal year. If as a result of such review and estimation, it appears likely that the includable expenses will exceed the limitations provided for in this paragraph for such year, the monthly fee set forth in paragraph 6 payable to Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to a prorata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph. For purposes of the foregoing, the value of Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any payment required to be made by Adviser shall be made once a year promptly after the end of Fund's fiscal year."
/5/SBOF agreement substitutes "or any name derived from the name "Salomon
   Brothers"," for bracketed language.


                                     B-2-3

 10. Except to the extent necessary to perform Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of Adviser, or any affiliate of Adviser, or any employee of Adviser, including any employee who may also be a director, officer or employee of Fund, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

 If the foregoing correctly sets forth the agreement between Fund and Adviser, please so indicate by signing and returning to Fund the enclosed copy hereof.

                                      Very truly yours,

                                      [FUND NAME]/6/

                                      By ______________________________________

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT
INC

By __________________________________
--------

/6/SALOMON BROTHERS CAPITAL FUND INC or SALOMON BROTHERS OPPORTUNITY FUND INC, as applicable.

                                     B-2-4

                                                                    EXHIBIT B-3

                        FORM OF NEW SBAM AGREEMENT/1/

                              MANAGEMENT CONTRACT

                    [SALOMON BROTHERS SERIES FUNDS INC]/2/
                             7 World Trade Center
                           New York, New York 10048

Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (the "Company") and you (the "Investment Manager") as follows:

 1. The Company is an open-end investment company which currently has [nine investment portfolios--Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Total Return Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Asia Growth Fund.]/3/ The Company proposes to engage in
the business of investing and reinvesting the assets of        /4/. (the
["Fund"])/5/ in the manner and in accordance with the investment objective and limitations specified in the Company's Articles of Incorporation, as amended (the "Articles") and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Fund, included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager.
--------
/1/This form is a composite of twelve New SBAM Agreements with respect to the separate investment portfolios of the Salomon Brothers Series Funds Inc and Salomon Brothers Institutional Series Funds Inc.

/2/Salomon Brothers Institutional Emerging Markets Debt Fund ("IEMD"), Salomon
   Brothers Institutional High Yield Bond Fund ("IHYB") and Salomon Brothers Institutional Asia Growth Fund ("IAG") agreements substitute "Salomon Brothers Institutional Series Funds Inc" for the bracketed language.

/3/IEMD, IHYB and IAG agreements substitute "three investment portfolios--
   Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund" for the bracketed language.

/4/Salomon Brothers Cash Management Fund ("SCM"), Salomon Brothers New York
   Municipal Money Market Fund ("SNYM"), Salomon Brothers National Intermediate Municipal Fund ("SNIM"), Salomon Brothers U.S. Government Income Fund ("SGI"), Salomon Brothers High Yield Bond Fund ("SHYB"), Salomon Brothers Strategic Bond Fund ("SSB"), Salomon Brothers Total Return Fund ("STR"), Salomon Brothers Asia Growth Fund ("SAG"), Salomon Brothers Institutional Money Market Fund ("SIMM"), Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, or Salomon Brothers Institutional Asia Growth Fund, as applicable.

/5/IAG, IHYD and IEMD agreements add " "Asia Growth Fund' or," " "High Yield
   Bond Fund' or," or " "Emerging Markets Debt Fund' or," respectively, before bracketed language.

                                     B-3-1

 2. The Company employs the Investment Manager to (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund and (d) provide continuous supervision of the Fund's investment portfolio./6/

 3.(a) The Investment Manager shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Manager pursuant to this Agreement, (ii) provide the Fund with persons satisfactory to the Company's Board of Directors to serve as officers and employees of the Fund and (iii) provide the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: [(A) Securities and Exchange Commission ("SEC") compliance, including record keeping, reporting requirements and registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; (D) certain services to the Fund's shareholders, including assuring that investments and redemptions are handled efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.]/7/

  (b) Except as provided in subparagraph (a), the Company shall be responsible for all of the Fund's expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Investment Manager or any of its affiliates); fees payable to the SEC; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian [and transfer agent]/8/ insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings;/9/ any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; [and payments to the Fund's distributor for activities intended to result in the sale of Fund shares]./1/0/
--------
/6/IAG and SAG agreements add "[a]t the Investment Manager's own expense and subject to its supervision, the Investment Manager may delegate the performance of all or a part of its services under this agreement to others" at the end of Paragraph 2.

/7/STR agreement omits 3(a)(iii)(D). SAG, IEMD, IHYB and IAG agreements substitute the bracketed language with the following: "(A) review purchases and sales of portfolio instruments and review the Fund's portfolio to assess compliance with the Fund's stated investment objective and limitations and compliance with the 1940 Act and other applicable laws and regulations, (B) record keeping and reporting to the extent such records and reports are not maintained or furnished by the Fund's transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund, (C) supervision of Fund operations, including coordination of functions of [administrator,] transfer agent, custodian, administrative and accounting services agent, accountants, counsel and other parties performing services or operational functions for the Fund; and (D) certain administrative and clerical services not otherwise provided by the Fund's transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund." SAG agreement omits the bracketed term "administrator" from the above quote.

 /8/SAG, IEMD, IHYB and IAG agreements substitute "transfer agent, administrative and accounting services agent and any other agent employed by the Fund" for bracketed language.

 /9/SAG, IEMD, IHYB and IAG agreements add "charges and expenses of any entity used for pricing the Fund's portfolio securities and calculating the net asset value of the Fund's shares."

/1/SIMM,SNYM and SCM agreements omit bracketed language.

                                     B-3-2

 4. As manager of the Fund's assets, the Investment Manager shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provisions of the Internal Revenue Code [of 1986, as amended,]/1/1/ relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Board of Directors from time to time. The Investment Manager shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making such investments.

 5. The Investment Manager is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Investment Manager, provided that the best competitive execution price is obtained at the time of the trade execution.

 6. In consideration of the Investment Manager's undertaking to render the services described in this agreement, the Company agrees that the Investment Manager shall not be liable under this agreement for any error of judgment or mistake of law or for any loss suffered by the Company/1/2/ in connection with the performance of this agreement, provided that nothing in this agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Company or its stockholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the [Investment Manager's]/1/3/ duties under this agreement or by reason of the [Investment Manager's]/1/4/ reckless disregard of its obligations and duties hereunder./1/5/
--------

/1/SIMM, SNYM and SCM agreements omit bracketed language.
/1/IAG and SAG add "(including any Hong Kong taxes or related expenses imposed on the Asia Growth Fund in relation to matters contemplated by this agreement)."

/1/SAG, IEMD, IHYB and IAG agreements substitute "its" for bracketed language.

/1/SAG, IEMD, IHYBand IAG agreements substitute "its" for bracketed language.

/1/SAG, IEMD, IHYB and IAG agreements add the following language to paragraph
    6: "("disabling conduct'). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses [(including any Hong Kong taxes or related expenses imposed on the Fund in relation to the matters contemplated by this agreement)], including reasonable counsel fees and expenses and any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a

                                     B-3-3

 7. In consideration of the services to be rendered by the Investment Manager under this agreement, the Company shall pay the Investment Manager a monthly fee on the first [business day]/1/6/ of each month at an annual rate of [0.60%]/1/7/ of the average daily value (as determined on the days and at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Investment Manager pursuant to this paragraph 7 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Articles for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of shares of the Fund's capital stock.

 8. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reimburse the Fund for such excess. The Investment Manager's reimbursement obligation will be limited to the amount of fees it received under this agreement during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this paragraph 8 shall be made once a year promptly after the end of the Company's fiscal year.

 9. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Company. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940
Act)./1/8/
----------------------------------------------------------------------------
   quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification. For purposes of this paragraph 6 only, the term "Investment Manager" shall be deemed to include affiliates of the Investment Manager to whom the Investment Manager has delegated the exercise of all or any of its powers, discretion and duties under this agreement." IEMB and IHYB agreements omit the bracketed language in the footnote.

/1/SCM, SNYM and SIMM agreements substitute "Business Day (as defined in the Prospectus)" for the bracketed language.

/1/IAG, SHYB and SSB agreements substitute "0.75%," SCM, SNYM and SIMM agreements substitute "0.20%," IHYB and SNIM agreements substitute "0.50," IEMD agreement substitutes "0.70%," SAG agreement substitutes "0.80%" and STR agreement substitutes "0.55%."

/1/SAG, IEMD, IHYB and IAG agreements add the following language to paragraph
    9: "The respective agreements, covenants, indemnities and other statements set forth in Section 6 hereof shall remain in full force and effect regardless of any termination or cancellation of this agreement. All property of the Fund shall be returned to the Fund as soon as reasonably practicable after the termination of this agreement."

                                     B-3-4

 10. Upon expiration or earlier termination of this agreement, the Company shall, if reference to "Salomon Brothers" is made in the corporate name of the Company or in the name of the Fund and if the Investment Manager requests in writing, as promptly as practicable change its corporate name and the name of the Fund so as to eliminate all reference to "Salomon Brothers", and thereafter the Company and the Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" or any other reference to the Investment Manager or "Salomon Brothers". The foregoing rights of the Investment Manager and obligations of the Company shall not deprive the Investment Manager, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Manager and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Company, and the failure or omission of the Investment Manager to request a change of the Company's or the Fund's name or a cessation of the use of the name of "Salomon Brothers" as described in this paragraph 10 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.


 11. Except to the extent necessary to perform the Investment Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

 12. This agreement shall be governed by the laws of the State of New York.

 If the foregoing correctly sets forth the agreement between the Company and the Investment Manager, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                      Very truly yours,

                                       [SALOMON BROTHERS SERIES FUNDS
                                      INC]/1/9/

                                      By: _____________________________________
                                          Name:
                                          Title:

ACCEPTED:

SALOMON BROTHERS ASSET
MANAGEMENT INC

By: _________________________________
  Name:
  Title:


--------

/1/IHYB, IEMD and IAG agreements substitute "SALOMON BROTHERS INSTITUTIONAL
    SERIES FUNDS INC" for the bracketed language.

                                     B-3-5

                                                                    EXHIBIT B-4

                          FORM OF NEW SBAM AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT
                         THE SALOMON BROTHERS FUND INC
                           Seven World Trade Center
                           New York, New York 10048

 INVESTMENT MANAGEMENT AGREEMENT as of the   day of      , 1997, between THE
SALOMON BROTHERS FUND INC, a Maryland corporation (hereinafter called the "Corporation"), and SALOMON BROTHERS ASSET MANAGEMENT INC, a Delaware corporation (hereinafter called "SBAM").

 1. The Corporation hereby employs SBAM and SBAM hereby accepts the employment by the Corporation for the period and on the terms and conditions hereinafter set forth in this management agreement entered into by the Corporation with SBAM pursuant to the powers granted to the Corporation in its Articles of Incorporation.

 2. Subject to the Board of Directors of the Corporation, SBAM shall manage the investment operations of the Corporation, and shall provide management and other services specified in this agreement and especially shall make purchases and sales of portfolio securities on behalf of the Corporation in accordance with the best judgment of SBAM and within the investment objectives and restrictions set forth in the Corporation's Articles of Incorporation, By-Laws and Registration Statement, the Investment Company Act of 1940, as amended, the provisions of the Internal Revenue Code with respect to regulated investment companies, and when requested by such Board of Directors, supply the reasons and considerations that prompted SBAM's decisions.

 3. SBAM shall at its expense provide the Corporation with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Corporation. Other than as herein specifically indicated, SBAM shall not be responsible for any expenses of the Corporation. Specifically SBAM shall not be responsible, except to the extent of the reasonable compensation of employees of the Corporation whose services may be involved, for the Corporation's legal and auditing expenses; fees and expenses of its Board of Directors, Executive or special committees; taxes and governmental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expense of preparing share certificates and other expenses of issue, sale, underwriting, distribution or repurchase of the Corporation's shares; expenses of registering or qualifying securities for sale; expense of preparing and distributing reports, notices and dividends to shareholders; cost of stockholders' and other meetings; or fees in connection with the listing of its shares on any stock exchange. Should SBAM determine that services which would ordinarily be rendered by the employees of the Corporation at its office can be better rendered by some other agency, SBAM shall bear the costs of employing that agency.

 4. It is understood that SBAM shall from time to time employ or associate with itself such persons as it believes to be particularly fitted to assist it in the execution of this agreement, the compensation of such persons to be paid by SBAM. No obligation may be incurred on behalf of the Corporation in any such respect. During the continuance of this agreement, SBAM shall provide persons satisfactory to the Board of Directors of the Corporation to serve as officers and employees of the Corporation. These may be a chairman of the board, chairman of the executive committee, president, one or more vice-presidents, a secretary, a treasurer, and such additional

                                     B-4-1
officers and employees as may reasonably be necessary for the conduct of the Corporation's business and SBAM agrees to pay the compensation of all such persons.

 5. In consideration of the foregoing, the Corporation will pay SBAM quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee as computed below (the "Base Fee") plus a performance adjustment. The Base Fee shall be calculated as follows:


BASE FEE (AVERAGE DAILY NET ASSETS)                          QUARTERLY FEE RATE
-----------------------------------                          ------------------
First $350 million..........................................      .1625 %
Next $150 million...........................................      .1375 %
Next $250 million...........................................      .13125%
Next $250 million...........................................      .125  %
Over $1 billion.............................................      .1125 %

 The Base Fee shall be calculated using the daily net assets averaged over the most recent calendar quarter. For each percentage point by which the investment performance of the Corporation exceeds or is exceeded by the investment record of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") over the one year period ending on the last day of each calendar quarter, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the Corporation's average daily net assets for the one year period ending on the last day of the calendar quarter. If the amount by which the Corporation outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Corporation exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is 1/4 of .1%, which would occur if the Corporation's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

 The investment performance of the Corporation, for a period of one year, shall mean the sum of (i) the change in the Corporation's net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of the Corporation's net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Corporation at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. However, notwithstanding the foregoing, the investment performance of the Corporation shall not include, and there shall be excluded from the change in the net asset value per share for such period, and the value of the Corporation's cash distributions per share accumulated to the end of such period shall be adjusted for, any increase or decrease in the investment performance of the Corporation resulting from the issuance, sale or repurchase of any shares of the capital stock or any other securities of the Corporation.

 The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of (i) the change in the level of the index during such period and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

                                     B-4-2

 If the fee payable to the Investment Manager pursuant to the agreement begins to accrue on a date prior to the end of any quarter or if this agreement terminates before the end of any quarter, compensation for the period from such date to the end of such quarter or from the end of the last quarter ending prior to such termination to the date of termination shall be prorated and shall be payable promptly at the end of such quater or after the date of termination, as the case may be.

 6. Upon the expiration or sooner termination of this agreement and/or in the event of a breach of this agreement by the Corporation, the Corporation covenants that it will at the request of SBAM to be evidenced by written notice to the Corporation, forthwith change its corporate name so as to eliminate all reference to "Salomon Brothers" and will not thereafter transact any business in a corporate name using the words "Salomon Brothers" in any form or combination whatsoever, or otherwise use the words "Salomon Brothers" or any other reference to "Salomon Brothers" and for the purpose of requiring such discontinuance the judgment of SBAM (or, if SBAM shall no longer be in existence, Salomon Inc) as to whether this agreement has been breached by the Corporation shall be final and conclusive. The exercise of its right to require such discontinuance of use of name shall not deprive SBAM, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which it may be entitled in law or equity by reason of any such breach of this agreement by the Corporation; nor shall the omission of SBAM to request such discontinuance in any case in which it shall be so deemed a waiver of its right to require such discontinuance at any time thereafter, for the same or any subsequent breach. It is agreed that the damage to SBAM, or any affiliate thereof which has "Salomon Brothers" in its name, through any failure of the Corporation after demand to discontinue the use of the name of "Salomon Brothers" would be irreparable and impossible of ascertainment in terms of money, and the Corporation consents that in any such case an injunction may issue against it restraining it from the further use of such name.

 7. The Board of Directors of the Corporation may include officers and/or directors of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates and its officers may be, in whole or in part, officers and/or directors of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates. SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates may, nevertheless, deal freely with the Corporation as bankers or otherwise, and no contract or transaction shall be invalidated or in any way affected by those facts, even though the vote of director or directors or the action of the officer or officers who are officers or directors of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates shall have been necessary to obligate the Corporation in such contract or transaction; and neither SBAM nor Salomon Brothers Inc nor Salomon Inc nor any of their affiliates nor any officer or director thereof shall be liable to the Corporation or to any stockholder or creditor thereof or to any other person by reason of such contract or transaction or for any loss resulting therefrom or for any profit derived therefrom, provided that such contract or transaction shall, at the time at which it was entered into, have been a reasonable one to have been entered into and shall have been on terms that at that time were fair. Nothing contained in this Article 7, however, shall validate, authorize or apply to any act prohibited by the Investment Company Act of 1940, as amended, or shall protect any director or officer of the Corporation or any officer or director of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or under this agreement.

 8. This agreement, unless sooner terminated as provided in this agreement, shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for a period of one year so long as such continuance is specifically approved annually by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the

                                     B-4-3

Corporation and, in either case, by the vote of a majority of directors who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that this agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation on sixty days' written notice to SBAM or by SBAM on sixty days' written notice to the Corporation.

 9. The services of SBAM to the Corporation hereunder are not to be deemed exclusive, and SBAM shall continue to be free to act as investment adviser to others.

 10. This agreement may be amended by mutual consent, but this agreement as amended must be approved by the Board of Directors of the Corporation (by vote including a majority of directors who are not parties to such agreement or interested persons of any such party), or by vote of a majority of the outstanding voting securities of the Corporation given at any meeting of the stockholders, the notice of which shall have stated the proposed amendment to be one of the objects of the meeting, and otherwise as may be required by the Investment Company Act of 1940, as amended, provided that the compensation payable to SBAM pursuant to Article 5 hereof may not be increased except by a vote of a majority of the outstanding voting securities of the Corporation.

 11. This agreement shall bind and inure to the benefit of any corporation or association with which or into which the Corporation shall be consolidated or merged or any corporation or association acquiring substantially all of the assets of the Corporation.

 12. This agreement shall terminate automatically in the event of its assignment.

 IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

                                          Very truly yours,

                                          THE SALOMON BROTHERS FUND INC

                                          By: _________________________________

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT
INC

By: _________________________________

                                     B-4-4

                                                                    EXHIBIT B-5

                        FORM OF NEW SBAM AGREEMENT/1/

                                              /2/

                     [INVESTMENT MANAGEMENT AGREEMENT]/3/



Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (the "Fund") and you (the "Investment Manager") as follows:/4/

 1. The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund proposes to engage in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager.

 2. The Fund employs the Investment Manager to (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide continuous supervision of the Fund's investment portfolio, (e) provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund[, and (f) provide the following services for the Fund: (A) compliance with the rules and regulations of the SEC, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund
--------
/1/This form is a composite of the New SBAM Agreements for each of the Salomon
   Brothers High Income Fund Inc ("HIF"), The Emerging Markets Income Fund Inc ("EMD"), Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("SBG"), and Salomon Brothers Worldwide Income Fund Inc ("SBW").

/2/Salomon Brothers High Income Fund Inc, The Emerging Markets Income Fund
   Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, or Salomon Brothers Worldwide Income Fund Inc, as applicable.

/3/EMD agreement substitutes "MANAGEMENT AGREEMENT" for bracketed language.
   SBG and SBW agreements substitute "INVESTMENT ADVISORY AGREEMENT" for bracketed language.

/4/SBG agreement substitutes the term "Trust" for the term "Fund" throughout.
   SBG & SBW agreements substitute "Investment Adviser" for "Investment
   Manager."

                                     B-5-1
shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Manager shall have the sole ultimate discretion over investment decisions for the Fund.]/5/

 3.(a) The Investment Manager shall, at its expense, (i) provide the Fund with [office space, office facilities and]/6/ personnel reasonably necessary for performance of the services to be provided by the Investment Manager pursuant to this Agreement, and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund./7/

  (b) Except as provided in subparagraph (a), the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational [and offering]/8/ expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager/9/); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the SEC; expenses of registering or qualifying securities of the Fund for sale; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager/1/0/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses./1/1/
--------
/5/EMD, SBG, and SBW agreements omit bracketed language.

/6/SBG and SBW agreements omit bracketed language.

/7/EMD agreement adds, ", and (iii) provide the office space, facilities, equipment and personnel necessary to perform the following services for the
   Fund: (A) SEC compliance, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders."

/8/EMD agreement omits bracketed language.

/9/EMD agreement adds, "and Advantage Advisers, Inc. ("the Investment
   Adviser')."

/1/EMD agreement adds, "or the Investment Adviser."

/1/SBG and SBW agreements substitute the following for paragraph 3(b), "Except as provided in subparagraph (a), the Fund shall be responsible for all of the Fund's expenses and liabilities, including fees of the directors not affiliated with the Investment Adviser and expenses in connection with meetings of the Board of Directors, fees of the Investment Adviser and the Fund's administrator; interest charges; taxes; organization expenses; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Fund, including safekeeping of funds and securities and maintaining

                                     B-5-2

 4. As manager of the Fund's assets, the Investment Manager shall make investments for the Fund's account in accordance with the investment objectives and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Manager shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

 5. /1/2/The Investment Manager may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, [clerical assistance, accounting services]/1/3/ or otherwise.

 6. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager/1/4/ or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers [affiliated with the Investment Manager]/1/5/ for the execution of trades for the Fund.

 7. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such [dealers and brokers]/1/6/ as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research.
-------------------------------------------------------------------------------
   required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; freight and other charges in connection with the shipment of the Fund's portfolio securities; salaries of shareholder relations personnel; Commission and state registration fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering and litigation and other extraordinary or non-recurring expenses."

/1/EMD agreement adds at the beginning of paragraph 5, "The Investment
    Manager is authorized to obtain research, analysis and other information and advice from the Investment Adviser under the terms of the Advisory Agreement."

/1/EMD agreement omits "accounting services" from bracketed language. SBG and SBW agreements omit the bracketed language entirely.

/1/EMD agreement adds, "or the Investment Adviser."

/1/EMD agreement substitutes bracketed language with, "(including brokers affiliated with the Investment Manager or the Investment Adviser)."

/1 /EMD agreement substitutes "securities dealers" for bracketed language.

                                     B-5-3

 8. In consideration of the services to be rendered by the Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the first business day of each month for the previous month at an annual rate of [0.70%]/1/7/ of the Fund's average weekly net assets, commencing on the date hereof. If the fee payable to the Investment Manager pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

 9. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

 10. This agreement shall continue in effect until      /1/8/ and thereafter
for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the
--------
/1/SBG agreement substitutes "0.60%" and SBW agreement substitutes "0.90%."

/1/Date which is two years from the date of the Agreement to be inserted here.

                                     B-5-4
purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Fund. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

 11. /1/9/Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. [Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.]/2/0/

 12. This Agreement shall be governed by the laws of the State of New York.

 13. All notices hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person to the parties at the addresses set forth below).

 If to the Fund:
                   /2/1/
   c/o Salomon Brothers Asset Management Inc
   Seven World Trade Center
   New York, New York 10048
   Attention:

 If to the Investment Manager:
   Salomon Brothers Asset Management Inc
   Seven World Trade Center
   New York, New York 10048
   Attention:

or such other name or address as may be given in writing to the other party.

 Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by telex or facsimile and mail, on the date on which such telex or facsimile is sent./2/2/

 14. This Agreement constitutes the entire agreement among the parties hereto.

 15. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
--------

/1/EMD agreement adds at the beginning of paragraph 11, "Except to the extent necessary to perform the Investment Manager's obligations under this agreement, . . . ."

/2 /EMD agreement omits the bracketed language.

/2/Each of Salomon Brothers High Income Fund Inc, Salomon Brothers 2008
    Worldwide Dollar Government Term Trust Inc or Salomon Brothers Worldwide Income Fund Inc, as applicable.

/2 /EMD agreement omits paragraphs 13, 14, and 15.

                                     B-5-5

 If the foregoing correctly sets forth the agreement between the Fund and the Investment Manager, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                      Very truly yours,

                                      [FUND NAME]/2/3/

                                      By: _____________________________________
                                          Name:
                                          Title:

ACCEPTED:

SALOMON BROTHERS ASSET
MANAGEMENT INC

By: _________________________________
  Name:
  Title:
--------

/2/SALOMON BROTHERS HIGH INCOME FUND INC, THE EMERGING MARKETS INCOME FUND
    INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC or SALOMON BROTHERS WORLDWIDE INCOME FUND INC, as applicable.

                                     B-5-6

                                                                      EXHIBIT C

                     FORM OF NEW CO-ADVISED AGREEMENT/1/

                INVESTMENT ADVISER AND ADMINISTRATION AGREEMENT

                            Value Advisors LLC

                   c/o PIMCO Funds Distribution Company

                           2187 Atlantic Street

                       Stamford, Connecticut 06907



Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (the "Investment Manager") [and you (the "Investment Adviser")]/2/ as follows:

 1. The Investment Manager has been employed by        /3/ (the "Fund")
pursuant to a management agreement dated November 4, 1997 between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, [diversified]/4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

 2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1,
(c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and
(e) provide the following services for the Fund: (A) compliance with
--------
/1/This form is a composite of the five New Co-Advised Agreements for each of the Emerging Markets Income Fund II Inc. ("EDF"), The Emerging Markets Floating Rate Fund Inc. ("EFL"), Global Partners Income Fund Inc. ("GDF"), Municipal Partners Fund Inc. ("MNP") and Municipal Partners Fund II Inc. ("MPT").

/2/EDF, EFL and GDF agreements substitute ", you (the "Investment Adviser") and the Fund (but only with respect to subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.

/3/The Emerging Markets Income Fund II Inc., The Emerging Markets Floating
   Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., or Municipal Partners Fund II Inc., as applicable.

/4/EDF, EFL and GDF agreements substitute "non-diversified" for the bracketed language.

[the rules and regulations of the SEC]/5/, including record keeping, reporting requirements and preparation of registration statements and proxies;
(B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

 3.(a) The Investment Adviser shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement [and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund]/6/.

  (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;/7/ costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser [or the Investment Manager]/8/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings;/9/ insurance; interest; brokerage costs; [expenses in connection with the offering and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;]/1/0/ litigation and other extraordinary or non-recurring expenses.

 4. The Investment Adviser shall make investments for the Fund's account in accordance with the investment objectives/1/1/ and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to
--------

 /5/EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.

 /6/EDF, EFL and GDF agreements omit the bracketed language.

 /7/EDF, EFL and GDF agreements add "expenses of leverage;" where indicated.

 /8/EFL and GDF agreements omit the bracketed language.

 /9/EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.

/1/EDF, EFL and GDF agreements omit the bracketed language.

/1/EFL agreement adds", policies" where indicated.

regulated investment companies and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

 5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance [, accounting services]/1/2/ or otherwise.

 6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers [affiliated with the Investment Adviser or the Investment Manager]/1/3/ for the execution of trades for the Fund.

 7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best [net]/1/4/ results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research.

 8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of [0.36%]/1/5/ of the Fund's average weekly net assets [(i.e. the average weekly value of the Fund's assets less its liabilities exclusive of capital stock and surplus)]/1/6/. If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. [For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.]/1/7/
--------
/1/EDF,EFL and GDF agreements omit the bracketed language.

/1/EFL and GDF agreements substitute "(including Salomon Brothers Inc or any other brokers affiliated with the Investment Adviser or the Investment Manager)" for the bracketed language, and EDF agreement substitutes "(including brokers affiliated with the Investment Adviser or Investment Manager)" for the bracketed language.

/1/EFL and GDF agreements omit the bracketed language.

/1/EFL and GDF agreements substitute ".65%" and EDF agreement substitutes
    ".70%" for the bracketed language.

/1/EDF, EFL and GDF agreements omit the bracketed language.

/1/MNP and MPT agreements omit the bracketed language.

 9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]/1//8/, the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

 10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]/1/9/ in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]/2/0/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification [pursuant to the foregoing sentence]/2/1/ shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or
(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]/2/2/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

 11. This agreement shall continue in effect until          /2/3/ and
thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's
--------

/1/EDF, EFL and GDF agreements substitute "Investment Advisers Act of 1940, as amended" for the bracketed language.

/1/EDF, EFL and GDF agreements omit the bracketed language.

/2/EDF, EFL and GDF agreements substitute "its shareholders" for the bracketed language.

/2/EDF, EFL and GDF agreements omit the bracketed language.

/2/EDF, EFL and GDF agreements substitute "The" for the bracketed language.

/2/Date which is two years from the date of the Agreement to be inserted.

outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Investment Manager. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may only be terminated in accordance with the provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.

 12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

 13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

 14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

 If to the Investment Adviser:
   Salomon Brothers Asset Management Inc
   Seven World Trade Center
   New York, New York 10048
   Tel: (212) 783-7416

   Fax: (212) 783-1938
   Attn: President

 If to the Investment Manager:
   Value Advisors LLC

   c/o Pimco Funds Distribution Company

   2187 Atlantic Street

   Stamford, Connecticut 06902

   Tel: (203) 352-4900

   Fax: (203) 352-4919

   Attn: Newton Schott

or to such other address as to which the recipient shall have informed the other party in writing.

 Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

 15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

 If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                      Very truly yours,

                                      VALUE ADVISORS LLC

                                      By: _____________________________________
                                         Name:
                                         Title:

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT
INC

By: _________________________________
  Name:
  Title:

[FUND NAME]/2/4/ hereby
acknowledges and agrees to the
provisions of subparagraph 3.(b) and
[paragraph 10]/2/5/ of this
agreement.

[FUND NAME]/2/6/

By: _________________________________
  Name:
  Title:

--------

/2/Each of EMERGING MARKETS INCOME FUND II INC., THE EMERGING MARKETS
    FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC., or MUNICIPAL PARTNERS FUND II INC., as applicable.

/2/EDF, EFL and GDF agreements substitute "paragraphs 6, 7, 10 and 11" for the bracketed language.

/2/Each of EMERGING MARKETS INCOME FUND II INC., THE EMERGING MARKETS
    FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC., or MUNICIPAL PARTNERS FUND II INC., as applicable.

                                                                      EXHIBIT D

                          NEW SBAM LIMITED AGREEMENT

                       SUBADVISORY CONSULTING AGREEMENT

 Agreement dated       , 1997, by and between Salomon Brothers Asset
Management Inc, a Delaware Corporation ("SBAM") and Salomon Brothers Asset Management Limited, a company incorporated under the laws of England ("SBAM Limited").

 WHEREAS, pursuant to the Management Contract dated as of       , 1997 between
SBAM and Salomon Brothers Series Funds Inc (the "Management Contract"), SBAM is the Investment Manager to the Salomon Brothers Strategic Bond Fund (the "Fund") portfolio of Salomon Brothers Series Funds Inc (the "Company"), an open-end management investment company comprised of eight separate portfolios of investments;

 WHEREAS, SBAM desires to retain SBAM Limited to assist SBAM in furnishing an investment program to the Fund;

 NOW, THEREFORE, in consideration of the mutual agreements herein made, SBAM and SBAM Limited agree as follows:

 1. SBAM hereby employs SBAM Limited to serve as Sub-Adviser Consultant to SBAM with respect to such portion of the assets of the Fund as SBAM shall allocate (the "Designated Portion"), it being contemplated that all of such assets are to be invested in the securities of non-U.S. issuers. SBAM Limited will have full power to direct the investment and reinvestment of the assets of the Designated Portion of the Fund in accordance with the requirements of the Management Contract. SBAM Limited hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth.

 2. SBAM will pay SBAM Limited, as full compensation for all services provided under this Subadvisory Consulting Agreement, a portion of the fee (such portion herein referred to as the "Subadvisory Consulting Fee") payable to SBAM under the Management Contract. The Subadvisory Consulting Fee shall be an amount equal to the fee payable under the Management Contract multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund. The Subadvisory Consulting Fee shall be accrued for each calendar day in the period commencing as of the date first above written and ending on the date on which this Subadvisory Consulting Agreement terminates and the sum of the daily fee accruals shall be paid to SBAM Limited by SBAM at such times and for such periods as SBAM Limited and SBAM shall agree.

 3. This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof, and for such successive annual periods thereafter but only so long as each such continuance is specifically approved at least annually by (1) a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or by the Company's Board of Directors and (2) a majority of the Directors of the Company who are not parties to this Agreement or interested persons of any such parties (other than as Directors of the Company), by vote cast in person at a meeting duly called for the purpose of voting on such approval.

 4. This Agreement may be terminated at any time without the payment of any penalty: (1) by a vote of a majority of the entire Board of Directors of the Company on sixty (60) days' written notice to SBAM Limited and SBAM; (2) by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); or
(3) by SBAM Limited or SBAM on 60 days' written notice to the Company.

 This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

 5. Nothing contained herein shall limit the obligations of SBAM under the Management Contract.

 6. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced in accordance with the laws of the State of New York.

 7. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

 IN WITNESS WHEREOF, the parties hereto have caused this Subadvisory Consulting Agreement to be executed by their officers thereunto duly authorized.

                                      Salomon Brothers Asset Management Inc

                                      By: _____________________________________
                                          Name:
                                          Title:

                                      Salomon Brothers Asset Management
                                       Limited

                                      By: _____________________________________
                                          Name:
                                          Title:

                                                                      EXHIBIT E

                          NEW SBAM AP AGREEMENTS/1/

                             SUBADVISORY AGREEMENT

 Agreement, dated as of       , 1997 between Salomon Brothers Asset Management
Inc, a Delaware Corporation (the "Investment Manager") and Salomon Brothers Asset Management Asia Pacific Limited (the "Subadviser"), a company incorporated in Hong Kong and registered with the Hong Kong Securities and Futures Commission as an investment adviser (registration number IAC 001015), relating to the Salomon Brothers [Institutional]/2/ Asia Growth Fund (the "Fund"), an investment portfolio of Salomon Brothers [Institutional]/3/
Series Funds Inc, an open-end investment company (the "Company").

 1. The Company proposes to engage in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and limitations specified in the Company's Articles of Incorporation, as amended (the "Articles") and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Fund, included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished by the Investment Manager to the Subadviser. Any amendments to these documents shall be furnished by the Investment Manager to the Subadviser.

 2. [Pursuant to]/4/ the Management Contract dated the date hereof between the Company and the Investment Manager relating to the Fund (the "Management Contract"), the Investment Manager hereby delegates the performance of certain of its services to the Subadviser to the extent and on the terms set forth in this agreement. The Subadviser accepts such delegation and agrees to render the services herein set forth for the compensation herein provided.

 3. The Subadviser shall (a) make investment strategy decisions for the Fund,
(b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund and (d) provide continuous supervision of the Fund's investment portfolio. The Subadviser shall, at its expense, (i) provide office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Subadviser pursuant to this agreement, and (ii) provide persons satisfactory to the Company's Board of Directors to serve as officers and employees of the Fund.

 4. As manager of the Fund's assets, the Subadviser shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable banking laws and regulations, and policy
--------
/1/This form is a composite of the New SBAM AP Agreements for the Salomon
   Brothers Asia Growth Fund ("AGF") and the Salomon Brothers Institutional Asia Growth Fund ("IAGF").

/2/AGF agreement omits the bracketed language.

/3/AGF agreement omits the bracketed language.

/4/AGF agreement substitutes "Pursuant to Section 2 of" for the bracketed lan-guage.

decisions adopted by the Company's Board of Directors from time to time. The Subadviser shall advise the Investment Manager, the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Subadviser and/or the Company's officers or Board of Directors, supply the reasons for making such investments.

 5. The Subadviser is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Subadviser, Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Subadviser is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Subadviser and the Investment Manager, provided that the best competitive execution price is obtained at the time of the trade execution.

 6. In consideration of the Subadviser's undertaking to render the services described in this agreement, the Investment Manager agrees that the Subadviser shall not be liable under this agreement for any error of judgment or mistake of law or for any loss suffered by the Company (including any Hong Kong taxes or related expenses imposed on the Fund in relation to matters contemplated by this agreement) in connection with the performance of this agreement, provided that nothing in this agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Company or its stockholders to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this agreement or by reason of its reckless disregard of its obligations and duties hereunder ("disabling conduct"). To the extent the Investment Manager obtains indemnification from the Fund, the Investment Manager will indemnify the Subadviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including any Hong Kong taxes or related expenses imposed on the Fund in relation to the matters contemplated by this agreement), including reasonable counsel fees and expenses and any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Subadviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Subadviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Subadviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. To the extent the Investment Manager receives the same from the Fund, the Subadviser shall be entitled to advances from the Investment Manager for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Subadviser shall provide to the Investment Manager, who in turn will provide to the Fund, a written affirmation of the Subadviser's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Subadviser shall provide security in form and amount acceptable to the Investment Manager for its undertaking;
(b) the Fund is insured against losses arising by reason of the advance; or
(c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Subadviser will ultimately be found to be entitled to indemnification.

 7. In consideration of the services to be rendered by the Subadviser under this agreement, the Investment Manager shall pay the Investment Adviser, in respect of each quarter of its service, a lump sum fee in such amount as shall be agreed between the parties hereto from time to time. Such agreement may be recorded in an agreement substantially in the form of Attachment A hereto. The quarterly fee referred to in the preceding sentence shall be paid by the Investment Manager to the Subadviser in arrears. Any amount payable to the Subadviser under this agreement shall be computed in U.S. dollars. The fee due for any quarter during which this agreement remains in effect for less than a full quarter will be determined on a pro rata basis.

 8. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, (i) by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), (ii) by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Manager and the Subadviser or (iii) by either the Subadviser or the Investment Manager on 60 days' written notice to the other party and the Company. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination of this agreement shall not relieve either the Investment Manager nor the Subadviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. The respective agreements, covenants, indemnities and other statements set forth in Section 6 hereof shall remain in full force and effect regardless of any termination or cancellation of this agreement. All property of the Fund shall be returned to the Fund as soon as reasonably practicable after the termination of this agreement.

 9. Upon expiration or earlier termination of this agreement, the Company shall, if reference to "Salomon Brothers" is made in the corporate name of the Company or in the name of the Fund and if the Investment Manager requests in writing, as promptly as practicable change its corporate name and the name of the Fund so as to eliminate all reference to "Salomon Brothers", and thereafter the Company and the Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" or any other reference to the Investment Manager or "Salomon Brothers". The foregoing rights of the Investment Manager and obligations of the Company shall not deprive the Investment Manager, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Manager and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Company, and the failure or omission of the Investment Manager to request a change of the Company's or the Fund's name or a cessation of the use of the name of "Salomon Brothers" as described in this paragraph 10 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

 10. Except to the extent necessary to perform the Investment Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

 11. Each of the parties hereto undertakes to notify the other of any material change in any information supplied in, or pursuant to, this agreement within a reasonable time after such change. The Subadviser undertakes (i) to notify the Investment Manager of any change in its directors within a reasonable time after such change and (ii) to provide, on demand, such financial and other information relating to itself or its business as the Investment Manager may from time to time reasonably require. The Investment Manager acknowledges that the Subadviser may be required by law or the rules of any governmental or other regulatory authority to disclose information relating to the Fund.

 12. This agreement shall be governed by the laws of the State of New York.

 IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their officers designated below as of the date hereinabove written.

                                      Salomon Brothers Asset Management Asia
                                       Pacific Limited

                                      By: _____________________________________
                                         Name:
                                         Title:

                                      Salomon Brothers Asset Management Inc

                                      By: _____________________________________
                                         Name:
                                         Title:

                                  Attachment A

From: Salomon Brothers Asset Management Asia Pacific Limited

To: Salomon Brothers Asset Management Inc

Date:

This confirms that the amount of the quarterly fee under paragraph 7 of our
agreement effective       , 1997 for the period set forth below shall be as
follows:

Period: from           to

Amount of Quarterly Fee:

Please initial next to your name above and return to indicate your confirmation.

                         THE SALOMON BROTHERS FUND INC



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 15, 1998


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Salomon Brothers Fund Inc which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of The Salomon Brothers Fund Inc to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York in the Downtown Conference Center on Thursday, January 15, 1998, at 3:00 p.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new investment management agreement between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

  The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

  I will attend the meeting. [ ]         Change of Address and/ [ ]
                                         or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date



                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [X]